[NATIONS FUNDS LOGO]


Domestic
Stock
Funds


Annual Report For The
Year Ended March 31, 1998


                                                               [PICTURE OF TREE]

                                                  Investments For A Lifetime(SM)

                                                                         Nations
                                                                 Balanced Assets
                                                                            Fund

                                                                         Nations
                                                                   Equity Income
                                                                            Fund

                                                              Nations Value Fund

                                                                 Nations Marsico
                                                                 Growth & Income
                                                                            Fund

                                                                         Nations
                                                                    Equity Index
                                                                            Fund

                                                                         Nations
                                                                  Capital Growth
                                                                            Fund

                                                                         Nations
                                                              Disciplined Equity
                                                                            Fund

                                                                 Nations Marsico
                                                                Focused Equities
                                                                            Fund

                                                                         Nations
                                                                 Emerging Growth
                                                                            Fund

                                                                         Nations
                                                                   Small Company
                                                                     Growth Fund

                         [BACKGROUND DEPICTING BASKETS]



















This Report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc. Stephens Inc., which
is not affiliated with NationsBank,
N.A., is not a bank, and securities
offered by it are not guaranteed by
any bank or insured by the FDIC.
Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.
Nations Funds Investment Sub-
Advisers: TradeStreet Investment
Associates, Inc., Gartmore Global
Partners, Boatmen's Capital
Management, Inc. and Marsico
Capital Management, LLC.


-----------------
[DOWNWARD ARROW]
    NOT FDIC-
     INSURED
-----------------
  May Lose Value
-----------------
No Bank Guarantee
-----------------

Presidents'
Message
                         Dear Shareholder:

                         The past 12 months have been very rewarding for many investors. Even with domestic markets feeling the effects of the Asian financial crisis, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- a widely known indicator of stock market activity -- returned 47.98%.*

                         Even though the markets have experienced recent success, the prudent investor realizes these conditions cannot continue indefinitely. While the markets have continued to perform well during the first three months of 1998, we encourage you to consider:

                         -- BUILDING A DIVERSIFIED PORTFOLIO. A portfolio
                            comprised of different types of
                            investments -- stocks, bonds, money market instruments -- has the potential to serve you best in volatile markets.

                         -- CHOOSING AN INVESTMENT STRATEGY THAT COMPLEMENTS
                            YOUR LIFESTYLE AND FINANCIAL OBJECTIVES, and maintaining that strategy as you pursue your investment goals.

                         -- INVESTING FOR THE LONG TERM. If you can afford to
                            invest throughout inevitable market fluctuations, you should benefit since historically, market prices have generally gone up over the long term. This is often a better strategy than attempting to "time" the market.

                         -- INVESTING ON A REGULAR BASIS. This technique, known
                            as dollar-cost averaging, may enable you to buy more shares when prices are lower and fewer when prices are higher. Systematic investing generally provides an easy, disciplined way to increase your assets.

                            Such a strategy does not assure a profit and does not protect against loss in declining markets. Since this strategy involves continuous investment in securities regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of declining price levels.

                         Following these guidelines may help you create an investment portfolio with the potential to make the most of current market conditions, as well as those to come.

                         With Nations Funds as a component of that portfolio, your investment is part of over $33 billion in assets under management. We are very pleased with the overall performance of the Funds over the past 12 months. Please refer to the individual fund commentary for performance results.

                         NEW OPPORTUNITIES FOR YOUR DIVERSIFIED PORTFOLIO
                         We have continued to expand the Nations Funds family of funds, including the addition of two new growth funds managed by Tom Marsico, one of

                         * The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                         the most respected portfolio managers in the industry. Mr. Marsico is widely known in the investment community for having managed the Janus Twenty Fund and Janus Growth and Income Fund; during his tenure of nearly 10 years at Janus, these Funds grew from $7 million in assets to more than $7 billion.

                         In addition, we created Nations Annuity Trust, which consists of eight investment portfolios that serve as underlying investment vehicles for annuity products. One of those products, Nations Variable Annuity issued by Hartford Life Insurance Company, is now available for your long-term tax-deferred investing needs.

                         RECOGNITION FOR SUPERIOR SHAREHOLDER SERVICES
                         The Nations Funds product line and its performance, however, lacks importance if it isn't backed by helpful, professional services to its shareholders. That's why, among all the Funds' accomplishments this year, we are particularly proud of the recognition the industry bestowed on Nations Funds.

                         In its first year as a participant in the annual survey conducted by DALBAR, Inc. -- an independent research firm that measures customer service and establishes benchmarks in the financial services industry -- Nations Funds was honored with the Key Honors Award for superior customer service. This award "designates those firms that demonstrate their commitment to the shareholder by providing consistently solid service."

                         NATIONS FUNDS PROVIDES INVESTMENTS FOR A LIFETIME
                         We want to thank you for your confidence in Nations Funds, and for making them part of your investment strategy. As we strive to provide an ever-diverse range of investment products, we recognize that the strongest, most important asset is you, the shareholder.

                         Sincerely,


                                     /s/ A. Max Walker                                /s/ Robert H. Gordon
                                     A. MAX WALKER                                    ROBERT H. GORDON
                                     PRESIDENT AND CHAIRMAN                           PRESIDENT
                                     OF THE BOARD                                     NATIONSBANC ADVISORS, INC.

                         March 31, 1998

                         P.S.: If you have any questions or comments on your annual report or the information in it, please contact us at 1-800-321-7854 or send us a message from the Nations Funds Web Site at www.nationsbank.com/nationsfunds.

Table
Of
Contents

                                     NATIONS FUNDS SPECTRUM                                         2
                                     ECONOMIC OVERVIEWS                                             4
                                     PORTFOLIO MANAGER COMMENTARY
                                     Nations Balanced Assets Fund                                   7
                                     Nations Equity Income Fund                                    12
                                     Nations Value Fund                                            17
                                     Nations Marsico Growth & Income Fund                          21
                                     Nations Equity Index Fund                                     26
                                     Nations Capital Growth Fund                                   29
                                     Nations Disciplined Equity Fund                               34
                                     Nations Marsico Focused Equities Fund                         38
                                     Nations Emerging Growth Fund                                  43
                                     Nations Small Company Growth Fund                             47
                                     FINANCIAL STATEMENTS
                                     Schedules of Investments                                      51
                                     Statements of Assets and Liabilities                          78
                                     Statements of Operations                                      82
                                     Statements of Changes in Net Assets                           84
                                     Schedules of Capital Stock Activity                           88
                                     Financial Highlights                                          96
                                     Notes to Financial Statements                                116
                                     ---------------------------------------------------------------------------------

                                         NATIONS FUNDS                [DALBAR KEY HONOR LOGO]
                                         RECOGNIZED FOR               DALBAR, Inc., is a well-respected research firm
                                         OUTSTANDING                  that measures customer service levels and
                                         CUSTOMER SERVICE             establishes benchmarks in the financial services
                                                                      industry.
                                         In recognition of our
                                         commitment to retail
                                         shareholders through
                                         consistently providing
                                         superior customer service,
                                         Nations Funds was awarded
                                         DALBAR Key Honors in 1997.
                                     ---------------------------------------------------------------------------------

The
Nations Funds
Family At A Glance

   STABILITY
----------------                          CURRENT INCOME
----------------------------------------------------------------------------------
                                                                                         GROWTH & INCOME
                                                                                     -----------------------


MONEY               SHORTER              INTERMEDIATE             LONGER TERM          LARGE CAPITALIZATION
MARKET              MATURITY             MATURITY                 DOMESTIC             VALUE FUNDS
FUNDS               BOND FUNDS           BOND FUNDS               AND GLOBAL
                                                                  BOND FUNDS
------------------------------------------------------------------------------------------------------------
- Nations           - Nations Short-    - Nations                - Nations Global      - Nations
  Prime Fund          Intermediate        Strategic Fixed          Government            Value Fund
                      Government          Income Fund              Income Fund
- Nations Government  Fund                                                             - Nations
  Money Market                          - Nations                - Nations               Managed
  Fund              - Nations             Government               Diversified           Value Index
                      Short-Term          Securities Fund          Income Fund           Fund
- Nations             Income Fund
  Treasury Fund                         - Nations                - Nations             - Nations

- Nations Tax       - Nations Short-      Intermediate             U.S. Government       Equity Income
  Exempt Fund         Term Municipal      Municipal                Bond Fund             Fund
                      Income Fund         Bond Fund
                                                                 - Nations             - Nations
                                        - Nations                  Municipal             Balanced Assets
                                          State-Specific           Income Fund           Fund
                                          Intermediate
                                          Municipal Bond         - Nations
                                          Funds                    State-Specific
                                                                   Long-Term
                                                                   Municipal Bond
                                                                   Funds

                                                         POTENTIAL RETURN
                                                         RISK (VARIABILITY)
2

                                                            [NATIONS FUNDS LOGO]
                                                  Investments For A Lifetime(SM)



  GROWTH & INCOME
-------------------------
                        GROWTH
----------------------------------------------------------
                                                                      AGGRESSIVE GROWTH
                                       -------------------------------------------------------------------------------

LARGE              LARGE                                  MID                  SMALL
CAPITALIZATION     CAPITALIZATION      INTERNATIONAL      CAPITALIZATION       CAPITALIZATION      REGION-SPECIFIC
FUNDS              GROWTH FUNDS        EQUITY FUNDS       FUNDS                FUNDS               INTERNATIONAL FUNDS
----------------------------------------------------------------------------------------------------------------------
- Nations       - Nations              - Nations          - Nations          - Nations             - Nations
  Marsico         Marsico Focused        International      Emerging           Small Company         Emerging
  Growth          Equities Fund          Growth Fund        Growth Fund        Growth Fund           Markets Fund
  & Income
  Fund          - Nations              - Nations                             - Nations             - Nations
                  Disciplined            International                         Managed               Pacific Growth
- Nations         Equity Fund            Equity Fund                           SmallCap              Fund
  Managed                                                                      Index Fund
  Index Fund    - Nations
                  Capital Growth                                             - Nations
                  Fund                                                         Managed
                                                                               SmallCap
                                                                               Value Index
                                                                               Fund


The Nations Funds family also includes Nations Equity Index Fund, which seeks investment results that correspond, before fees and expenses, to the total return of the Standard and Poor's 500 Composite Stock Price Index.

LIFEGOAL PORTFOLIOS

- LifeGoal Income and Growth Portfolio
- LifeGoal Balanced Growth Portfolio
- LifeGoal Growth Portfolio

Economic
Overview
                         For the 12-month period ended March 31, 1998, economic conditions in the United States were stellar, fueling a steady rise in the financial markets and giving investors plenty to cheer about.

                         Economic activity was robust, and the pace of growth for the year was the fastest of the current expansion, which is now entering its eighth year. With business booming, corporate profits rose by more than 10%. Nearly three million new jobs were created, sending the national unemployment rate down to a 30-year low of 4.6%. What's more, in this high employment environment, U.S. workers have enjoyed rising wages.

                         Fortunately, the inflationary impact of rising labor costs has been more than offset by other strong forces. In fact, overall inflation was almost nonexistent for the reporting period, with the Consumer Price Index, the most commonly used measure of inflation at the retail level, up less than 2%. Meanwhile, wholesale inflation actually dropped over the past 12 months.

                         What explains the economic balancing act that allows for continual growth without the threat of inflation? The answer is that the United States is benefiting from a moderate economic expansion, driven by capital spending that is expanding capacity rather than pressuring it. Productivity gains have been impressive, and inflation is being subdued by increasingly global markets for labor and products, along with a freer world trade environment. As long as these trends remain in place, our economy should continue to grow while experiencing stable prices for goods and services. We remain bullish about long-term economic prospects in the United States.

                         These ideal economic conditions have helped propel the financial markets to new significant highs. During the past 12 months, the Dow Jones Industrial Average* broke through the 7,000 and 8,000 barriers, closing the period at 8,799.81 -- up over 35%. Even more amazing is that the Dow soared by over 20% for the third year in a row, an unprecedented feat for the blue-chip average. All other domestic stock indexes rose as well, some higher than others. By all measures, the past year was a rewarding one for stock investors.

                         *The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                         Source for all statistical data -- TradeStreet Investment Associates, Inc.

                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                         With news on the inflation front remaining positive, the bond market also performed well during the period. Interest rates drifted to lower levels and bond values rose accordingly. This translated into attractive results for bond funds, with total returns generally ranging from 9% to 12% for the period.

                         Looking ahead, the next several months will likely be dominated by news about the financial crisis in Asia and its impact on U.S. companies. However, we do not expect the so-called "Asian contagion" to cause U.S. economic conditions to deteriorate. We believe the positive cyclical themes of 1997 -- moderate growth, low inflation and continued profit growth -- will remain intact in the year ahead, and we remain optimistic that the expansion will continue uninterrupted.

                         The U.S. economy has climbed to a level envied by most other countries in the world. For stock investors in particular, the view from this lofty perch is spectacular. Could our markets soar to even higher levels? Yes, as long as favorable conditions remain in place.

                         But investors must remember that stock markets do not go up indefinitely. Today, our challenge is to fight off the euphoria that can often accompany a bull market and remind ourselves that investing is a long-term endeavor. Historically, stocks have risen over time, but there have been plenty of ups and downs along the way. The next stock market correction may be out there, even if we can't see any dark clouds yet.

                         On behalf of Nations Funds shareholders, we will keep our eye on the horizon.

                         E. KEITH WIRTZ, CFA
                         CHIEF INVESTMENT OFFICER
                         TRADESTREET INVESTMENT ASSOCIATES, INC.

                         March 31, 1998

Economic
Commentary

                         During the 3-month period ended March 31, 1998, the U.S. economy was exceptionally strong, benefiting from a combination of steady growth, low inflation, falling interest rates, low unemployment, rising wages and high levels of consumer confidence.

                         The market was driven by the realization that the U.S. was strong enough to overcome weakness caused by the Asian financial crisis. Managers who kept their portfolios invested in growth-oriented stocks during the Asian financial crisis were able to take advantage of the market when it rebounded.

                         Two factors lead us to believe that inflation will continue to be restrained during the foreseeable future: productivity gains and Asian exports. U.S. companies have demonstrated an ability to improve quality through productivity gains while keeping costs low. Because domestic product demand in Asia is stifled by currency devaluation, that region's economic recovery will be driven by exports. The lower prices of Asian products, coupled with the stronger U.S. dollar, reduce the ability of their U.S. competitors to raise prices. For example, Ford Motor Company cannot raise its prices for the Lincoln Towncar if Toyota's Lexus line can offer customers comparable quality at lower prices.

                         In light of the healthy economy, consumer confidence was high. At the same time, consumers were very bargain conscious, making it difficult for companies to pass on price increases -- causing a weak pricing environment for corporations. For example, consumers appreciated the lower-cost, high-quality products offered by Dell Computer through its direct distribution delivery model, while sales of higher-priced, retail-distributed Compaq computers decreased.

                         Looking ahead, we expect low interest rates to continue. With high investor confidence in Federal Reserve Board Chairman Alan Greenspan and the U.S. remaining as a "safe haven" for investors in this uncertain world (creating a shortage of risk-free U.S. government issues), we find it unlikely that interest rates will increase.

                         In our view, the investing environment is close to ideal -- a strong U.S. economy combined with shareholder-oriented management creates a template for strong earnings growth, while low interest rates and low inflation create the backdrop for a strong stock market.

                         THOMAS F. MARSICO
                         CHIEF EXECUTIVE OFFICER
                         MARSICO CAPITAL MANAGEMENT, LLC

                         March 31, 1998

Nations
Balanced Assets
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MS. HALE SHARES HER VIEWS ON NATIONS BALANCED ASSETS FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HER CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
Julie L. Hale, CFA, is Senior         The Fund aims to provide shareholders with the potential for
Portfolio Manager of Nations          solid returns with reduced overall portfolio risk. It
Balanced Assets Fund and Senior       allocates its assets among a diversified portfolio of
Portfolio Manager, Equity             stocks, fixed income securities and money market
Management for TradeStreet            instruments -- all of which have different return/risk
Investment Associates, Inc.,          characteristics. The Fund invests primarily in stocks of
investment sub-adviser to the         high quality companies with favorable long-term fundamentals
Fund.                                 and attractive valuations. Its fixed-income holdings consist
INVESTMENT OBJECTIVE                  of investment-grade securities.
The Fund seeks total return by        WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
investing in equity and fixed         REPORTING PERIOD?
income securities.                    During the 12-month period ended March 31, 1998, the economy
PERFORMANCE REVIEW                    was exceptionally strong reflecting moderate growth, low
For the 12-month period ended         inflation and declining interest rates. Against this
March 31, 1998, Nations               encouraging backdrop, the financial markets performed well,
Balanced Assets Fund Primary A        with the Standard & Poor's 500 Composite Price Index (S&P
Shares provided a total return        500 Index) returning about 48% and long-term bonds returning
of 30.35%.                            in excess of 20%.** Nations Balanced Assets Fund (Primary A
                                      Shares) returned 30.35%, outperforming its peer group, the
                                      Lipper Balanced Funds Universe, which returned 28.13%.***
                                      The stock market's rise was not without its volatile
                                      moments, the most notable being the 554-point drop in the
                                      Dow Jones Industrial Average on October 27, 1997 triggered by financial crises in Hong Kong and other Asian markets. By the final quarter of the reporting period, however, the
                                      stock market had not only stabilized but resumed its rise to reach new record levels.+
                                      Market events like the October correction and the so-called
                                      "Asian flu" demonstrate precisely why stock investors need to take a long-term perspective. Over the past three
                                      calendar years, the U.S. stock market has climbed over 100%.
                                      Longer term, investors have enjoyed positive stock market
                                      returns in 16 out of the past 18 calendar years.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      ***Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      Balanced Funds Universe have a primary objective of
                                      conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds typically, the stock/bond ratio ranges around 60%/40%.
                                      +The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the
                                      New York Stock Exchange. It is unmanaged and unavailable for investment.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Balanced Assets
Fund Portfolio Manager Commentary continued...

                                      HOW WERE THE FUND'S ASSETS ALLOCATED DURING THE PERIOD,
                                      AND WAS THIS EFFECTIVE?
                                      It's important to understand that this is an equity-oriented balanced fund. While the typical balanced fund has an asset allocation mix of 60% stocks and 40% bonds, this Fund had an average stock allocation of 65% during the reporting period.
                                      With the overwhelming performance of the stock market, this allocation proved to be very beneficial.

                                      HOW DID YOU MANAGE THE STOCK PORTION OF THE FUND?++
                                      During the first quarter of the reporting period, we raised the Fund's exposure to stocks and reduced its bond holdings.
                                      As we attempt to find value within the stock market, we
                                      gravitate toward firms that are temporarily out of favor
                                      with investors. Often times, this approach leads us to
                                      companies that are or become takeover candidates. This was the case over the reporting period. Successful stock
                                      selection was focused on companies involved or potentially involved in takeovers and corporate restructurings.
                                      Specifically, the Fund invested in Keystone International, a valve manufacturer that was bought out by Tyco International early in the reporting period. The stock of Navistar
                                      International, a heavy equipment manufacturer, rose sharply as internal restructuring steps boosted earnings. Later in the year, an investment in Echlin, an automotive parts
                                      manufacturer and distributor, enhanced Fund performance as
                                      SPX Corporation bid to take over the firm.
                                      Communication services, which comprised roughly 8.5% of the portfolio during August and September 1997, were also very important to the Fund's returns during the reporting period.
                                      The Fund benefited from its investment in MCI
                                      Communications, which is being purchased by WorldCom
                                      Incorporated. Ameritech Corporation, SBC Communications and
                                      GTE Corporation were other communication services companies in the portfolio -- all of which experienced and benefited from merger speculation. As a result of its value
                                      discipline, the Fund was able to buy these issues at
                                      reasonable prices and sell them as their valuations
                                      increased. By January 1998, the Fund's holdings in this
                                      sector were reduced to 1%.
                                      WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S BOND
                                      PERFORMANCE?
                                      The strong performance of corporate bonds in the media/cable industry, such as Time Warner Incorporated and Viacom
                                      Incorporated, contributed to Fund performance. In addition, the Fund's performance benefited from its investment in the financial services industry. As the market's low interest
                                      rates prompted more people to invest, brokerage firms such as Paine Webber Group, Bear Stearns Companies, Donaldson,
                                      Lufkin & Jenrette and Lehman Brothers experienced a boost in transaction revenues. This, in turn, benefited the
                                      performance of corporate bonds in this industry.
                                      ++Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Balanced Assets
Fund Portfolio Manager Commentary continued...

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      Toward the beginning of the reporting period, our outlook
                                      was that the economy was growing too fast. We believed that this growth rate could lead to inflationary pressures that could prompt the Federal Reserve Board (the Fed) to raise
                                      interest rates. Consequently, the Fund was positioned too
                                      conservatively in terms of the allocation to stocks.
                                      Continued low levels of inflation led us to change this view early in the period and we increased the Fund's allocation to stocks.
                                      In the third calendar quarter of 1997, when the Asian
                                      financial crisis struck the economy, the Fund's stock
                                      holdings in cyclicals and technology suffered declines.
                                      Specifically, the value of the Fund's investments in
                                      engineering and construction companies such as Fluor
                                      Corporation and Foster Wheeler -- which build infrastructure projects in Asia -- went down. The Asian situation also
                                      impacted profits in the technology sector, with particular damage to the Fund's holdings in semiconductor stocks.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      Looking ahead, we expect the stock market to perform well
                                      but not experience the spectacular gains of the last 12
                                      months. We anticipate that the financial crisis in Asia will have an impact on the U.S. economy, affecting our markets in the third or fourth quarter of 1998. When this occurs, we
                                      expect the economy to slow, prompting the labor market to
                                      ease and the Fed to reduce interest rates. However, we do
                                      not expect the slowdown to be so severe as to cause a
                                      recession.
                                      HOW DO YOU EXPECT TO MANAGE THE FUND IN THE COMING MONTHS?
                                      We plan to posture the Fund slightly more conservatively by reducing its exposure to stocks and increasing its bond
                                      investments. To capture incremental yield and income for the bond portion of the portfolio, the Fund will continue to
                                      reduce its exposure to mortgage-backed securities and
                                      increase its holdings in corporate bonds.
                                      We find three stock sectors to be particularly promising:
                                      energy, technology and cyclicals. Due to the "Asian flu,"
                                      the price of oil is low because demand is weak, creating an excellent buying opportunity. Although that industry has not performed well lately, we expect it to recover over time as demand rises in Asia, inventories are reduced and prices
                                      increase.
                                      The Asian crisis also prompted a slowdown in the growth of the telecommunications industry, dampening near-term
                                      earnings for such companies as Ericsson and Scientific
                                      Atlantic. However, we expect these communications equipment companies -- as well as mainstream computer companies such as Hewlett-Packard, International Business Machines and
                                      Compaq Computer -- to experience improving earnings growth and, in turn, favorable stock price performance.

Nations
Balanced Assets
Fund Portfolio Manager Commentary continued...

                        Lastly, cyclicals have attractive valuations within the market because investors are reluctant to invest in them after several years of positive economic growth. We have increased the Fund's holdings in specialty chemical and machinery stocks and believe that over the next 18 months earnings will recover as we experience continued domestic growth and a recovery in Asia.

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

3.3%  Oil - Domestic
3.3%  Machinery and Equipment
3.6%  (FHLMC) Certificates
3.9%  Banks
5.4%  Banking and Finance
6.8%  U.S. Treasury Notes
7.8%  Oil - Refining & Marketing
65.9% Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  U.S. Treasury Notes due         6.8%
                                                                                      through 2007 ranging from
                                                                                      5.625% to 7.875%
                                                                                 -----------------------------------------
                                                                                   2  FHLMC Gold Pool due through     3.6%
                                                                                      2025 ranging from 6.500% to
                                                                                      8.000%
                                                                                 -----------------------------------------
                                                                                   3  U.S. Treasury Bonds due         3.4%
                                                                                      through 2023 ranging from
                                                                                      6.250% to 7.500%
                                                                                 -----------------------------------------
                                                                                   4  GNMA 7.500% 10/15/27            2.0%
                                                                                 -----------------------------------------
                                                                                   5  CS First Boston Mortgage        1.3%
                                                                                      Securities Corporation
                                                                                      Series 1996-2, Class A4 --
                                                                                      6.620% 9/25/09
                                                                                 -----------------------------------------
                                                                                   6  Dillards Inc., Class A          1.2%
                                                                                 -----------------------------------------
                                                                                   7  Chase Manhattan Corporation     1.2%
                                                                                 -----------------------------------------
                                                                                   8  Bankers Trust New York          1.2%
                                                                                      Corporation
                                                                                 -----------------------------------------
                                                                                   9  Occidental Petroleum            1.1%
                                                                                      Corporation
                                                                                 -----------------------------------------
                                                                                  10  ALLTEL Corporation              1.1%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Balanced Assets
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                        S&P
                                 500 Composite Stock
      Measurement Period             Price Index        Lehman Aggregate Bond
     (Fiscal Year Covered)            $30,086              Index $14,606         Lipper Balanced Funds Universe $20,929
Sept. 30 1992                           10000                   10000                             10000
1992                                    10502                   10027                             10405
                                        10961                   10441                             10852
                                        11013                   10718                             11029
                                        11297                   10998                             11433
1993                                    11559                   11004                             11600
                                        11121                   10689                             11228
                                        11167                   10578                             11109
                                        11712                   10643                             11433
1994                                    11710                   10683                             11306
                                        12849                   11222                             12019
                                        14074                   11906                             12903
                                        15192                   12140                             13622
1995                                    16106                   12657                             14188
                                        16970                   12432                             14556
                                        17731                   12503                             14888
                                        18279                   12734                             15271
1996                                    19801                   13116                             16143
                                        20333                   13043                             16168
                                        23880                   13522                             17906
                                        25668                   13971                             19184
1997                                    26405                   14383                             19388
Mar. 31 1998                            30086                   14606                             20929


      Measurement Period
     (Fiscal Year Covered)        Balanced Assets $21,180
Sept. 30 1992                              10000
1992                                       10384
                                           10818
                                           11089
                                           11338
1993                                       11416
                                           11052
                                           10706
                                           11128
1994                                       11059
                                           11701
                                           12665
                                           13345
1995                                       13971
                                           14443
                                           14849
                                           15193
1996                                       16021
                                           16248
                                           17896
                                           19336
1997                                       19496
Mar. 31 1998                               21180

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                   S&P
                                                            500 Composite Stock
      Measurement Period                                        Price Index       Lehman Aggregate Bond   Lipper Balanced Funds
    (Fiscal Year Covered)        Balanced Assets $18,755         $27,398              Index $13,875         Universe $19,132
June 7 1993                               10000                    10000                   10000                    10000
                                          10287                    10029                   10181                    10115
                                          10498                    10287                   10447                    10475
1993                                      10546                    10526                   10453                    10615
                                          10198                    10127                   10154                    10271
                                           9860                    10170                   10049                    10147
                                          10231                    10666                   10110                    10448
1994                                      10147                    10664                   10148                    10338
                                          10709                    11701                   10660                    10995
                                          11573                    12817                   11310                    11803
                                          12174                    13834                   11532                    12457
1995                                      12723                    14667                   12023                    12971
                                          13129                    15454                   11810                    13328
                                          13463                    16146                   11877                    13659
                                          13751                    16646                   12097                    14017
1996                                      14476                    18032                   12460                    14777
                                          14654                    18516                   12390                    14780
                                          16119                    21746                   12845                    16371
                                          17366                    23375                   13272                    17537
1997                                      17468                    24046                   13662                    17723
Mar. 31 1998                              18755                    27398                   13875                    19132

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (9/30/92 through 3/31/98)      14.62%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Balanced Assets Fund
                                                                from the date each class of shares was
                                                                first offered. Figures for the Standard
                                                                & Poor's 500 Composite Stock Price
                                                                Index, an unmanaged index of 500 widely
                                                                held common stocks, include
                                                                reinvestment of dividends. Figures for
                                                                the Lehman Aggregate Bond Index, which
                                                                is an unmanaged index comprised of the
                                                                Government Corporate Bond Index, the
                                                                Asset-Backed Securities Index and the
                                                                Mortgage-Backed Securities Index and
                                                                includes U.S. Treasury issues, agency
                                                                issues, corporate bond issues and
                                                                mortgage-backed issues include
                                                                reinvestment of dividends.
                                                                Funds included in the Lipper Balanced
                                                                Funds Universe have a primary objective
                                                                of conserving principal by maintaining
                                                                at all times a balanced portfolio of
                                                                both stocks and bonds typically, the
                                                                stock/bond ratio ranges around 60%/40%.
                                                                It is not possible to invest in the
                                                                indexes or Lipper Universe. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since Inception     NAV      CDSC*
                                                                (6/7/93 through
                                                                3/31/98)        14.21%  13.96%

TOTAL RETURN (AS OF 3/31/98)

                                         PRIMARY A       PRIMARY B       INVESTOR A          INVESTOR B           INVESTOR C
Inception Date                           9/30/92         6/28/96         10/2/92               6/7/93             10/2/92
                                                                                         NAV        CDSC*
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       30.35%          29.90%          30.13%          29.35%      24.35%       29.43%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  21.87%          NA              21.64%          20.97%      20.28%       21.05%
5 Years                                  14.38%          NA              14.13%          NA           NA          13.45%
Since Inception                          14.62%          21.95%          14.37%          14.21%      13.96%       13.67%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Equity Income
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. WILLIAMS SHARES HIS VIEWS ON NATIONS EQUITY INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
Eric S. Williams, CFA, is             The Fund provides investors with a diversified portfolio
Senior Portfolio Manager of           comprised primarily of stocks that in our view are
Nations Equity Income Fund and        undervalued relative to the Standard & Poor's 500 Composite
a Director of Equity Management       Stock Price Index (S&P 500 Index).** The portfolio aims to
for TradeStreet Investment            provide returns comparable to the S&P 500 Index over time
Associates, Inc., investment          with less risk. One way we strive to accomplish this goal is
sub-adviser to the Fund.              by buying high-quality companies with above-average
INVESTMENT OBJECTIVE                  dividends. Additionally, the Fund invests in convertible
The Fund seeks current income         securities for extra income potential and diversification.
and growth of capital by              With this strategy, the Fund hopes to capture a large
investing primarily in                portion of the returns in rising markets, while avoiding the
companies with above-average          full impact of a falling market.
dividend yields.                      WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
PERFORMANCE REVIEW                    REPORTING PERIOD?
For the 12-month period ended         During the 12-month period ended March 31, 1998, the economy
March 31, 1998, Nations Equity        was exceptionally strong as it benefited from a combination
Income Fund Primary A Shares          of steady growth, low inflation, falling interest rates, low
provided a total return of            unemployment, rising wages and stellar corporate profits.
37.21%.                               Against this encouraging backdrop, U.S. stock market indexes posted increases ranging from approximately 35% to 50% for the period.
                                      The stock market's rise was not without its volatile
                                      moments, the most notable being the 554-point drop in the
                                      Dow Jones Industrial Average*** on October 27, 1997
                                      triggered by financial crises in Hong Kong and other Asian markets. By the final quarter of the reporting period,
                                      however, the stock market had not only stabilized but
                                      resumed its rise to new record levels. With a total return of 37.21%, Nations Equity Income Fund (Primary A Shares)
                                      marginally underperformed the Lipper Equity Income Funds
                                      Universe which returned 37.99%.+
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      ***The Dow Jones Industrial Average is a price-weighted
                                      index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and
                                      unavailable for investment.
                                      +Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      Equity Income Funds Universe seek relatively high current
                                      income and growth of income through investing 60% or more of their portfolio in equities.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Equity Income
Fund Portfolio Manager Commentary continued...

                                      Market events like the October correction and the so-called
                                      "Asian flu" demonstrate precisely why stock investors need to take a long-term perspective. Over the past three
                                      calendar years, the U.S. stock market has climbed over 100%.
                                      Over the long term, investors have enjoyed positive stock
                                      market returns in 16 out of the past 18 calendar years.
                                      HOW DID THESE ECONOMIC CONDITIONS AFFECT FUND PERFORMANCE?
                                      All in all, it was an excellent environment for stocks,
                                      which perform particularly well in a falling interest rate environment. In fact, this below market risk Fund produced an annual return in excess of 35%. Although the market
                                      favored the large-capitalization "mega blue-chip" stocks
                                      with market capitalizations over $25 billion, many of these stocks had valuations we deemed too high for the Fund to own given its price-sensitive approach. The Fund focused on
                                      large-capitalization stocks with market capitalizations of approximately $10 billion.
THE GREATEST CONTRIBUTOR TO           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
FUND PERFORMANCE WAS ITS              PERFORMANCE?
INVESTMENT IN THE ENERGY              The greatest contributor to Fund performance was its
SECTOR. SPECIFICALLY, THE             investment in the energy sector. Specifically, the
VOLATILITY IN CRUDE OIL PRICES        volatility in crude oil prices created several opportunities
CREATED SEVERAL OPPORTUNITIES         for this valuation-focused Fund. The Fund was able to buy
FOR THIS VALUATION-FOCUSED            energy stocks when prices were low, hold them as their
FUND.                                 prices rose and sell them before their prices went back
                                      down.
                                      DID ANY SPECIFIC INDUSTRIES OR SECTORS OFFER EXCEPTIONAL
                                      OPPORTUNITIES FOR THE FUND?++
                                      Rather than concentrating on sectors, the Fund focuses on
                                      individual stocks that are identified as promising and
                                      poised to deliver solid return potential. As a result, the top five Fund holdings during the reporting period are in
                                      separate sectors: Frontier Corporation, a long-distance
                                      telecommunications company, increased over 80%; Imperial
                                      Chemical Industries, a paint and coating company in the
                                      chemical sector, was up 65%; Computer Associates
                                      International, a software technology company, experienced
                                      gains of 120%; Supervalu Inc., a food distribution company, increased 60% and Dresser Industries, an oil products and
                                      services company, returned 60%. (It is also worth noting
                                      that although some of the Fund's holdings increased more in value, on a percentage basis, than its top five holdings,
                                      the Fund invested less money in them because of their higher risk, so their overall contribution to performance was
                                      less.)
                                      ++Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Equity Income
Fund Portfolio Manager Commentary continued...

                                      DID THE FUND INVEST IN BONDS? IF SO, HOW DID THEY IMPACT
                                      PERFORMANCE?
                                      Rather than investing a portion of the Fund in cash
                                      reserves, we invested approximately 5% of the Fund in U.S.
                                      Treasury securities, which performed remarkably well as
                                      investors fled to these higher-quality investments in
                                      reaction to the Asian financial crisis. We also note that
                                      during our interest rate forecasting process, we had
                                      projected that U.S. Treasury securities would provide good values to investors. When interest rates hit our long-term interest-rate target of 6%, we sold these positions, also
                                      contributing to Fund performance.
                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      The Asian crisis hindered performance during the fourth
                                      calendar quarter of 1997, particularly with respect to the performance of basic material and capital goods companies.
                                      Although the valuations of these stocks were strong for the better part of the calendar year, the crisis in the Asian
                                      economy worked against them. Specifically, the Fund
                                      experienced a decline in the value of its holdings in
                                      companies with ties to the Asian economy: Fluor Corporation, an engineering firm and Cyprus Amax Minerals, a copper
                                      company. Although we trimmed the Fund's position in both
                                      stocks as a result, we believe that they will reap benefits as Asia recovers.
                                      In addition, performance would have been even stronger had the Fund invested in bank stocks, which were strong due to merger and acquisition activity. The Fund is likely to
                                      remain underweighted in bank stocks due to their current
                                      heightened valuations. Pharmaceutical and technology stocks were other top performers that the Fund underweighted
                                      because of their high valuations.
                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998?
                                      Looking ahead, we expect the stock market to perform well
                                      but not to repeat the spectacular gains of the past 12
                                      months. We anticipate that investors will begin to focus on valuations as Asia starts to impact earnings.
                                      We anticipate the crisis in Asia to have an impact on the
                                      U.S. economy, affecting our markets in the third or fourth quarter of 1998. When this occurs, we expect the economy to slow, prompting the labor market to ease and the Federal
                                      Reserve Board to reduce interest rates. However, we do not expect the slowdown to be so severe as to cause a recession.

Nations
Equity Income
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 3.8% Banks
 4.0% Diversified
 4.1% Paper and Forest Products
 4.2% Medical Products
 4.6% Chemicals - Specialty
 5.0% Aerospace & Defense
 5.1% Machinery and
      Equipment
69.2% Other

                                                                                                          TOP TEN HOLDINGS
                                                                                      (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  RPM, Inc.                       1.9%
                                                                                 -----------------------------------------
                                                                                   2  Frontier Corporation            1.8%
                                                                                 -----------------------------------------
                                                                                   3  National Australia Bank,
                                                                                      Conv., 7.8750%                  1.7%
                                                                                 -----------------------------------------
                                                                                   4  Genuine Parts Company           1.7%
                                                                                 -----------------------------------------
                                                                                   5  Raytheon Company                1.6%
                                                                                 -----------------------------------------
                                                                                   6  Equitable Resources Inc.        1.6%
                                                                                 -----------------------------------------
                                                                                   7  Barrick Gold Conv. Note
                                                                                      (Trizac Hahn Corp.) 3.25%
                                                                                      12/10/18                        1.6%
                                                                                 -----------------------------------------
                                                                                   8  General Re Corporation          1.5%
                                                                                 -----------------------------------------
                                                                                   9  AMP Inc.                        1.4%
                                                                                 -----------------------------------------
                                                                                  10  Mallinckrodt Inc.               1.4%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE
SUBJECT TO CHANGE AND MAY NOT
BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Equity Income
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                          S&P
          Measurement Period                                      500 Composite Stock                   Lipper
        (Fiscal Year Covered)           Equity Income $30,184    Price Index $35,106    Equity Income Funds Universe $30,657
April 11, 1991                                   10000                   10000                           10000
                                                  9933                    9976                           10090
                                                 10668                   10508                           10727
1991                                             11465                   11388                           11311
                                                 11376                   11101                           11355
                                                 11687                   11312                           11628
                                                 12140                   11669                           11925
1992                                             12634                   12255                           12479
                                                 13292                   12790                           13303
                                                 13394                   12851                           13491
                                                 13894                   13182                           14102
1993                                             14233                   13487                           14305
                                                 13682                   12977                           13784
                                                 13939                   13031                           13855
                                                 14475                   13667                           14415
1994                                             14093                   13665                           14042
                                                 15308                   14994                           15111
                                                 16224                   16423                           16165
                                                 17227                   17727                           17346
1995                                             17982                   18793                           18309
                                                 19027                   19802                           19163
                                                 19723                   20689                           19696
                                                 20270                   21329                           20230
1996                                             21565                   23106                           21748
                                                 21998                   23726                           22090
                                                 24648                   27865                           24976
                                                 27096                   29952                           27098
1997                                             27201                   30811                           27682
Mar. 31, 1998                                    30184                   35106                           30657

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                          S&P
          Measurement Period                                      500 Composite Stock                    Lipper
        (Fiscal Year Covered)            Equity Income $21,674    Price Index $27,308    Equity Income Funds Universe $22,909
June 7, 1993                                     10000                   10000                           10000
                                                 10073                   10029                           10080
                                                 10429                   10287                           10525
1993                                             10670                   10526                           10679
                                                 10236                   10127                           10285
                                                 10411                   10170                           10355
                                                 10784                   10666                           10774
1994                                             10480                   10664                           10507
                                                 11356                   11701                           11328
                                                 12016                   12817                           12094
                                                 12740                   13834                           12961
1995                                             13276                   14667                           13699
                                                 14013                   15454                           14357
                                                 14500                   16146                           14766
                                                 14876                   16646                           15175
1996                                             15805                   18032                           16288
                                                 16081                   18516                           16559
                                                 17982                   21746                           18734
                                                 19724                   23375                           20280
1997                                             19749                   24046                           20682
Mar. 31, 1998                                    21674                   27308                           22909


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (4/11/91 through 3/31/98)      17.18%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Equity Income Fund
                                                                from the date each class of shares was
                                                                first offered. Figures for the Standard
                                                                & Poor's 500 Composite Stock Price
                                                                Index, an unmanaged index of 500 widely
                                                                held common stocks, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper Equity Income
                                                                Funds Universe seek relatively high
                                                                current income and growth with income
                                                                through investing 60% or more of their
                                                                portfolios in equities. It is not
                                                                possible to invest in an index or
                                                                Lipper Universe. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception      NAV     CDSC*
                                                                (6/7/93 through
                                                                3/31/98)         17.66%  17.43%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A         INVESTOR B          INVESTOR C
Inception Date                             4/11/91         6/28/96         4/16/91              6/7/93            6/17/92
                                                                                           NAV         CDSC*
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         37.21%          36.36%          36.92%          36.02%      31.02%     36.28%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                    25.40%          NA              25.12%          24.42%      23.77%     24.55%
5 Years                                    17.82%          NA              17.53%          NA          NA         16.85%
Since Inception                            17.18%          26.74%          16.83%          17.66%      17.43%     17.15%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Value
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MS. HERRMANN SHARES HER VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HER CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Sharon Herrmann, CFA, is Senior       Nations Value Fund is managed on the premise that a
Portfolio Manager of Nations          well-diversified portfolio of undervalued companies with low
Value Fund and a Director of          prices relative to the earnings they are expected to
Equity Management for                 generate should, over time, outperform the overall market
TradeStreet Investment                while incurring lower-than-average market risk. We also
Associates, Inc., investment          believe the Fund's focus on owning stocks with low
sub-adviser to the Fund.              price-to-earnings ratios should provide a cushion during
INVESTMENT OBJECTIVE                  periods of market declines.***
The Fund seeks growth of              PLEASE COMMENT ON THE FUND'S PERFORMANCE.
capital by investing in               With a return of 38.53%, we are pleased to report that this
companies that are believed to        has been one of the strongest years ever for Nations Value
be undervalued.                       Fund (Primary A Shares). Though the Fund marginally
PERFORMANCE REVIEW                    underperformed the Lipper Growth and Income Funds Universe,
For the 12-month period ended         which returned 40.15%, for the reporting period, it
March 31, 1998, Nations Value         outperformed this peer group over the three- and five-year
Fund Primary A Shares provided        periods.+ We are also delighted to note that over the prior
a total return of 38.53%.**           three- and five- year periods, Nations Value Fund
                                      shareholders have earned annualized returns of 28.85% and
                                      20.29%, respectively.
                                      WHAT ECONOMIC FACTORS OR MARKET OCCURRENCES INFLUENCED THE
                                      FUND'S PERFORMANCE?
                                      This has been a terrific economic environment for equity
                                      investors, regardless of investment style during the past
                                      year due to modest-but-steady economic growth, low inflation and strong cash flows into the market.
                                      The Fund's performance from March through September 1997 was very solid, keeping pace with the Standard & Poor's
                                      Composite Stock Price Index (S&P 500 Index)++. The Asian
                                      financial crisis had a significant impact on the portfolio during its third quarter, giving back some of the
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      ***The 12-month forward price-to-earnings multiple is
                                      calculated by taking a company's forecasted 12-month
                                      earnings per share and dividing it by the current stock
                                      share price.
                                      +Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      Growth and Income Funds Universe combine a growth of
                                      earnings orientation and an income requirement for level
                                      and/or rising dividends.
                                      ++The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Value
Fund Portfolio Manager Commentary continued...

                                      gains it had achieved earlier in the year. We resisted the temptation to move totally out of affected sectors -- such as capital goods and technology -- though we did lighten or eliminate the Fund's holdings in certain stocks. This
                                      strategy paid off as those sectors hit the hardest during
                                      the third quarter experienced a pleasant rebound.
THIS HAS BEEN ONE OF THE              The Asian financial crisis continued in the fourth quarter
STRONGEST YEARS EVER FOR              and served to dampen investors' enthusiasm for cyclical
NATIONS VALUE FUND.                   companies, though much of the immediate impact seems to be an overreaction.
                                      WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
THIS HAS BEEN A TERRIFIC              FUND?+++
ECONOMIC ENVIRONMENT FOR EQUITY       Technology and health care were two strong sectors for
INVESTORS, REGARDLESS OF              Nations Value Fund as it owned companies that appreciated
INVESTMENT STYLE.                     more than the sector did on average. Financials such as
                                      Chase Manhattan and Mellon Bank Corporation performed well due to industry consolidation and low interest rates. Other outstanding performers for the year included:
                                      -- Bristol-Myers Squibb, a core holding in the portfolio,
                                         initially due to its low price and presently due to its
                                         earnings momentum. Favorable dynamics for the health care
                                         sector, including an accommodating Food and Drug
                                         Administration for new product approval, also contributed
                                         to performance.
                                      -- Tenet Healthcare, a hospital management company that is making acquisitions and growing rapidly, also did well in
                                         the health care sector, as did Wellpoint, a managed
                                         health care provider with a strong management team
                                         capable of executing their business plan.
                                      -- Xerox Corporation experienced exceptional growth within the technology sector due to the success of its new digital printer products and restructuring efforts.
                                      -- Delta Air Lines, due to lower fuel prices and a change in management, including a new chairman who is making positive changes and cutting costs.

                                      WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                      FUND?
                                      Although the Fund's investment in utilities generally
                                      underperformed, we continue to overweight this sector
                                      because we believe there are still attractive opportunities with favorable yields in the sector as a result of
                                      consolidation and deregulation. Another area the Fund has
                                      been underweighted in during the reporting period has been consumer staples, which performed very well; while there are many great companies in this sector, we find them to be less attractive investments from a value perspective,
                                      particularly those that have price-to-earnings multiples --
                                      calculated by taking a company's forecasted 12-month
                                      earnings per share
                                      +++Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Value
Fund Portfolio Manager Commentary continued...

                                      and dividing it by the current stock share price -- of 30 to
                                      40 times earnings, increasing those earnings by about 12% a year.
                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                      COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                      ACCORDINGLY?
                                      We believe the Fund's exposure to utilities, insurance
                                      companies, energy and lower price-to-earnings companies
                                      should position it to hold up relatively well even if we
                                      experience a major market decline. As one would expect from its value discipline, the Fund tends not to capture the full gains of a bull market, but in turn, it generally should
                                      benefit by not experiencing the entire decline of a bear
                                      market.
                                      Looking forward, we have reduced the Fund's weighting in
                                      technology stocks in the last quarter and placed the
                                      proceeds in consumer cyclicals, overweighting that sector.
                                      This has proved to be very profitable in the past, and we
                                      anticipate growth in that sector as well as in the financial services sector. We look to take advantage of the baby boom generation's retirement planning activity and their need for quality savings and insurance providers.
                                      In our view, we also find value in energy stocks, especially from oil and oil services companies, since oil prices should eventually stabilize and rise again.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[PIE CHART]

 4.7% Aerospace and Defense
 4.8% Drugs
 5.5% Medical Services
 6.2% Oil - International
 6.3% Insurance
 6.7% Utilities - Telephone
 7.9% Banks
57.9% Other

                                                                                                          TOP TEN HOLDINGS
                                                                                      (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Xerox Corporation               2.9%
                                                                                 -----------------------------------------
                                                                                   2  Tenet Healthcare Corporation    2.3%
                                                                                 -----------------------------------------
                                                                                   3  Lincoln National Corporation
                                                                                      Ltd.                            2.3%
                                                                                 -----------------------------------------
                                                                                   4  Bristol-Myers Squibb Company    2.1%
                                                                                 -----------------------------------------
                                                                                   5  Ahmanson H F & Company          2.1%
                                                                                 -----------------------------------------
                                                                                   6  Schering-Plough Corporation     2.1%
                                                                                 -----------------------------------------
                                                                                   7  GTE Corporation                 2.1%
                                                                                 -----------------------------------------
                                                                                   8  Coastal Corporation             2.1%
                                                                                 -----------------------------------------
                                                                                   9  New York State Electric & Gas
                                                                                      Company                         2.0%
                                                                                 -----------------------------------------
                                                                                  10  Delta Air Lines, Inc.           1.9%

                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS
OF MARCH 31, 1998, ARE SUBJECT TO
CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Value
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions

                                                                      S&P
          Measurement Period                                  500 Composite Stock            Lipper Growth &
        (Fiscal Year Covered)              Value $37,165      Price Index $39,748    Income Funds Universe $33,638
Sep. 19 1989                                   10000                 10000                       10000
1989                                           10073                 10205                        9992
                                               10148                  9898                        9742
                                               10676                 10520                       10246
                                                9384                  9076                        8898
1990                                           10428                  9888                        9554
                                               11827                 11322                       10908
                                               11826                 11295                       10887
                                               12345                 11898                       11516
1991                                           13125                 12894                       12362
                                               13201                 12569                       12370
                                               13273                 12808                       12387
                                               13417                 13212                       12705
1992                                           14083                 13875                       13495
                                               14758                 14481                       14143
                                               15107                 14550                       14310
                                               15781                 14925                       14855
1993                                           16388                 15271                       15192
                                               15959                 14693                       14754
                                               15828                 14754                       14681
                                               16096                 15474                       15344
1994                                           15898                 15471                       15058
                                               17372                 16976                       16233
                                               19134                 18594                       17521
                                               20661                 20071                       18828
1995                                           21636                 21278                       19668
                                               22724                 22420                       20731
                                               23624                 23425                       21412
                                               24201                 24149                       22056
1996                                           26206                 26161                       23673
                                               26829                 26863                       23963
                                               30233                 31549                       27425
                                               33713                 33912                       29970
1997                                           33191                 34885                       30165
Mar. 31 1998                                   37165                 39748                       33638

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions

                                                                      S&P
          Measurement Period                                  500 Composite Stock              Lipper Growth
        (Fiscal Year Covered)              Value $23,905      Price Index $27,398    & Income Funds Universe $23,887
June 7 1993                                    10000                 10000                        10000
                                               10155                 10029                        10040
                                               10588                 10287                        10390
1993                                           10967                 10526                        10640
                                               10665                 10127                        10320
                                               10577                 10170                        10279
                                               10735                 10666                        10734
1994                                           10585                 10664                        10557
                                               11539                 11701                        11411
                                               12682                 12817                        12323
                                               13673                 13834                        13228
1995                                           14286                 14667                        13854
                                               14979                 15454                        14610
                                               15546                 16146                        15107
                                               15898                 16646                        15554
1996                                           17180                 18032                        16738
                                               17557                 18516                        16968
                                               19739                 21746                        19446
                                               21973                 23375                        21217
1997                                           21574                 24046                        21390
Mar. 31 1998                                   23905                 27398                        23887



                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (9/19/89 through 3/31/98)    16.64%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Value Fund from the
                                                                date each class of shares was first
                                                                offered. Figures for the Standard &
                                                                Poor's 500 Composite Stock Price Index,
                                                                an unmanaged index of 500 widely held
                                                                common stocks, include reinvestment of
                                                                dividends. Funds included in the Lipper
                                                                Growth and Income Funds Universe
                                                                combine a growth of earnings
                                                                orientation and an income requirement
                                                                for level and/or rising dividends. It
                                                                is not possible to invest in an index
                                                                or Lipper Universe. The performance
                                                                shown reflects the performance of
                                                                Primary A and Investor B Shares. The
                                                                performance of Primary B, Investor A
                                                                and Investor C Shares may vary based on
                                                                the differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception      NAV     CDSC*
                                                                (6/7/93 through
                                                                3/31/98)       20.05%  19.85%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                     PRIMARY A       PRIMARY B       INVESTOR A              INVESTOR B               INVESTOR C
Inception Date                        9/19/89         6/28/96         12/6/89                  6/7/93                  6/17/92
                                                                                        NAV            CDSC*
---------------------------------------------------------------------------------------------------------------------------------

1 YEAR PERFORMANCE                 38.53%          38.09%          38.22%              37.29%          32.29%          37.55%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                            28.85%          NA              28.53%              27.83%          27.22%          27.97%
5 Years                            20.29%          NA              20.03%              NA              NA              19.35%
Since Inception                    16.64%          28.98%          16.86%              20.05%          19.85%          19.02%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of increasing total return.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO GROWTH & INCOME FUND'S PERFORMANCE FOR THE 3-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio        The Fund focuses on large-capitalization companies that have
Manager of Nations Marsico            strong brand franchises, improving returns and present
Growth & Income Fund and Chief        growth opportunities either through global expansion, new
Executive Officer of Marsico          products or the use of capital to expand their business
Capital Management, LLC,              through acquisition.
investment sub-adviser to the         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Fund.                                 REPORTING PERIOD?
INVESTMENT OBJECTIVE                  During the 3-month period ended March 31, 1998, there was
The Fund seeks long-term growth       concern in the markets over the impact of the Asian
of capital with a limited             financial crisis that prompted a 554-point drop in the Dow
emphasis on income.                   Jones Industrial Average** on October 27, 1997. Despite this
PERFORMANCE REVIEW                    concern, the economy was exceptionally strong over the
Nations Marsico Growth & Income       reporting period, as it benefited from a combination of
Fund commenced operations on          steady growth, low inflation, falling interest rates, low
December 31, 1997. For the            unemployment, rising wages and strong corporate profits.
3-month period ended March 31,        In the first quarter of 1998, the economy continued to
1998, Nations Marsico Growth &        perform well as indicated by high sales of existing homes, a
Income Fund Primary A Shares          boost in consumer spending and strong personal income
provided a total return of            figures. Although Gross Domestic Product growth was less
20.30%.***                            than its 10-year high in the prior quarter, it reflected
                                      solid economic growth.
                                      HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?
                                      As part of its ongoing investment strategy, the Fund focuses on companies with superior top-line growth rates and a
                                      global presence. Our strategy is to look at macroeconomic
                                      trends such as interest rates, the competitive landscape and the regulatory environment and then determine the industries best capable of taking advantage of those broad trends. Then we analyze companies within those industries and choose
                                      those with the best fundamentals, which we believe are
                                      poised to benefit in light of the factors identified. We
                                      believe these types of companies will be successful in the long term.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the
                                      New York Stock Exchange. It is unmanaged and unavailable for investment.
                                      ***The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      Source for all statistical data -- Marsico Capital
                                      Management, LLC
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary continued...

                                      The Fund did not invest in any bonds during the period
                                      because market conditions were favorable for equity
                                      investments. If the tables should turn, however, we will
                                      certainly look to take advantage of opportunities in the
                                      bond market for the Fund.
WHILE THE FUND'S ENTIRE               WHAT INVESTMENTS CONTRIBUTED TO THE FUND'S STRONG
PORTFOLIO DID WELL, TWO               PERFORMANCE?+ While the Fund's entire portfolio did well,
STANDOUT PERFORMERS WERE              two standout performers were Citicorp and Dell Computer
CITICORP AND DELL COMPUTER            Corporation. Due to its exposure to Asia, Citicorp declined
CORPORATION.                          in value in late 1997. We saw this price drop as an
                                      opportunity to establish a position in the stock -- a
                                      strategy that benefited the Fund. Citicorp is involved in
                                      several emerging markets, many of which are in Asia. When
                                      these markets collapsed, investors fled from domestic banks and turned to a "safe haven," which in this case was
                                      Citicorp. As indicated by the lines outside of its branches in Tokyo, Citicorp enjoyed immense consumer confidence.
                                      Citicorp also benefited from the overall strength of the
                                      financial services sector.
                                      Dell Computer Corporation was also among the best performing stocks in the Fund's portfolio. Dell's biggest strength,
                                      aside from its strong management team, is its direct
                                      distribution delivery model. That efficient model allows
                                      Dell to avoid inventory buildups and accelerate its growth into other computer-related areas, such as servers and
                                      workstations.
                                      In managing the Fund, we look for companies with the
                                      potential for consistent long-term growth. Through our
                                      in-depth research, we found such companies in the
                                      pharmaceutical, agriculture business and financial services areas. With commodity prices lower due to the Asian crisis, we anticipate that these stocks will continue to benefit
                                      from lower interest rates and lower inflation.
                                      The Fund is also invested in "lifecycle companies," which
                                      are companies involved in a broad number of industries where we believe the focus of business is changing for the better and profit margins are improving. Specifically, the Fund
                                      focused on Lockheed Martin, AlliedSignal Incorporated,
                                      United Technologies and Textron, Incorporated -- all of
                                      which contributed to performance.

                                      IS SECTOR SELECTION IMPORTANT TO THE FUND'S STRATEGY?
                                      No, it isn't. The Fund owns a diverse group of stocks from various industries. We try to take advantage of the best
                                      opportunities available, rather than buying stocks that are part of a particular industry or sector. The Fund invests in companies that we anticipate are going to benefit from lower inflation, lower interest rates, higher productivity, stable economic
                                      +Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Marsico Growth & Income
Fund Portfolio Manager Commentary continued...

                                      environment, expanding global markets and better management techniques. In addition, we invest in companies that make
                                      their employees stakeholders by linking a portion of their compensation directly to the company's overall performance.
                                      While the Fund does not concentrate on any one industry, it generally avoids the oil industry. We believe there is too much oil for the demand, causing price weakness.

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      With a portfolio generally consisting of just 35 to 45
                                      stocks, it's difficult to have many poor-performing stocks and still provide strong returns.
                                      During the quarter, we sold Phillips Electronics because we anticipated some weakness in that company. Specifically, we were uncertain about Phillips' components business, which
                                      comprises roughly 12 to 15% of the company's overall
                                      business. Although a small portion of the overall business, it was difficult to obtain information about it, and we
                                      chose to move the money to another stock about which we had greater insight and information.

                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998, AND HOW ARE YOU POSITIONING THE FUND TO TAKE
                                      ADVANTAGE OF THEM?
                                      Looking ahead, we expect lower interest rates to result in higher price-to-earnings ratios and higher stock prices.++
                                      We believe that the worst of the Asian crisis is behind us, the situation in Korea has stabilized and Japan is beginning to address its structural problems. In our view, the
                                      investing environment, in the short-term, is close to
                                      ideal -- a strong U.S. economy combined with
                                      shareholder-oriented management creates a template for
                                      strong earnings growth, while low interest rates and low
                                      inflation also create the backdrop for a strong stock
                                      market.

                                      TELL US ABOUT A STOCK YOU FIND TO BE PARTICULARLY PROMISING.
                                      We believe that Ford Motor Company, a current portfolio
                                      holding, will spin off a number of its businesses, such as
                                      Associates First Capital and Ford Motor Credit. With its
                                      core automotive business generating over $3 billion in cash per year and the company initiating a major share repurchase program and exhibiting improving fundamentals, we believe
                                      that the stock is worth more than its share price reflects.
                                      In fact, the Fund's investment in Ford has already begun to pay off, and we expect the stock's strong performance to
                                      continue.
                                      ++The 12-month forward price-to-earnings multiple is
                                      calculated by taking a company's forecasted 12-month
                                      earnings per share and dividing it by the current stock
                                      share price.

Nations
Marsico Growth & Income
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

[NATIONS PORTFOLIO BREAKDOWN PIE CHART]

4.5%  Computers - Micro
4.5%  Beverages - Non-Alcoholic
4.7%  Diversified Manufacturing Operations
4.8%  Money Center Banks
6.8%  Telecommunications
7.2%  Medical - Drugs
7.6%  Automotive - Cars & Light Trucks
59.9% Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  FHLB Discount Note 5.650%
                                                                                      04/01/98                        8.3%
                                                                                 -----------------------------------------
                                                                                   2  Ford Motor Company              5.4%
                                                                                 -----------------------------------------
                                                                                   3  Citicorp                        4.8%
                                                                                 -----------------------------------------
                                                                                   4  General Electric Company        4.7%
                                                                                 -----------------------------------------
                                                                                   5  Coca-Cola Enterprises, Inc.     4.5%
                                                                                 -----------------------------------------
                                                                                   6  Dell Computer Corporation       4.5%
                                                                                 -----------------------------------------
                                                                                   7  Merrill Lynch & Company         4.3%
                                                                                 -----------------------------------------
                                                                                   8  Pfizer Inc.                     4.3%
                                                                                 -----------------------------------------
                                                                                   9  Lucent Technologies Inc.        4.0%
                                                                                 -----------------------------------------
                                                                                  10  Delta & Pine Land Company       3.6%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE SUBJECT
TO CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Marsico Growth & Income
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                          S&P                Lipper Growth
          Measurement Period             Nations Marsico Growth   500 Composite Stock           & Income
        (Fiscal Year Covered)              & Income $12,030       Price Index $11,394    Funds Universe $11,170
Dec. 31 1997                                     10000                   10000                    10000
Mar. 31 1998                                     12030                   11394                    11170

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                   S&P 500 Composite         Lipper Growth
          Measurement Period             Nations Marsico Growth       Stock Price              & Income
        (Fiscal Year Covered)              & Income $11,520         Index $11,394       Funds Universe $11,170
Dec. 31 1997                                     10000                   10000                   10000
Mar. 31 1998                                     11520                   11394                   11170

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (12/31/97 through 3/31/98)     20.30%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Marsico Growth &
                                                                Income Fund from the date each class of
                                                                shares was first offered. Figures for
                                                                the Standard & Poor's 500 Composite
                                                                Stock Price Index, an unmanaged index
                                                                of 500 widely held common stocks,
                                                                include reinvestment of dividends.
                                                                Funds included in the Lipper Growth and
                                                                Income Funds Universe combine a growth
                                                                of earnings orientation and an income
                                                                requirement for level and/or rising
                                                                dividends. It is not possible to invest
                                                                in an index or Lipper universe. The
                                                                performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception     NAV      CDSC*
                                                                (12/31/97 through
                                                                3/31/98)        20.20%  15.20%

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       INVESTOR A         INVESTOR B          INVESTOR C
Inception Date                             12/31/97         12/31/97           12/31/97            12/31/97
                                                                         NAV            CDSC*
--------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       NA              NA              NA             NA      NA
--------------------------------------------------------------------------------------------------------------
Since Inception                          20.30%          20.20%          20.20%         15.20%  20.20%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of increasing total return.

Nations
Equity Index
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. GOLDEN SHARES HIS VIEWS ON NATIONS EQUITY INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Greg W. Golden is Portfolio           The Fund invests in the stocks that comprise the S&P 500
Manager of Nations Equity Index       Index, an unmanaged market-capitalization-weighted index
Fund and Structured Products          consisting of 500 common stocks chosen for market size,
Manager, Equity Management for        liquidity and industry group representation.
TradeStreet Investment
Associates, Inc., investment          HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
sub-adviser to the Fund.              PREVAILED OVER THE PAST 12 MONTHS?
INVESTMENT OBJECTIVE                  Nations Equity Index Fund (Primary A Shares) tracked the S&P
The Fund seeks investment             500 Index for the 12 months ending March 31, 1998, returning
results that correspond, before       47.38%, while the Index returned 47.98%.
fees and expenses, to the total       WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
return of the Standard & Poor's       UNFAVORABLE?+
500 Composite Stock Price Index       Strength during the year was found in the capital goods,
(S&P 500 Index).**                    consumer durables and finance sectors.
PERFORMANCE REVIEW                    In addition, the aging of the baby boom generation is
For the 12-month period ended         providing more demand than ever for quality health care
March 31, 1998, Nations Equity        products and services, which the Fund also invested in. This
Index Fund Primary A Shares           section of the population has placed added pressure on the
provided a total return of            U.S. Food and Drug Administration to consider new therapies
47.38%.***                            and medications through expedited, technology-aided product approval cycles. Additionally, there has been a great shift toward managed care; therefore, with co-payment programs,
                                      many more people are taking prescribed medicine due to its affordability.
                                      The financial sector also performed well due to industry
                                      consolidation and low interest rates.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      ***The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      +Portfolio characteristics were current as of March 31,
                                      1998, are subject to change and may not be representative of current characteristics.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Equity Index
Fund Portfolio Manager Commentary continued ...

WE ARE IN A HIGHLY FAVORABLE          An area of weakness was the energy sector, which
MARKET ENVIRONMENT DUE TO THE         underperformed due to falling fuel costs, even after its
COMBINATION OF LOW INFLATION,         strong start.
HIGH COMPANY PRODUCTIVITY AND
AN OVERALL EFFICIENT ECONOMY.         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                      We are in a highly favorable market environment due to the combination of low inflation, high company productivity and an overall efficient economy. Though we may not see as good a year in the coming year as we did this past year, we still anticipate positive returns relative to other types of
                                      investments.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

58.6% OTHER                 9.0% BANKS               7.5% DRUGS         7.1% UTILITIES - TELEPHONE      5.2% OIL - INTERNATIONAL

                            4.7% COMPUTER RELATED                       4.1% FINANCIAL SERVICES         3.8% INSURANCE


                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  General Electric Company        3.3%
                                                                                 -----------------------------------------
                                                                                   2  Microsoft Corporation           2.5%
                                                                                 -----------------------------------------
                                                                                   3  Coca-Cola Company               2.2%
                                                                                 -----------------------------------------
                                                                                   4  Exxon Corporation               1.9%
                                                                                 -----------------------------------------
                                                                                   5  Merck & Company Inc.            1.8%
                                                                                 -----------------------------------------
                                                                                   6  Pfizer, Inc.                    1.5%
                                                                                 -----------------------------------------
                                                                                   7  Intel Corporation               1.5%
                                                                                 -----------------------------------------
                                                                                   8  Royal Dutch Petroleum
                                                                                      Company, ADR                    1.4%
                                                                                 -----------------------------------------
                                                                                   9  Wal-Mart Stores Inc.            1.3%
                                                                                 -----------------------------------------
                                                                                  10  Procter & Gamble Company        1.3%

                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT AS OF
MARCH 31, 1998, ARE SUBJECT TO CHANGE
AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Equity Index
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                      S&P                   Lipper S&P
          Measurement Period                Equity Index      500 Composite Stock    500 Index Objective Funds
        (Fiscal Year Covered)              Fund $25,829       Price Index $26,344        Universe $25,864
Dec. 15 1993                                   10000                 10000                     10000
1993                                           10072                 10121                     10117
                                                9681                  9738                      9721
                                                9710                  9778                      9754
                                               10182                 10256                     10216
1994                                           10172                 10254                     10209
                                               11515                 11251                     11190
                                               12208                 12324                     12240
                                               13166                 13302                     13196
1995                                           13938                 14102                     13977
                                               14677                 14859                     14713
                                               15329                 15525                     15358
                                               15787                 16005                     15817
1996                                           17093                 17338                     17117
                                               17526                 17804                     17553
                                               20577                 20910                     20595
                                               22113                 22476                     22112
1997                                           22683                 23121                     22724
Mar. 31 1998                                   25829                 26344                     25864

Investor A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                      S&P                   Lipper S&P
          Measurement Period               Equity Index       500 Composite Stock    500 Index Objective Funds
        (Fiscal Year Covered)              Fund $19,662       Price Index $19,804        Universe $19,572
Oct. 10 1995                                   10000                 10000                     10000
1995                                           10710                 10602                     10590
                                               11267                 11170                     11147
                                               11755                 11671                     11634
                                               12092                 12032                     11979
1996                                           13090                 13034                     12962
                                               13414                 13384                     13291
                                               15735                 15719                     15594
                                               16894                 16896                     16739
1997                                           17285                 17381                     17198
Mar. 31 1998                                   19662                 19804                     19572


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (12/15/93 through 3/31/98)   24.74%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor A
                                                                Shares of Nations Equity Index Fund
                                                                from the date each class of shares was
                                                                first offered. Figures for the Standard
                                                                & Poor's 500 Composite Stock Price
                                                                Index, an unmanaged index of 500 widely
                                                                held common stocks, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper S&P 500 Index
                                                                Objective Funds Universe are passively
                                                                managed, limited-expense (advisor fee
                                                                no higher than 0.50%) funds designed to
                                                                replicate the performance of the
                                                                Standard & Poor's 500 Index on a
                                                                reinvested basis. It is not possible to
                                                                invest in an index or Lipper universe.
                                                                The performance shown reflects the
                                                                performance of Primary A and Investor A
                                                                Shares. The performance of Primary B
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor A Shares
                                                                Since Inception
                                                                (10/10/95 through 3/31/98)   31.44%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A
Inception Date                           12/15/93        6/28/96         10/10/95
---------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       47.38%          46.75%          46.58%
---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  32.31%          NA              NA
5 Years                                  NA              NA              NA
Since Inception                          24.74%          34.01%          31.44%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of increasing total return.

Nations
Capital Growth
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. SANDERS SHARES HIS VIEWS ON NATIONS CAPITAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Philip J. Sanders, CFA, is            We believe that a stock portfolio of large-capitalization
Senior Portfolio Manager of           companies with superior long-term growth prospects,
Nations Capital Growth Fund and       purchased at reasonable prices, will provide the potential
Senior Product Manager, Equity        for superior returns over a market cycle. We look for
Management for TradeStreet            companies that are well positioned to generate sustainable
Investment Associates, Inc.,          earnings growth at a rate well above the overall market. The
investment sub-adviser to the         companies the Fund invests in are generally regarded as
Fund.                                 industry leaders, have strong track records and possess key
INVESTMENT OBJECTIVE                  competitive advantages that can be used to sustain their
The Fund seeks growth of              above- average growth rates and potentially report earnings
capital by investing in               above consensus expectations. To augment our search for
companies that are believed to        superior growth companies, we particularly focus on those
have superior earnings growth         firms whose prospects are leveraged to positive secular
potential.                            themes embedded in the marketplace. These themes include
PERFORMANCE REVIEW                    demographics, emerging technologies, deregulation and
For the 12-month period ended         changes in consumer spending patterns, among others.
March 31, 1998, Nations Capital       While the majority of the Fund's holdings are in
Growth Fund Primary A Shares          large-capitalization issues, we have the flexibility to
provided shareholders with a          selectively invest in some smaller company issues that, in
total return of 53.89%.               our view, possess superior growth prospects.
                                      PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                      It was a very strong year for the Fund. It outperformed both its benchmark, the Standard & Poor's 500 Composite Stock
                                      Price Index (S&P 500 Index)** and its peer group, the Lipper
                                      Growth Funds Universe, by good margins.***
                                      For the one-year period ended March 31, 1998, the Fund
                                      (Primary A Shares) was 5.91% ahead of the S&P 500 Index. The
                                      Fund's strong performance is even more dramatically shown
                                      when we compare the Fund to the Lipper Growth Funds
                                      Universe, which it outperformed by 10.99%. Nations Capital
                                      Growth Fund outperformed over 90% of its competitors in the
                                      Lipper Growth Funds Universe (858 funds) for the reporting period.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      ***Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      Growth Funds Universe normally invest in companies whose
                                      long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major
                                      unmanaged stock indices.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Capital Growth
Fund Portfolio Manager Commentary continued ...


                                      WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                      FUND?+
                                      There were four areas that performed particularly well for the Fund over the past 12 months: health care, computer
                                      software and services, telecommunications and specialty
                                      retailers.
                                      The Fund generally maintained an overweighting in health
                                      care, and that sector performed very well due to certain
                                      industry trends. First, the aging of the baby boom
                                      generation provided more demand than ever for quality health care products and services. This section of the population has placed added pressure on the U.S. Food and Drug
                                      Administration (FDA) to consider new therapies and
                                      medications through expedited, technology-aided product
                                      approval cycles.
                                      Additionally, there has been a great shift toward managed
                                      care; therefore, with co-payment programs, many more people are taking prescribed medicine due to its affordability.
                                      Benefiting from these trends were several large drug
                                      manufacturers like Schering-Plough, Warner-Lambert Company and Bristol-Myers Squibb Company, all of which the Fund
                                      holds. Guidant Corporation, a medical products producer,
                                      also had very good returns.
                                      Even with the volatility of the technology sector over the year, the Fund benefited from the stocks of companies that produce computer software and networking and
                                      telecommunications equipment.
                                      Software companies tend to be an area of focus for Nations
                                      Capital Growth Fund because they generally have more
                                      sustainable growth prospects due to their market leadership positions. For these companies, the quality and productivity benefits of their products are more likely than pricing to be the determining factor in customer purchase decisions.
                                      With that in mind, the Fund had strong contributions from
                                      companies such as Compuware Corporation, Microsoft
                                      Corporation, BMC Software, Inc. and Computer Associates
                                      International, Inc.
                                      In the telecommunications and networking arenas, the leaders were Lucent Technologies, Cisco Systems, Northern Telecom,
                                      Ltd. and Nokia Corporation. As industry strives to become
                                      more productive, the efficient movement of data and
                                      information that these telecommunication and networking
                                      companies provide becomes critical. Also, these types of
                                      companies continued to benefit from the deregulation of the telecommunication services industry and the rapid growth of the Internet.
                                      +Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Capital Growth
Fund Portfolio Manager Commentary continued ...

NATIONS CAPITAL GROWTH FUND HAS       The fourth sector that showed particular strength was
MAINTAINED RELATIVELY LITTLE          specialty retailers. In particular, TJX Companies, Inc.
EXPOSURE TO THE STOCKS OF             benefited from consumer confidence in the economy, as
SECTORS THAT PERFORMED POORLY.        reflected in strong consumer spending at their T J Maxx and
                                      Marshalls stores. Lowe's Companies and Home Depot home
                                      supply stores also benefited greatly from strong consumer
                                      spending, as well as increased home sales and low interest rates. In addition, the Asian market crisis has not
                                      significantly affected these companies because of their
                                      predominant domestic focus.
                                      WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                      FUND?
                                      Holdings that generally underperformed due to earnings
                                      disappointments and deteriorating near-term growth prospects were: Reuters Holdings Group, PLC; Aetna, Inc.; Fluor
                                      Corporation; Green Tree Financial.
                                      Within the technology sector, semiconductor and hardware
                                      companies have generally underperformed. The Fund had some exposure to this sector through Hewlett-Packard Company,
                                      International Business Machines and Intel Corporation.
                                      Also underperforming have been holdings in energy, primarily due to the steady decline in oil prices. The Fund has only modest exposure to this sector, owning Halliburton Company,
                                      Diamond Offshore Drilling, Inc. and Mobil Oil Corporation,
                                      all of which we believe possess above-average long-term
                                      growth prospects relative to their peers.
                                      WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                      PERFORMANCE?
THE FUND BENEFITED FROM AN            Specifically, low interest rates, low inflation and solid
ECONOMY THAT PRODUCED A VERY          corporate profits enabled the Fund to experience its strong
FAVORABLE BACKDROP FOR GROWTH         return over the reporting period.
FUNDS.                                WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                      COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                      ACCORDINGLY?
                                      In the year ahead, we expect continued volatility in the
                                      technology sector. Inherently volatile to begin with, we
                                      expect that volatility will be magnified by the concern and uncertainty in the Asian markets. The technology industry is a global industry and Asia is an important source of its
                                      growth. We anticipate these stocks will fluctuate as
                                      investors waver between fear that a slowdown in the Asian
                                      market will hurt the demand for technology products and
                                      services, and a belief that this market may begin to
                                      stabilize. We are always exploring the broad list of
                                      technology stocks, taking advantage of volatility to
                                      pinpoint growth opportunities.
                                      We also see continued favorable dynamics for the health care sector due to the demographics of the baby boom generation, a very accommodating FDA and the consistency in the earnings growth these stocks may provide.

Nations
Capital Growth
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

         [PIE CHART]

 5.1%  Medical Products & Supplies
 5.2%  Insurance
 5.8%  Banks
 6.5%  Drugs
 7.3%  Electrical Equipment
 8.1%  Retail
 9.0%  Computer Related
53.0%  Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  General Electric Company        2.5%
                                                                                 -----------------------------------------
                                                                                   2  Cisco Systems, Inc.             2.0%
                                                                                 -----------------------------------------
                                                                                   3  Merck & Company Inc.            1.9%
                                                                                 -----------------------------------------
                                                                                   4  AlliedSignal Inc.               1.9%
                                                                                 -----------------------------------------
                                                                                   5  Service Corporation
                                                                                      International                   1.9%
                                                                                 -----------------------------------------
                                                                                   6  Computer Associates
                                                                                      International Inc.              1.8%
                                                                                 -----------------------------------------
                                                                                   7  Bristol-Myers Squibb Company    1.8%
                                                                                 -----------------------------------------
                                                                                   8  CBS Corporation                 1.8%
                                                                                 -----------------------------------------
                                                                                   9  Tyco International Ltd.         1.7%
                                                                                 -----------------------------------------
                                                                                  10  Honeywell, Inc.                 1.7%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE
CURRENT AS OF MARCH 31, 1998,
ARE SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Capital Growth
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                          S&P
          Measurement Period                                       500 Composite Stock
        (Fiscal Year Covered)            Capital Growth $26,598   Price Index $30,086   Lipper Growth Funds Universe $26,634
Sept. 30 1992                                    10000                    10000                          10000
1992                                             10780                    10502                          10892
                                                 10982                    10961                          11186
                                                 10877                    11013                          11279
                                                 11248                    11297                          11823
1993                                             11626                    11559                          12100
                                                 11279                    11121                          11720
                                                 10944                    11167                          11444
                                                 11631                    11712                          12050
1994                                             11481                    11710                          11896
                                                 12212                    12849                          12805
                                                 13520                    14074                          14053
                                                 14726                    15192                          15262
1995                                             14778                    16106                          15659
                                                 15449                    16970                          16493
                                                 16080                    17731                          17172
                                                 16682                    18279                          17664
1996                                             17528                    19801                          18733
                                                 17284                    20333                          18667
                                                 20283                    23880                          21587
                                                 22141                    25668                          23853
1997                                             22878                    26405                          23667
Mar. 31 1998                                     26598                    30086                          26634

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                    S&P 500
                                                                Composite Stock        Lipper Growth
          Measurement Period               Capital Growth         Price Index         Funds Universe
        (Fiscal Year Covered)                $23,698               $26,281               $23,702
June 7 1993                                    10000                 10000                 10000
                                               10239                 10029                 10022
                                               10562                 10287                 10511
1993                                           10889                 10526                 10755
                                               10537                 10127                 10407
                                               10205                 10170                 10149
                                               10813                 10666                 10694
1994                                           10641                 10664                 10558
                                               11293                 11701                 11369
                                               12481                 12817                 12495
                                               13552                 13834                 13589
1995                                           13582                 14667                 13926
                                               14157                 15454                 14678
                                               14699                 16146                 15308
                                               15210                 16646                 15746
1996                                           15943                 18032                 16645
                                               15669                 18516                 16553
                                               18363                 21746                 19162
                                               19992                 23375                 21188
1997                                           20601                 24046                 21004
Mar. 31 1998                                   23698                 26281                 23702


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (9/30/92 through 3/31/98)    19.47%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Capital Growth Fund
                                                                from the date each class of shares was
                                                                first offered. Figures for the Standard
                                                                & Poor's 500 Composite Stock Price
                                                                Index, an unmanaged index of 500 widely
                                                                held common stocks, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper Growth Funds
                                                                Universe normally invest in companies
                                                                whose long-term earnings are expected
                                                                to grow significantly faster than the
                                                                earnings of the stocks represented in
                                                                the major unmanaged stock indices. It
                                                                is not possible to invest in an index
                                                                or Lipper universe. The performance
                                                                shown reflects the performance of
                                                                Primary A and Investor B Shares. The
                                                                performance of Primary B, Investor A
                                                                and Investor C Shares may vary based on
                                                                the differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception     NAV      CDSC*
                                                                (6/7/93 through
                                                                3/31/98)       19.84%  19.63%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                PRIMARY A      PRIMARY B      INVESTOR A            INVESTOR B                  INVESTOR C
Inception Date                  9/30/92         6/28/96         10/2/92               6/7/93                     10/2/92
                                                                                NAV              CDSC*
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              53.89%          52.99%          53.83%          52.52%           47.52%          53.02%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                         29.63%          NA              29.41%          28.39%           27.78%          28.80%
5 Years                         19.35%          NA              19.11%          NA               NA              18.41%
Since Inception                 19.47%          32.46%          19.23%          19.84%           19.63%          18.51%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Disciplined Equity
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. MOSER SHARES HIS VIEWS ON NATIONS DISCIPLINED EQUITY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Jeffrey C. Moser, CFA,                The core premise underlying Nations Disciplined Equity
is Senior Portfolio Manager of        Fund's investment philosophy and style is that earnings
Nations Disciplined Equity Fund       drive stock prices. We use quantitative techniques to
and Senior Product Manager,           construct an equally weighted portfolio of undervalued
Equity Management for                 companies that we believe are most likely to report earnings
TradeStreet Investment                that exceed expectations.
Associates, Inc., investment          To capture earnings expectations or discern earnings
sub-adviser to the Fund.              surprises, the Fund uses a proprietary tracking system that
INVESTMENT OBJECTIVE                  follows a set of established rules for the stock buying,
The Fund seeks growth of              selling and valuation processes.
capital by investing in               PLEASE EXPLAIN THE PROCESS YOU USE TO CHOOSE THE STOCKS
companies that are expected to        COMPRISING NATIONS DISCIPLINED EQUITY FUND.
produce significant increases         The investment process for the Fund is quantitative and
in earnings per share.                focuses primarily on the information we believe most
PERFORMANCE REVIEW                    important: earnings expectations and valuation. We use
For the 12-month period ended         computer tools and computer models to rank various
March 31, 1998, Nations               securities based on these criteria. Based on this
Disciplined Equity Fund Primary       quantitative process, we then actively narrow possible
A Shares provided a total             investments to a select group of securities that meet the
return of 48.65%.                     earnings expectations and valuation criteria we establish
                                      for the Fund. Companies identified by the process are also reviewed to ensure financial stability and quality of
                                      earnings.
                                      Nations Disciplined Equity Fund is also equally disciplined on the selling side. In the same manner as stocks are
                                      identified for purchase, we evaluate those stocks already in the portfolio to determine when to sell them.
                                      PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                      Nations Disciplined Equity Fund (Primary A Shares)
                                      substantially outperformed both its benchmark, the Standard
                                      & Poor's 500 Composite Stock Price Index (S&P 500 Index)**
                                      and its peer group, the Lipper Growth Funds Universe.*** For the one-year period ended March 31, 1998, the Fund was 67
                                      basis points above the S&P 500 Index, and 5.75% above the
                                      Lipper Growth Funds Universe average of 42.90%.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Standard & Poor's 500 Composite Stock Price Index is
                                      an unmanaged index of 500 widely held common stocks. It is unavailable for investment.
                                      ***Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      Growth Funds Universe normally invest in companies whose
                                      long-term earnings are expected to grow substantially faster than the earnings of the stocks represented in the major
                                      unmanaged stock indices.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Disciplined Equity
Fund Portfolio Manager Commentary continued...

                                      We attribute this excellent performance to our quantitative process that enables us to select quality stocks for the
                                      portfolio.
                                      WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                      FUND?+
                                      The best performing sectors were technology and financial
                                      services stocks. The Fund was at least equally weighted or overweighted in these sectors for the balance of the year, and those were two of the market's best-performing sectors overall. Furthermore, within those sectors, stock selections were excellent, again due to the quantitative modeling
                                      system.
                                      The Fund's holdings in technology stocks appreciated at more than two times the rate of that sector on average. One of
                                      the best performers was Dell Computer Corporation, which
                                      returned over 300% for the 12-month period ending March 31,
                                      1998. Compuware Corporation also did well, appreciating over
                                      200% for the year.
                                      The financial services holdings of Nations Disciplined
                                      Equity Fund also appreciated at a rate higher than that of the sector on average. Paine Webber Group, with earnings
                                      that significantly exceeded expectations, performed very
                                      well in this sector. H.F. Ahmanson and Company and Travelers
                                      Group also reported solid earnings and were good performers for the Fund.
                                      WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                      FUND?
                                      The Fund was underweighted for the entire period in health care, one of the better performing sectors in the S&P 500
                                      Index. Even though our quantitative model ranked these
                                      stocks as favorable, we maintained the Fund's underweight
                                      position because they ranked less favorably than others.
                                      And even though the Fund had excellent returns overall,
                                      there were some stocks that did not meet expectations due to disappointing earnings. Specifically, Fruit of the Loom and
                                      Phelps Dodge Corporation performed below expectations. We
                                      eventually sold these stocks, replacing them with securities that the expectations model identified as more appropriate.
                                      WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                      PERFORMANCE?
                                      Through 1997, the market, in general, continued to
                                      experience earnings above expectations. Coupled with low
                                      inflation, an environment for very positive stock market
                                      returns was created.
                                      +Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Disciplined Equity
Fund Portfolio Manager Commentary continued...

                                      DO YOU EXPECT THAT MARKET ENVIRONMENT TO CHANGE?
                                      Toward the end of the 1997 calendar year and the beginning of 1998, we've seen some of the effects of a slow down in
                                      exports to Asian countries. As is well known, most Asian
                                      economies are experiencing financial uncertainties, which, in turn, affects exports of U.S.-based companies. If these companies continue to export less, it will dampen their
                                      revenues and earnings. Overall, we believe the equity market should still be strong, only not as robust as it has been
                                      recently.
                                      HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THE
                                      MARKET YOU JUST DESCRIBED?
                                      Over the past few months, our quantitative model has
                                      indicated a sell signal for energy stocks. Therefore, we
                                      will underweight in that sector going forward. The stocks
                                      that meet the buy criteria -- some of the more attractively ranked securities based on earnings expectations and
                                      valuation -- continue to be in the financial, technology and consumer cyclical sectors. We'll follow where the
                                      quantitative model and analytical process leads us, and
                                      invest in these areas.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

           [PIE CHART]

 4.4%  Medical Products & Supplies
 4.7%  Computer Related
 5.7%  Oil Refining and Marketing
 6.1%  Computer Software
 6.5%  Retail -- General
 7.8%  Insurance
 9.6%  Financial Services
55.2%  Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Compuware Corporation           2.7%
                                                                                 -----------------------------------------
                                                                                   2  Dell Computer Corporation       2.6%
                                                                                 -----------------------------------------
                                                                                   3  TJX Companies Inc.              2.4%
                                                                                 -----------------------------------------
                                                                                   4  Lucent Technologies             2.3%
                                                                                 -----------------------------------------
                                                                                   5  Dayton Hudson Corporation       2.3%
                                                                                 -----------------------------------------
                                                                                   6  Guidant Corporation             2.3%
                                                                                 -----------------------------------------
                                                                                   7  Equitable Companies, Inc.       2.2%
                                                                                 -----------------------------------------
                                                                                   8  Ford Motor Company              2.2%
                                                                                 -----------------------------------------
                                                                                   9  Paine Webber Group, Inc.        2.2%
                                                                                 -----------------------------------------
                                                                                  10  Maytag Corporation              2.2%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Disciplined Equity
Fund Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98) [Line Graph]
Assumes the reinvestment of all distributions.

                                                                               S&P              Lipper  Growth
          Measurement Period                                           500 Composite Stock           Funds
        (Fiscal Year Covered)            Disciplined Equity $37,443    Price Index $30,086     Universe $26,634
Oct. 1 1992                                        10000                      10000                  10000
1992                                               13311                      10502                  10892
                                                   14105                      10961                  11186
                                                   15100                      11013                  11279
                                                   17923                      11297                  11823
1993                                               17279                      11559                  12100
                                                   16409                      11121                  11720
                                                   15304                      11167                  11444
                                                   16542                      11712                  12050
1994                                               16181                      11710                  11896
                                                   16441                      12849                  12805
                                                   18521                      14074                  14053
                                                   20413                      15192                  15262
1995                                               20636                      16106                  15659
                                                   21529                      16970                  16493
                                                   22388                      17731                  17172
                                                   23139                      18279                  17664
1996                                               25193                      19801                  18733
                                                   25188                      20333                  18667
                                                   29407                      23880                  21587
                                                   33532                      25668                  23853
1997                                               32731                      26405                  23667
Mar. 31 1998                                       37443                      30086                  26634

Investor B Shares (as of 3/31/98)* [Line Graph]
Assumes the reinvestment of all distributions.

                                                                               S&P              Lipper Growth
          Measurement Period                                           500 Composite Stock           Funds
        (Fiscal Year Covered)            Disciplined Equity $22,869    Price Index $26,281     Universe $22,420
May 20 1994                                        10000                      10000                  10000
                                                    9779                       9755                   9662
                                                   10555                      10231                  10186
1994                                               10304                      10230                  10053
                                                   10437                      11224                  10806
                                                   11730                      12294                  11866
                                                   12896                      13271                  12904
1995                                               12999                      14069                  13201
                                                   13533                      14824                  13921
                                                   14034                      15489                  14538
                                                   14472                      15967                  14967
1996                                               15721                      17297                  15781
                                                   15678                      17762                  15662
                                                   18255                      20860                  18141
                                                   20762                      22422                  20065
1997                                               20214                      23066                  19851
Mar. 31 1998                                       22869                      26281                  22420

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                SINCE INCEPTION
                                                                (10/1/92 through 3/31/98)      27.15%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Disciplined Equity
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Standard & Poor's 500 Composite Stock
                                                                Price Index, an unmanaged index of 500
                                                                widely held common stocks, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper Growth Funds
                                                                Universe normally invest in companies
                                                                whose long-term earnings are expected
                                                                to grow significantly faster than the
                                                                earnings of the stocks represented in
                                                                the major unmanaged stock indices. It
                                                                is not possible to invest in an index
                                                                or Lipper universe. The performance
                                                                shown reflects the performance of
                                                                Primary A and Investor B Shares. The
                                                                performance of Primary B, Investor A
                                                                and Investor C Shares may vary based on
                                                                the differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                SINCE
                                                                INCEPTION     NAV      CDSC*
                                                                (5/20/94 through
                                                                3/31/98)        24.16%  23.88%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A         INVESTOR B          INVESTOR C
Inception Date                           10/1/92         6/28/96         7/26/93         5/20/94       5/10/95
                                                                                         NAV         CDSC*
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       48.65%          48.44%          48.28%          47.14%      42.14%     47.38%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  31.57%          NA              31.30%          30.26%      29.67%     NA
5 Years                                  21.56%          NA              NA              NA          NA         NA
Since Inception                          27.15%          33.67%          21.37%          24.16%      23.88%     29.66%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 3-MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.

PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio        The Fund invests in 20 to 30 large-capitalization companies
Manager of Nations Marsico            that have strong brand franchises, improving returns and
Focused Equities Fund and Chief       present growth opportunities either through global
Executive Officer of Marsico          expansion, new products or the use of capital to expand
Capital Management, LLC,              their business through acquisition.
investment sub-adviser to the
Fund.                                 WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
INVESTMENT OBJECTIVE                  REPORTING PERIOD?
The Fund seeks long-term growth       During the 3-month period ended March 31, 1998, there was
of capital.                           concern in the markets over the impact of the Asian
PERFORMANCE REVIEW                    financial crisis that prompted a 554-point drop in the Dow
Nations Marsico Focused               Jones Industrial Average** on October 27, 1997. Despite this
Equities Fund commenced               concern, the economy was exceptionally strong over the
operations on December 31,            reporting period, as it benefited from a combination of
1997. For the 3-month period          steady growth, low inflation, falling interest rates, low
ended March 31, 1998, Nations         unemployment, rising wages and strong corporate profits.
Marsico Focused Equities Fund
Primary A Shares provided a           In the first quarter of 1998, the economy continued to
total return of 21.30%.               perform well as indicated by high sales of existing homes, a
As part of its ongoing                boost in consumer spending and strong personal income
investment strategy, the Fund         figures. Although Gross Domestic Product growth was less
focuses on companies with             than its 10-year high in the prior quarter, it reflected
superior top-line growth rates        solid economic growth.
and a global presence.
                                      HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?
                                      As part of its ongoing investment strategy, the Fund focuses on companies with superior top-line growth rates and a
                                      global presence. Our strategy is to look at macroeconomic
                                      trends such as interest rates, the competitive landscape and the regulatory environment and then determine the
                                      industries best capable of taking advantage of those broad trends. Then we analyze companies within those industries
                                      and choose those with the best fundamentals, which we
                                      believe are poised to benefit in light of the factors
                                      identified. We believe these types of companies will be
                                      successful in the long term.
                                      The Fund did not invest in any bonds during the period
                                      because market conditions were favorable for equity
                                      investments. If the tables should turn, however, we will
                                      certainly look to take advantage of opportunities in the
                                      bond market for the Fund.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the
                                      New York Stock Exchange. It is unmanaged and unavailable for investment.
                                      Source for all statistical data -- Marsico Capital
                                      Management, LLC
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary continued...

                                      WHAT INVESTMENTS CONTRIBUTED TO THE FUND'S STRONG
                                      PERFORMANCE?***
                                      While the Fund's entire portfolio did well, two standout
                                      performers were Citicorp and Dell Computer Corporation.
                                      Due to its exposure to Asia, Citicorp declined in value in late 1997. We saw this price drop as an opportunity to
                                      establish a position in the stock -- a strategy that
                                      benefited the Fund. Citicorp is involved in several emerging markets, many of which are in Asia. When these markets
                                      collapsed, investors fled from domestic banks and turned to a "safe haven," which in this case was Citicorp. As
                                      indicated by the lines outside of its branches in Tokyo,
                                      Citicorp enjoyed immense consumer confidence. Citicorp also benefited from the overall strength of the financial
                                      services sector.
                                      Dell Computer was also among the best performing stocks in the Fund's portfolio. Dell's biggest strength, aside from
                                      its strong management team, is its direct distribution
                                      delivery model. That efficient model allows Dell to avoid
                                      inventory buildups and accelerate its growth into other
                                      computer-related areas, such as servers and workstations.
                                      In managing the Fund, we look for companies with the
                                      potential for consistent long-term growth. Through our
                                      in-depth research, we found such companies in the
                                      pharmaceutical, agriculture business and financial services areas. With commodity prices lower due to the Asian crisis, we anticipate that these stocks will continue to benefit
                                      from lower interest rates and lower inflation.
                                      IS SECTOR SELECTION IMPORTANT TO THE FUND'S STRATEGY?
                                      No, it isn't. The Fund owns a diverse group of stocks from various industries. We try to take advantage of the best
                                      opportunities available, rather than buying stocks that are part of a particular industry or sector. The Fund invests in companies that we anticipate are going to benefit from lower inflation, lower interest rates, higher productivity, stable economic environment, expanding global markets and better
                                      management techniques. In addition, we invest in companies that make their employees stakeholders by linking a portion of their compensation directly to the company's overall
                                      performance.
                                      While the Fund does not concentrate on any one industry, it generally avoids the oil industry. We believe there is too much oil for the demand, causing price weakness.

                                      WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                      PERFORMANCE DURING THE PERIOD?
                                      With a portfolio of just 20 to 30 stocks, it's difficult to have many poor-performing stocks and still provide strong
                                      returns.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Marsico Focused Equities
Fund Portfolio Manager Commentary continued...

                                      During the quarter, we sold Phillips Electronics because we anticipated some weakness in that company. Specifically, we were uncertain about Phillips' components business, which
                                      comprises roughly 12 to 15% of the company's overall
                                      business. Although a small portion of the overall business, it was difficult to obtain information about it, and we
                                      chose to move the money to another stock about which we had greater insight and information.

                                      WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                      OF 1998, AND HOW ARE YOU POSITIONING THE FUND TO TAKE
                                      ADVANTAGE OF THEM?
                                      Looking ahead, we expect lower interest rates to result in higher price-to-earnings ratios and higher stock prices.+ We believe that the worst of the Asian crisis is behind us, the situation in Korea has stabilized and Japan is beginning to address its structural problems. In our view, the investing environment, in the short-term, is close to ideal -- a
                                      strong U.S. economy combined with shareholder-oriented
                                      management creates a template for strong earnings growth,
                                      while low interest rates and low inflation also create the backdrop for a strong stock market.

                                      TELL US ABOUT A STOCK YOU FIND TO BE PARTICULARLY PROMISING.
                                      We believe that Ford Motor Company, a current portfolio
                                      holding, will spin off a number of its businesses, such as
                                      Associates First Capital and Ford Motor Credit. With its
                                      core automotive business generating over $3 billion in cash per year and the company initiating a major share repurchase program and exhibiting improving fundamentals, we feel that the stock is worth more than its share price reflects. In
                                      fact, the Fund's investment in Ford has already begun to pay off, and we expect the stock's strong performance to
                                      continue.

                                      +The 12-month forward price-to-earnings multiple is
                                      calculated by taking a company's forecasted 12-month
                                      earnings per share and dividing it by the current stock
                                      share price.

Nations
Marsico Focused Equities
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

         [PIE CHART]

 4.4%  Agricultural Operations
 4.5%  Telecommunication Equipment
 5.2%  Resorts & Theme Parks
 5.4%  Money Center Banks
 9.2%  Computer -- Micro
11.3%  Medical -- Drugs
11.5%  Automobile -- Cars &
       Light Trucks
48.5%  Other

                                                                                 TOP TEN HOLDINGS
                                                                                 (AS A % OF NET ASSETS AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  FHLB Discount Note, 5.650%
                                                                                      04/01/98                        9.8%
                                                                                 -----------------------------------------
                                                                                   2  Ford Motor Company              9.2%
                                                                                 -----------------------------------------
                                                                                   3  Dell Computer Corporation       9.2%
                                                                                 -----------------------------------------
                                                                                   4  Pfizer, Inc.                    6.2%
                                                                                 -----------------------------------------
                                                                                   5  Citicorp                        5.4%
                                                                                 -----------------------------------------
                                                                                   6  Premier Parks Inc.              5.2%
                                                                                 -----------------------------------------
                                                                                   7  Delta and Pine Land Company     4.4%
                                                                                 -----------------------------------------
                                                                                   8  Merrill Lynch & Company Inc.    4.3%
                                                                                 -----------------------------------------
                                                                                   9  Coca-Cola Company               4.2%
                                                                                 -----------------------------------------
                                                                                  10  Time Warner Inc.                3.6%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998,
ARE SUBJECT TO CHANGE AND MAY NOT
BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Marsico Focused Equities
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

                                                                                             S&P
          Measurement Period                                                         500 Composite Stock
        (Fiscal Year Covered)            Nations Marsico Focused                     Price Index $11,394
                                            Equities $12,130
Dec. 31 1997                                              10000                             10000
Mar. 31 1998                                              12130                             11394


          Measurement Period
        (Fiscal Year Covered)            Lipper Growth Funds
                                          Universe $11,288
Dec. 31 1997                                            10000
Mar. 31 1998                                            11288

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                                            S&P
         Measurement Period                                                        500 Composite Stock         Lipper Growth
       (Fiscal Year Covered)           Nations Marsico Focused                     Price Index $11,394    Funds Universe $11,288
                                          Equities $11,630
Dec. 31 1997                                            10000                             10000                    10000
Mar. 31 1998                                            11630                             11394                    11288


                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (12/31/97 through 3/31/98)  21.30%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Marsico Focused
                                                                Equities Fund from the date each class
                                                                of shares was first offered. Figures
                                                                for the Standard & Poor's 500 Composite
                                                                Stock Price Index, an unmanaged index
                                                                of 500 widely held common stocks,
                                                                include reinvestment of dividends.
                                                                Funds included in the Lipper Growth
                                                                Funds Universe normally invest in
                                                                companies whose long-term earnings are
                                                                expected to grow significantly faster
                                                                than the earnings of the stocks
                                                                represented in the major unmanaged
                                                                stock indices. It is not possible to
                                                                invest in an index or Lipper universe.
                                                                The performance shown reflects the
                                                                performance of Primary A and Investor B
                                                                Shares. The performance of Primary B,
                                                                Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception     NAV     CDSC*
                                                                (12/31/97 through
                                                                 3/31/98)       21.30% 16.30%

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       INVESTOR A         INVESTOR B          INVESTOR C
Inception Date                           12/31/97        12/31/97            12/31/97              12/31/97
                                                                         NAV         CDSC*
--------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       NA              NA              NA          NA         NA
--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                          21.30%          21.40%          21.30%      16.30%     21.30%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Emerging Growth
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. BILLEADEAU SHARES HIS VIEWS ON NATIONS EMERGING GROWTH FUND'S PERFORMANCE FOR THE 12 MONTH PERIOD ENDED MARCH 31, 1998 AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Scott Billeadeau, CFA, is             Nations Emerging Growth Fund typically invests in
Senior Portfolio Manager of           high-quality growth companies with average market
Nations Emerging Growth Fund          capitalizations of $2 billion. The earnings growth rates of
and a Director of Equity              these companies have averaged over 30% per year for the
Management for TradeStreet            previous three years. Operating margins and return on equity
Investment Associates, Inc.,          are much higher than the average mid-capitalization-size
investment sub-adviser to the         company, often reflecting value-added product lines that
Fund.                                 serve niche markets with significant barriers to entry. As a
INVESTMENT OBJECTIVE                  result of this discipline, most companies selected for the
The Fund seeks capital                portfolio have revenues between $50 million and $1.5
appreciation by investing in          billion.
emerging growth companies that
are believed to have superior         HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
long-term earnings growth             PREVAILED OVER THE LAST 12 MONTHS?
prospects.                            Considering the volatility that characterized
PERFORMANCE REVIEW                    mid-capitalization funds generally during the last 12
For the 12-month period ended         months, Nations Emerging Growth Fund performed relatively
March 31, 1998, Nations               well. The Fund experienced positive results from May to
Emerging Growth Fund Primary A        mid-September 1997, but its performance was impacted by a
Shares provided a total return        very weak fourth calendar quarter. With a total return of
of 45.09%.                            45.09%, the Fund (Primary A Shares) outperformed its peer
                                      group, the Lipper MidCap Funds Universe, which returned
                                      43.06%.**
                                      At the end of March 1997, mid-capitalization stock prices
                                      came close to their all-time low relative valuations, mostly due to concerns about the U.S. economy. Eventually, Nations
                                      Emerging Growth Fund benefited from these valuations as
                                      concerns subsided. Thanks to moderate interest rates, the
                                      economy became fairly robust. Emerging growth stocks
                                      experienced positive earnings through the remaining part of the first quarter and through the second quarter.
                                      Due to the Asian financial crisis, the fourth quarter of
                                      1997 was rather lackluster for the Fund and for stocks in
                                      general. Investors became cautious, shying away from growth stocks. Investors' attitudes had an even more dramatic
                                      effect in the mid-capitalization market.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper
                                      MidCap Funds Universe invest primarily in companies with
                                      market capitalizations less than $5 billion at time of
                                      purchase.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND
                                      LIMITED FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS
                                      ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES
                                      WILL BE MORE VOLATILE.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Emerging Growth
Fund Portfolio Manager Commentary continued...

                                      WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
                                      FUND?***
                                      Sectors that were quite favorable for Nations Emerging
                                      Growth Fund were financial services, consumer cyclicals and technology.
                                      Financial services performed well due to low interest rates, merger activity and a very favorable credit environment.
                                      Certain money managers, like Franklin Resources and State
                                      Street Boston Corporation, benefited from the influx of
                                      money into the bull market.
SECTORS THAT WERE QUITE               Economic confidence helped the consumer cyclicals sector.
FAVORABLE FOR NATIONS EMERGING        Like many other mid-capitalization stocks, those from this
GROWTH FUND WERE FINANCIAL            sector did well during the first two quarters. They also
SERVICES, CONSUMER CYCLICALS          received a lift during the Asian financial crisis, since
AND TECHNOLOGY.                       investors were searching for stocks with little or no Asian exposure.
                                      Because the Fund buys stocks of companies that serve niche markets with barriers to entry into their businesses,
                                      technology holdings did well, even in a volatile year for
                                      that sector. We focused on software companies and were
                                      rewarded for this strategy. The performance of Compuware
                                      Corporation and America Online, Inc. contributed greatly to the Fund's growth.
                                      Another sector that did well was transportation,
                                      particularly small airlines. This sector benefited not only from the strong economy, but also from fuel costs being cut by approximately 40%.
                                      WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                      FUND?
                                      The energy sector suffered due to falling fuel costs. In
                                      particular, oil services companies like Neighbor Industries suffered.
                                      Two other stocks that were disappointments came from the
                                      technology sector. Atmel Corporation and Remedy Corporation did not execute according to their business plans, which
                                      resulted in unfavorable market reaction to their stocks.
                                      However, we still like these companies and actually
                                      increased the Fund's positions in them because we believe
                                      they are fundamentally sound.

                                      WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                      COMING YEAR AND HOW ARE YOU POSITIONING THE FUND
                                      ACCORDINGLY?
                                      We believe the market is beginning to favor growth stocks, particularly those of medium- and small-sized companies. In fact, during the first calendar quarter of 1998, mid- and
                                      small-capitalization stocks have comprised the largest
                                      percentage of companies reporting earnings that were better than expected.
                                      ***Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.

Nations
Emerging Growth
Fund Portfolio Manager Commentary continued...

                                      Also, although the economy is strong, we believe it will
                                      begin to slow. That should favor growth companies, and we
                                      expect to see growth stocks outperform value stocks.
WE'LL IDENTIFY AND PURCHASE           To capitalize, we'll identify and purchase stocks of
STOCKS OF COMPANIES THAT WE           companies that we believe have visible and sustainable
FEEL HAVE VISIBLE AND                 earnings growth. We're seeing that already in some
SUSTAINABLE EARNINGS GROWTH.          technology stocks and health care stocks, which are
                                      beginning to benefit the portfolio. We believe the market is confident these companies are going to experience earnings growth.
                                      In total, we believe that the market shift toward growth
                                      stocks and our anticipated return on investment should
                                      reward shareholders in the long run.

  PORTFOLIO BREAKDOWN (AS OF 3/31/98)

         [PIE CHART]

 4.3%  Oil Services
 4.5%  Electric Components
 5.4%  Apparel and Textiles
 5.9%  Financial Services
 6.1%  Computer Software
 6.4%  Medical Products and Supplies
 7.8%  Medical Services
59.6%  Other

                                                                                 TOP TEN HOLDINGS (AS OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  Tommy Hilfiger Corporation      1.8%
                                                                                 -----------------------------------------
                                                                                   2  Southdown Inc.                  1.7%
                                                                                 -----------------------------------------
                                                                                   3  Compuware Corporation           1.7%
                                                                                 -----------------------------------------
                                                                                   4  Biogen Inc.                     1.6%
                                                                                 -----------------------------------------
                                                                                   5  Coca Cola Enterprises Inc.      1.6%
                                                                                 -----------------------------------------
                                                                                   6  BJ Services Inc.                1.6%
                                                                                 -----------------------------------------
                                                                                   7  Superior Industries
                                                                                      International Inc.              1.6%
                                                                                 -----------------------------------------
                                                                                   8  Comair Holdings Inc.            1.6%
                                                                                 -----------------------------------------
                                                                                   9  Linear Technology Corporation   1.5%
                                                                                 -----------------------------------------
                                                                                  10  Belo (A.H.) Corporation,
                                                                                      Class A                         1.5%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS AND OUTLOOK
WERE CURRENT AS OF MARCH 31, 1998,
ARE SUBJECT TO CHANGE AND MAY NOT
BE REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Emerging Growth
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

          Measurement Period              S&P MidCap 400
        (Fiscal Year Covered)             Index $26,024        Lipper MidCap Funds Universe $23,925     Emerging Growth $24,047
Dec. 4 1992                                    10000                          10000                              10000
1992                                           10335                          10318                              10342
                                               10675                          10536                               9950
                                               10923                          10766                              10240
                                               11472                          11539                              11141
1993                                           11778                          11849                              11583
                                               11330                          11495                              10975
                                               10917                          10940                              10256
                                               11656                          11822                              11644
1994                                           11356                          11703                              11658
                                               12274                          12541                              12258
                                               13357                          13623                              13342
                                               14661                          15145                              14731
1995                                           14870                          15323                              15156
                                               15785                          16248                              16508
                                               16240                          17015                              17731
                                               16713                          17567                              18027
1996                                           17725                          17905                              17980
                                               17462                          16775                              16574
                                               20036                          19407                              19437
                                               23248                          22115                              22842
1997                                           23442                          21359                              21695
Mar. 31 1998                                   26024                          23925                              24047

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

                                                                                            Lipper MidCap
          Measurement Period                                           S&P MidCap 400            Funds
        (Fiscal Year Covered)            Emerging Growth $22,995        Index $26,024      Universe $22,303
June 7 1993                                       10000                    10000                 10000
                                                  10354                    10923                 10081
                                                  11235                    11472                 10837
1993                                              11641                    11778                 11117
                                                  11005                    11330                 10769
                                                  10257                    10917                 10239
                                                  11631                    11656                 11071
1994                                              11604                    11356                 10960
                                                  12179                    12274                 11738
                                                  13211                    13357                 12785
                                                  14553                    14661                 14205
1995                                              14953                    14870                 14337
                                                  16241                    15785                 15204
                                                  17387                    16240                 15932
                                                  17640                    16713                 16430
1996                                              17554                    17725                 16708
                                                  16148                    17462                 15633
                                                  18880                    20036                 18041
                                                  22135                    23248                 20604
1997                                              20962                    23442                 19904
Mar. 31 1998                                      22995                    26024                 22303

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (12/4/92 through 3/31/98)    17.92%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Emerging Growth Fund
                                                                from the date each class of shares was
                                                                first offered. Figures for the Standard
                                                                & Poor's MidCap 400 Index, an unmanaged
                                                                capitalization-weighted index of 400
                                                                mid-range sector common stocks, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper MidCap Funds
                                                                Universe invest primarily in companies
                                                                with market capitalizations less than
                                                                $5 billion at time of purchase. It is
                                                                not possible to invest in an index or
                                                                Lipper universe. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Primary B, Investor A and Investor C
                                                                Shares may vary based on the
                                                                differences in sales loads and fees
                                                                paid by the shareholders investing in
                                                                each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception     NAV      CDSC*
                                                                (6/7/93 through  3/31/98)19.10%  18.88%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                           PRIMARY A       PRIMARY B       INVESTOR A           INVESTOR B         INVESTOR C
Inception Date                           12/4/92         6/28/96         12/10/92                 6/7/93           12/18/92
                                                                                             NAV          CDSC*
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       45.09%          44.33%          44.86%          43.64%       38.64%       43.80%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
3 Years                                  25.18%          NA              24.93%          23.96%       23.30%       24.27%
5 Years                                  19.30%          NA              19.04%          NA           NA           18.31%
Since Inception                          17.92%          18.40%          18.00%          19.10%       18.88%       17.31%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

Nations
Small Company Growth
Fund Portfolio Manager Commentary*

                        IN THE FOLLOWING INTERVIEW, MR. BILLEADEAU SHARES HIS VIEWS ON NATIONS SMALL COMPANY GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 1998, AND HIS CURRENT OUTLOOK.


PORTFOLIO MANAGER                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Scott Billeadeau, CFA, is             Our approach to small-capitalization investing emphasizes a
Senior Portfolio Manager of           rigorous, disciplined and fundamental-based process that
Nations Small Company Growth          identifies successful companies at the early stages of their
Fund and a Director of Equity         economic life cycle, long before they are recognized by the
Management for TradeStreet            greater investing public.
Investment Associates, Inc.,
investment sub-adviser to the         HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
Fund.                                 PREVAILED OVER THE LAST 12 MONTHS?
INVESTMENT OBJECTIVE                  It was a volatile period for small-company stocks. Due to
The Fund seeks long-term              underperformance in April 1997, small-capitalization stocks
capital growth by investing           appeared "cheap" relative to larger-company stocks. Relative
primarily in equity securities.       valuations were close to an all-time low June through
PERFORMANCE REVIEW                    September 1997, making small-capitalization stocks
For the 12-month period ended         attractive. So overall, May through September proved to be
March 31, 1998, Nations Small         strong months. Then the Asian financial crisis sent
Company Growth Fund Primary A         investors toward the purchase of large-capitalization
Shares provided a total return        blue-chip stocks rather than small-capitalization stocks
of 49.41%.**                          during the third fiscal quarter. With a total return of
                                      49.41%, the Fund (Primary A Shares) outperformed its peer
                                      group, the Lipper SmallCap Funds Universe which returned
                                      43.53%.***
                                      WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE FOR THE
                                      FUND?+
                                      Sectors that were favorable for Nations Small Company Growth
                                      Fund were financial services, technology and consumer
                                      cyclicals.
                                      Small capitalization stocks from the financial sector did
                                      well due to low interest rates, a strong economy and
                                      consolidation in that industry. During the fiscal year,
                                      several banks in the portfolio were taken over by or merged into larger banks. That type of activity significantly added to the Fund's performance. The stocks of City National,
                                      SouthWest Securities, OnBanc and US Bancorp performed
                                      particularly well.
                                      *The outlook for this Fund may differ from that presented
                                      for other Nations Funds mutual funds.
                                      **The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of
                                      increasing total return.
                                      ***Lipper Analytical Services, Inc. is an independent mutual fund monitor. Funds included in the Lipper SmallCap Funds
                                      Universe invest primarily in companies with market
                                      capitalizations less than $1 billion at time of purchase.
                                      +Portfolio holdings were current as of March 31, 1998, are subject to change and may not be representative of current holdings.
                                      Source for all statistical data -- TradeStreet Investment
                                      Associates, Inc.
                                      BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND
                                      LIMITED FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS
                                      ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES
                                      WILL BE MORE VOLATILE.
                                      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Small Company Growth
Fund Portfolio Manager Commentary continued...

                                      The consumer cyclicals sector benefited in the third fiscal quarter because those small company stocks are domestic in nature and, thus, were not impacted by the Asian financial crisis. Add to that a good domestic economy, and it's
                                      obvious why those securities benefited. In particular, the stocks of retailers Ethan Allen Retailers and Pacific
                                      Sunwear performed well.
                                      Adding to the positive annual return was the Fund's
                                      underweighting in several underperforming sectors. For
                                      example, the health care sector has underperformed in the
                                      small-capitalization universe, especially when compared to large-capitalization health care stocks which profited from mergers and consolidation. In addition, smaller health care companies tend to be one-product companies which carry much more risk than well-diversified larger companies. (The same is true for technology.) Due to these factors, we have
                                      significantly underweighted the Fund in health care against the benchmark.
                                      Normally, small-capitalization growth funds own more health care stocks than the Fund does, but because of the inherent risk, we were particularly selective. That philosophy
                                      benefitted the Fund because it was underweighted in a sector that underperformed.
SMALL CAPITALIZATION STOCKS           WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
FROM THE FINANCIAL SECTOR DID         FUND?
WELL DUE TO LOW INTEREST RATES,       Small-capitalization technology stocks, in general, showed
A STRONG ECONOMY AND                  poor returns, especially those with Asian exposure. These
CONSOLIDATION IN THAT INDUSTRY.       companies may not have direct exposure to the Asian markets, but because they supply companies that do, they were
                                      affected by the Asian financial crisis.
                                      We've had to identify the technology companies that do have this indirect exposure and evaluate the Fund's positions in them. Many have stayed the course and are now beginning to rebound. However, we are selling those that have significant
                                      Asian exposure. Basically, it comes down to whether we
                                      consider the underperformance as a short-term disruption to the company or as having a lasting fundamental effect on the stock.
                                      Other stocks that didn't meet expectations included Delta
                                      Woodside Industries and Proxim, Inc.
THE MARKET IS BEGINNING TO            WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE AND
FAVOR GROWTH STOCKS,                  WHAT DO YOU ANTICIPATE IN THE COMING YEAR?
PARTICULARLY THOSE OF MEDIUM-         The first and second fiscal quarters of 1997 were favorable
AND SMALL-SIZED COMPANIES.            to small-capitalization investors. The third fiscal quarter was lackluster as a result of the Asian financial crisis,
                                      which caused liquidity to dry up in the small-
                                      capitalization universe as investors moved toward
                                      larger-capitalization stocks. Consequently,
                                      large-capitalization stocks have grown to an all-time high in terms of the number of investors choosing them over
                                      small-capitalization stocks.

Nations
Small Company Growth
Fund Portfolio Manager Commentary continued...

                                      However, the market is beginning to favor growth stocks,
                                      particularly those of medium- and small-sized companies. In fact, during the first calendar quarter of 1998, mid- and
                                      small-capitalization stocks have comprised the largest
                                      percentage of companies reporting better-than-expected
                                      earnings. Also, although the economy is strong, we believe it will begin to slow. That should favor the growth
                                      universe, and we believe growth stocks will outperform value stocks.
                                      To capitalize, we'll identify and purchase stocks of
                                      companies that we believe have visible and sustainable
                                      earnings growth. In total, we believe that the market shift toward growth stocks and the Fund's anticipated return on
                                      investment should reward shareholders in the long run.

  PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/98)

           [PIE CHART]

 4.0%  Apparel and Textiles
 4.3%  Medical Products and Supplies
 4.4%  Retail -- Specialty
 4.5%  Computer Software
 5.2%  Electronics
 5.8%  Professional Services
 7.6%  Telecommunications
64.2%  Other

                                                                                 TOP TEN HOLDINGS (AS A % OF NET ASSETS AS
                                                                                 OF 3/31/98)
                                                                                 -----------------------------------------
                                                                                   1  REMEC, Inc.                     2.0%
                                                                                 -----------------------------------------
                                                                                   2  Core Laboratories N.V.          1.9%
                                                                                 -----------------------------------------
                                                                                   3  Cybex Computer Products
                                                                                      Corporation                     1.8%
                                                                                 -----------------------------------------
                                                                                   4  SCB Computer Technology, Inc.   1.7%
                                                                                 -----------------------------------------
                                                                                   5  Stanford Telecommunications,
                                                                                      Inc.                            1.6%
                                                                                 -----------------------------------------
                                                                                   6  Henry Schein, Inc.              1.6%
                                                                                 -----------------------------------------
                                                                                   7  Quicksilver                     1.6%
                                                                                 -----------------------------------------
                                                                                   8  Orthodontic Centers of
                                                                                      America                         1.5%
                                                                                 -----------------------------------------
                                                                                   9  Lason Holdings Inc.             1.4%
                                                                                 -----------------------------------------
                                                                                  10  Rogue Wave Software             1.4%
                                                                                 -----------------------------------------
                                                                                 THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                                 ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                                 SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1998, ARE SUBJECT
TO CHANGE AND MAY NOT BE REPRESENTATIVE
OF CURRENT HOLDINGS.

Nations
Small Company Growth
Fund  Performance
   GROWTH OF $10,000 INVESTMENT

Primary A Shares (as of 3/31/98)
Assumes the reinvestment of all distributions.

       Measurement Period                                               Russell
     (Fiscal Year Covered)         Small Company Growth $16,832    2000 Index $16,103     Lipper SmallCap Funds Universe $16,214
Dec. 12 1995                                  10000                       10000                           10000
1995                                           9875                       10264                           10169
                                              10470                       10788                           10802
                                              11159                       11327                           11611
                                              11283                       11366                           11836
1996                                          11909                       11957                           12148
                                              11266                       11339                           11352
                                              13512                       13177                           13257
                                              15584                       15138                           15419
1997                                          14272                       14631                           14633
Mar. 31 1998                                  16832                       16103                           16214

Investor B Shares (as of 3/31/98)*
Assumes the reinvestment of all distributions.

          Measurement Period             Small Company Growth         Russell
        (Fiscal Year Covered)                 $16,459           2000 Index $16,103     Lipper SmallCap Funds Universe $16,214
Dec. 12 1995                                    10000                  10000                           10000
1995                                             9881                  10264                           10169
                                                10439                  10788                           10802
                                                11096                  11327                           11611
                                                11199                  11366                           11836
1996                                            11795                  11957                           12148
                                                11122                  11339                           11352
                                                13304                  13177                           13257
                                                15315                  15138                           15419
1997                                            13978                  14631                           14633
Mar. 31 1998                                    16459                  16103                           16214

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Primary A Shares
                                                                Since Inception
                                                                (12/12/95 through 3/31/98)  25.39%
                                                                The charts to the left show the growth
                                                                in value of a hypothetical $10,000
                                                                investment in Primary A and Investor B
                                                                Shares of Nations Small Company Growth
                                                                Fund from the date each class of shares
                                                                was first offered. Figures for the
                                                                Russell 2000 Index, an unmanaged
                                                                capitalization-weighted index that
                                                                includes 2,000 of the smallest stocks,
                                                                representing approximately 11% of the
                                                                U.S. equity market, include
                                                                reinvestment of dividends. Funds
                                                                included in the Lipper SmallCap Funds
                                                                Universe invest primarily in companies
                                                                with market capitalization less than $1
                                                                billion at the time of purchase. It is
                                                                not possible to invest in an index or
                                                                Lipper universe. The performance shown
                                                                reflects the performance of Primary A
                                                                and Investor B Shares. The performance
                                                                of Investor A and Investor C Shares may
                                                                vary based on the differences in sales
                                                                loads and fees paid by the shareholders
                                                                investing in each class.
                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                Investor B Shares
                                                                Since
                                                                Inception     NAV      CDSC*
                                                                (12/12/95 through
                                                                3/31/98)       24.18%  23.19%
                                                                [CHART LEGEND]

  TOTAL RETURN (AS OF 3/31/98)

                                            PRIMARY A         INVESTOR A             INVESTOR B            INVESTOR C
Inception Date                           12/12/95          12/12/95                   12/12/95             9/22/97
                                                                                 NAV          CDSC*
------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       49.41%            49.15%                47.99%       42.99%       NA
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Since Inception                          25.39%            24.94%                24.18%       23.19%       8.75%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown reflects the performance of the Pilot Small Capitalization Equity Fund, which was reorganized into Nations Small Company Growth Fund on May 23, 1997.

The performance shown includes the effect of fee waivers by the investment adviser, which has the effect of increasing total return.

*Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Figures at net asset value (NAV) do not reflect any sales charges.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- 65.9%
             AEROSPACE AND DEFENSE -- 1.8%
13,650....   Litton Industries, Inc.+.............    $    787,434
     4,925   Lockheed Martin Corporation..........         554,062
    13,725   Raytheon Company Class B.............         801,197
                                                      ------------
                                                         2,142,693
                                                      ------------
             APPAREL AND TEXTILES -- 1.5%
    14,600   Liz Clairborne Inc. .................         728,175
    32,850   Reebok International Ltd.+...........       1,001,925
                                                      ------------
                                                         1,730,100
                                                      ------------
             AUTOMOBILE PARTS MANUFACTURERS -- 1.0%
    51,050   Cooper Tire & Rubber Company.........       1,212,438
                                                      ------------
             BANKS -- 3.9%
     9,500   BankAmerica Corporation..............         784,937
    11,450   Bankers Trust New York Corporation...       1,377,577
    10,400   Chase Manhattan Corporation..........       1,402,700
    27,600   One Valley Bancorp...................       1,043,625
                                                      ------------
                                                         4,608,839
                                                      ------------
             BEVERAGES -- 0.9%
    16,000   Anheuser-Bush Companies, Inc. .......         741,000
     8,550   PepsiCo Inc. ........................         364,977
                                                      ------------
                                                         1,105,977
                                                      ------------
             BUILDING PRODUCTS -- AIR & HEATING -- 1.6%
    12,825   Armstrong World International........       1,110,164
    23,650   Owens Corning........................         849,922
                                                      ------------
                                                         1,960,086
                                                      ------------
             CHEMICALS & ALLIED PRODUCTS -- 0.8%
    26,185   Lubrizol Corporation.................       1,008,122
                                                      ------------
             CHEMICALS -- BASIC -- 1.6%
    10,425   Dow Chemical Company.................       1,013,831
    12,500   PPG Industries, Inc. ................         849,219
                                                      ------------
                                                         1,863,050
                                                      ------------
             CHEMICALS -- SPECIALTY -- 1.6%
    14,000   BetzDearborn, Inc. ..................         790,125
    24,375   Ferro Corporation....................         716,016
     7,575   Union Carbide Corporation............         379,697
                                                      ------------
                                                         1,885,838
                                                      ------------
             COMPUTER INDUSTRY -- 0.9%
    33,295   Flowserve Corporation................       1,086,249
                                                      ------------
             COMPUTER SERVICES -- 2.8%
    48,550   Compaq Computer Corporation..........       1,256,231
    17,900   Hewlett-Packard Company..............       1,134,412
     9,200   International Business Machines
              Corporation.........................         955,650
                                                      ------------
                                                         3,346,293
                                                      ------------


  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             COSMETICS AND TOILETRY -- 1.5%
    38,025   Alberto-Culver Company...............    $  1,157,386
    12,200   Kimberly-Clark Corporation...........         611,525
                                                      ------------
                                                         1,768,911
                                                      ------------
             DIVERSIFIED -- 1.3%
    11,050   Raychem Corporation..................         459,266
    20,500   Varian Associates Inc. ..............       1,135,187
                                                      ------------
                                                         1,594,453
                                                      ------------
             DURABLE GOODS -- WHOLESALE -- 0.9%
    19,045   Avnet, Inc. .........................       1,096,278
                                                      ------------
             ELECTRIC POWER -- 1.4%
    27,800   Dominion Resources Inc. .............       1,167,600
    16,900   Entergy Corporation..................         502,775
                                                      ------------
                                                         1,670,375
                                                      ------------
             ELECTRIC SERVICES -- 0.8%
    38,075   PP & L Resources, Inc. ..............         899,522
                                                      ------------
             ELECTRONICS -- 2.5%
    26,850   AMP Inc. ............................       1,176,366
    22,400   Arrow Electronics, Inc.+.............         606,200
    18,800   Motorola, Inc. ......................       1,139,750
                                                      ------------
                                                         2,922,316
                                                      ------------
             FINANCIAL SERVICES -- 1.5%
    10,775   Allstate Corporation.................         990,627
    20,250   Southtrust Corporation...............         847,969
                                                      ------------
                                                         1,838,596
                                                      ------------
             FOOD PRODUCERS -- 1.1%
    18,750   Nabisco Holdings Corporation, Class
              A...................................         881,250
     8,250   Quaker Oats Company..................         472,313
                                                      ------------
                                                         1,353,563
                                                      ------------
             FURNITURE AND APPLIANCES -- 0.6%
    26,675   Rubbermaid, Inc. ....................         760,238
                                                      ------------
             GAS -- DISTRIBUTION -- 0.8%
    26,800   Peoples Energy Corporation...........         974,850
                                                      ------------
             INSURANCE -- 1.9%
    16,675   SAFECO Corporation...................         911,393
    11,925   Hartford Financial Services Group
              Inc. ...............................       1,293,863
                                                      ------------
                                                         2,205,256
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             MACHINERY AND EQUIPMENT -- 3.3%
    34,500   AGCO Corporation.....................    $  1,024,219
    16,900   General Signal Corporation...........         790,075
    35,150   Harnischfeger Industries Inc. .......       1,201,691
    18,200   Nordson Corporation..................         907,725
                                                      ------------
                                                         3,923,710
                                                      ------------
             MEDICAL PRODUCTS AND SUPPLIES -- 2.5%
     7,625   Abbott Laboratories..................         574,258
    20,375   Bard (C.R.) Inc. ....................         748,781
    15,125   Johnson & Johnson....................       1,108,852
    15,050   United States Surgical Corporation...         496,650
                                                      ------------
                                                         2,928,541
                                                      ------------
             MEDICAL SERVICES -- 0.3%
    16,850   Humana Inc.+.........................         418,091
                                                      ------------
             MISCELLANEOUS MANUFACTURER -- 2.7%
    26,100   Briggs & Stratton Corporation........       1,195,706
    23,800   Dexter Corporation...................         984,725
    21,125   Olin Corporation.....................         991,555
                                                      ------------
                                                         3,171,986
                                                      ------------
             OIL -- DOMESTIC -- 3.3%
     5,700   Amoco Corporation....................         492,338
    13,675   Equitable Resources..................         454,694
    15,100   Repsol S.A., ADR.....................         768,213
    27,975   Ultramar Diamond Shamrock
              Corporation.........................         986,119
    31,000   Unocal Corporation...................       1,199,313
                                                      ------------
                                                         3,900,677
                                                      ------------
             OIL -- INTERNATIONAL -- 2.9%
    14,950   Mobil Corporation....................       1,145,544
    44,425   Occidental Petroleum Corporation.....       1,302,208
    30,100   YFP S.A. Sponsored ADR...............       1,023,400
                                                      ------------
                                                         3,471,152
                                                      ------------
             OIL -- REFINING & MARKETING -- 7.8%
    21,300   Apache Corporation...................         782,775
    14,600   Atlantic Richfield Company...........       1,147,925
    29,475   Baker Hughes Inc. ...................       1,186,369
     8,100   Coastal Corporation..................         527,512
    22,750   Murphy Oil Corporation...............       1,140,344
    21,250   Phillips Petroleum Company...........       1,061,172
    57,650   Union Texas Petroleum Holdings Inc...       1,275,506
    32,600   Valero Energy Corporation............       1,088,025
    45,100   Union Pacific Resources Group........       1,076,763
                                                      ------------
                                                         9,286,391
                                                      ------------
             PAPER & RELATED PRODUCTS -- 1.1%
    16,775   Louisiana-Pacific Corporation........         390,019
    29,350   Westvaco Corporation.................         902,512
                                                      ------------
                                                         1,292,531
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             RESTAURANTS -- 0.9%
    50,210   Wendy's International................    $  1,120,311
                                                      ------------
             RETAIL -- GENERAL -- 1.2%
    39,475   Dillards Inc., Class A...............       1,458,108
                                                      ------------
             RETAIL -- SPECIALTY -- 1.0%
    18,300   Nordstrom Inc. ......................       1,167,769
                                                      ------------
             STEEL -- 0.7%
    14,725   Nucor Corporation....................         801,592
                                                      ------------
             TELECOMMUNICATIONS -- 3.0%
    29,700   ALLTEL Corporation...................       1,297,519
    61,700   DSC Communications Corporation.......       1,122,169
    56,250   Scientific-Atlanta Inc. .............       1,100,391
                                                      ------------
                                                         3,520,079
                                                      ------------
             TRANSPORTATION -- RAILROADS -- 1.0%
    10,900   Burlington Northern Santa Fe Inc. ...       1,133,600
                                                      ------------
             UTILITIES -- TELEPHONE -- 1.5%
    15,150   GTE Corporation......................         907,106
    38,400   Telefonica de Peru S.A., ADR.........         828,000
                                                      ------------
                                                         1,735,106
                                                      ------------
             TOTAL COMMON STOCKS
             (Cost $72,438,775)...................      78,363,687
                                                      ============

PRINCIPAL
  AMOUNT
---------
ASSET-BACKED SECURITIES -- 5.3%
$  990,000   Chase Manhattan Credit Card Master
              Trust, Series 1996-4, Class A,
              6.730% 02/15/03.....................       1,000,207
 1,550,000   CS First Boston Mortgage Securities
              Corporation, Series 1996-2, Class
              A4, 6.620% 09/25/09.................       1,548,789
   928,585   EQCC Home Equity Loan Trust: Series
              1996-2, Class A2, 6.700% 09/15/08...         933,662
   500,000   IMC Home Equity Loan Trust, 6.540%
              11/20/12............................         500,935
 1,250,000   Premier Auto Trust, 6.530% 12/06/03..       1,265,430
   250,000   Premier Auto Trust, 5.920% 10/16/04..         248,592
   440,000   Spiegel Master Trust, 8.150%
              06/15/04............................         455,813
   325,000   Standard Credit Card Master,
              6.650% 10/07/07.....................         328,351
                                                      ------------
             TOTAL ASSET-BACKED
              SECURITIES
             (Cost $6,241,049)....................       6,281,779
                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 10.2%
             AEROSPACE -- 0.2%
$  250,000   Raytheon Company, 6.750% 08/15/07....    $    254,378
                                                      ------------
             AUTOMOTIVE -- 0.9%
   500,000   Ford Motor Credit Company, MTN,
              7.400% 08/01/26.....................         529,570
   500,000   Toyota 1997-A2, 6.350% 04/26/04......         503,125
                                                      ------------
                                                         1,032,695
                                                      ------------
             BANKING AND FINANCE -- 4.7%
   250,000   AVCO Financial Services, 5.750%
              01/23/01............................         239,052
             ERAC USA Finance Company,
   250,000   6.950% 03/01/04**....................         254,102
   500,000   6.625% 02/15/05**....................         497,405
   250,000   First Union Corporation, 8.040%
              12/01/26............................         264,632
   500,000   GMAC, 8.750% 07/15/05................         568,465
   500,000   Goldman Sachs Group, 6.625%
              12/01/04**..........................         500,235
   250,000   INTL Re Recon & Development, 5.620%
              03/17/03............................         248,150
   500,000   Lehman Brothers Holdings, MTN, 7.250%
              04/15/03............................         516,455
   750,000   Popular North America Inc., 6.625%
              10/27/02............................         760,763
   750,000   Salomon, Inc., 6.625% 11/30/00.......         757,830
   500,000   Spintab AB, 7.500% 08/14/49**........         514,290
   250,000   Union Planters Corporation,
              Sub. Notes, 8.200% 12/15/26.........         261,655
   250,000   Zurich Capital Trust, 8.376%
              06/01/37**..........................         271,112
                                                      ------------
                                                         5,654,146
                                                      ------------
             INDUSTRIAL -- 1.5%
   500,000   Auburn Hills Trust Certificates,
              Deb., 12.000% 05/01/20..............         796,505
   250,000   IBM Corporation, 6.500% 01/15/28.....         244,790
   250,000   Wells Fargo, 7.960% 12/15/26.........         264,610
   500,000   Xerox Capital Trust I, 8.000%
              02/01/27............................         523,800
                                                      ------------
                                                         1,829,705
                                                      ------------
             INSURANCE -- 0.5%
   250,000   American Re Corporation, 7.450%
              12/15/26............................         269,370
   325,000   Conseco Finance Trust II, 8.700%
              11/15/26............................         361,416
                                                      ------------
                                                           630,786
                                                      ------------
             REGIONAL AGENCIES -- 0.5%
$  500,000   Province of Quebec, 7.000% 01/30/07..         520,475
                                                      ------------

PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             TELECOMMUNICATIONS -- 0.6%
   250,000   GTE Corporation, 6.600% 09/22/05.....    $    250,245
   500,000   Tele-Communications, 7.375%
              01/15/00............................         509,250
                                                      ------------
                                                           759,495
                                                      ------------
             TRANSPORTATION -- 0.2%
   250,000   Norfolk Southern Corporation, 7.350%
              05/15/07............................         266,080
                                                      ------------
             WASTE DISPOSAL -- 0.2%
   250,000   U.S.A. Waste Services Inc., 7.125%
              10/01/07............................         257,975
                                                      ------------
             OTHER -- 0.9%
   500,000   Dominion Capital Trust I, 7.830%
              12/01/27**..........................         510,980
   500,000   FCB/NB Capital Trust I, 8.050%
              03/01/28**..........................         504,490
                                                      ------------
                                                         1,015,470
                                                      ------------
             TOTAL CORPORATE BONDS
              AND NOTES
              (Cost $12,683,389)..................      12,221,205
                                                      ============
MORTGAGE-BACKED SECURITIES -- 5.6%
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 3.6%
             GOLD,
 1,997,573    6.500% 08/01/10.....................       2,010,717
 2,188,719    8.000% 09/01/25.....................       2,266,331
                                                      ------------
                                                         4,277,048
                                                      ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.0%
 2,329,501   7.500% 10/15/27......................       2,388,461
                                                      ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $6,568,273)....................       6,665,509
                                                      ============
U.S. TREASURY SECURITIES -- 10.2%
             U.S. TREASURY BOND -- 3.4%
 1,300,000   6.250% 08/15/23......................       1,340,014
 2,500,000   7.500% 05/15/02......................       2,666,400
                                                      ------------
                                                         4,006,414
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------
U.S. TREASURY SECURITIES -- (CONTINUED)
             U.S. TREASURY NOTES -- 6.8%
$2,050,000   6.000% 08/15/99......................    $  2,060,577
 1,500,000   7.500% 10/31/99......................       1,542,180
 3,150,000   7.875% 08/15/01......................       3,361,145
   900,000   5.625% 12/31/02......................         898,452
   200,000   6.125% 08/15/07......................         205,687
                                                      ------------
                                                         8,068,041
                                                      ------------
             TOTAL U.S. TREASURY SECURITIES
             (Cost $12,090,996)...................      12,074,455
                                                      ============

  SHARES                                                 VALUE
------------------------------------------------------------------
INVESTMENT COMPANY -- 2.4% (Cost $2,878,000)
 2,878,000   Nations Cash Reserves(a).............    $  2,878,000
                                                      ============
TOTAL INVESTMENTS
 (Cost $112,900,482*).....................   99.6%     118,484,635
OTHER ASSETS AND
 LIABILITIES (NET)........................    0.4          451,972
                                            -----     ------------
NET ASSETS................................  100.0%    $118,936,607
                                            =====     ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $5,736,379 and gross depreciation of $608,508 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $113,356,764.

** Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended ("the 1933 Act"). These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- 90.2%
             AEROSPACE AND DEFENSE -- 5.0%
   150,200   Allied Signal Inc. ................    $    6,308,400
   101,100   Lockhead Martin Corporation........        11,373,750
   315,000   Raytheon Company...................        18,388,125
   211,700   TRW Inc. ..........................        11,669,963
    99,300   United Technologies Corporation....         9,166,631
                                                    --------------
                                                        56,906,869
                                                    --------------
             AUTOMOBILE PARTS MANUFACTURERS -- 3.2%
   652,400   Cooper Tire & Rubber Company.......        15,494,500
    15,600   Eaton Corporation..................         1,484,925
   510,150   Genuine Parts Company..............        19,449,469
                                                    --------------
                                                        36,428,894
                                                    --------------
             BANKS -- 3.8%
    88,000   Banc One Corporation...............         5,566,000
    76,500   Chase Manhattan Corporation........        10,317,937
   175,400   Crestar Financial Corporation......        10,370,525
   164,100   Fleet Financial Group Inc. ........        13,958,756
    23,500   Morgan (J.P.) & Company Inc. ......         3,156,344
                                                    --------------
                                                        43,369,562
                                                    --------------
             BEVERAGES -- 1.4%
   362,500   PepsiCo Inc. ......................        15,474,219
                                                    --------------
             BUILDING PRODUCTS -- 1.6%
    88,000   Armstrong World Industries Inc. ...         7,617,500
   238,100   York International Corporation.....        10,714,500
                                                    --------------
                                                        18,332,000
                                                    --------------
             CHEMICALS -- BASIC -- 2.2%
   176,400   Imperial Chemical Industries Plc
              ADR...............................        12,678,750
   559,400   Wellman, Inc. .....................        12,097,025
                                                    --------------
                                                        24,775,775
                                                    --------------
             CHEMICALS -- SPECIALTY -- 4.6%
   147,740   Betzdearborn Inc. .................         8,338,076
   823,200   Engelhard Corporation..............        15,640,800
   124,900   Morton International Inc.,
              Industries........................         4,098,281
 1,204,375   RPM, Inc. .........................        21,452,930
    76,900   Sigma-Aldrich Corporation..........         2,864,525
                                                    --------------
                                                        52,394,612
                                                    --------------
             COMPUTER RELATED -- 0.8%
   138,700   Hewlett-Packard Company............         8,790,113
                                                    --------------
             COMPUTER SERVICES -- 1.2%
   228,500   Computer Associates International,
              Inc. .............................        13,195,875
                                                    --------------
             CONTAINERS -- 1.4%
   290,800   Crown Cork & Seal Inc. ............        15,557,800
                                                    --------------
             COSMETICS AND TOILETRY -- 1.0%
   237,800   Kimberly-Clark Corporation.........        11,919,725
                                                    --------------


  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             DATA PROCESSING/MANAGEMENT -- 0.8%
   296,400   First Data Corporation.............    $    9,633,000
                                                    --------------
             DIVERSIFIED -- 4.0%
   226,829   Cooper Industries Inc. ............        13,482,148
   251,300   Fluor Corporation..................        12,502,175
   214,100   National Service Industries........        12,591,756
   100,800   PPG Industries Inc. ...............         6,848,100
                                                    --------------
                                                        45,424,179
                                                    --------------
             ELECTRIC POWER -- 3.6%
    46,600   Baltimore Gas & Electric Company...         1,523,238
   257,600   CINergy Corporation................         9,531,200
   186,595   Duke Energy Corporation............        11,114,065
   350,260   PacifiCorp.........................         8,625,152
   331,300   SCANA Corporation..................        10,249,594
                                                    --------------
                                                        41,043,249
                                                    --------------
             ELECTRONICS -- 1.7%
   375,500   AMP Inc. ..........................        16,451,594
    38,700   Thomas & Betts Corporation.........         2,476,800
                                                    --------------
                                                        18,928,394
                                                    --------------
             FOOD PRODUCERS -- 2.6%
    89,300   Best Foods.........................        10,436,937
    54,700   Chiquita Brands International
              Inc. .............................           748,706
    74,600   General Mills Inc. ................         5,669,600
   380,600   McCormack & Company................        12,274,350
                                                    --------------
                                                        29,129,593
                                                    --------------
             FOOD RETAILERS -- 1.8%
   803,800   Food Lion, Inc., Class A...........         8,590,613
   342,400   Food Lion, Inc., Class B...........         3,755,700
   185,200   Supervalu Inc. ....................         8,634,950
                                                    --------------
                                                        20,981,263
                                                    --------------
             FUNERAL SERVICES -- 0.9%
   411,000   Loewen Group Inc. .................        10,377,750
                                                    --------------
             FURNITURE AND APPLIANCES -- 0.4%
   168,917   Rubbermaid, Inc. ..................         4,814,135
                                                    --------------
             GAS DISTRIBUTION -- 2.2%
    27,800   AGL Resources Inc. ................           597,700
   217,700   KeySpan Energy Corporation.........         7,905,231
   119,000   NICOR Inc. ........................         5,027,750
   144,700   PECO Energy Company................         3,201,487
   191,900   Questar Corporation................         7,975,844
                                                    --------------
                                                        24,708,012
                                                    --------------
             INSURANCE -- 3.6%
   149,000   Aetna Inc. ........................        12,432,187
    74,900   General Re Corporation.............        16,524,813

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             INSURANCE -- (CONTINUED)
    40,400   Lincoln National Corporation
              Ltd. .............................    $    3,428,950
   101,600   St. Paul Companies Inc. ...........         9,055,100
                                                    --------------
                                                        41,441,050
                                                    --------------
             MACHINERY AND EQUIPMENT -- 5.1%
   112,800   Case Corporation...................         7,684,500
   134,600   Dover Corporation..................         5,114,800
   505,900   Foster Wheeler Corporation.........        15,461,569
   275,444   General Signal Corporation.........        12,877,007
   172,000   Harnischfeger Industries...........         5,880,250
   507,900   Pall Corporation...................        10,919,850
                                                    --------------
                                                        57,937,976
                                                    --------------
             MEDICAL PRODUCTS AND SUPPLIES -- 4.2%
   144,000   Becton, Dickinson & Company........         9,801,000
   158,200   Johnson & Johnson Company..........        11,598,038
   409,700   Mallinckrodt Inc. .................        16,183,150
   314,200   United States Surgical
              Corporation.......................        10,368,600
                                                    --------------
                                                        47,950,788
                                                    --------------
             METALS AND MINING -- 0.5%
   327,400   Cyprus Amax Minerals Company.......         5,443,025
                                                    --------------
             METALS PROCESSORS -- 1.2%
   777,900   Worthington Industries, Inc. ......        14,099,438
                                                    --------------
             OIL -- DOMESTIC -- 3.5%
    78,424   Amoco Corporation..................         6,773,873
   160,618   Atlantic Richfield Company.........        12,628,590
   370,000   Occidental Petroleum Corporation...        10,845,625
   234,494   Sun Company, Inc. .................         9,584,942
                                                    --------------
                                                        39,833,030
                                                    --------------
             OIL -- INTERNATIONAL -- 1.6%
    43,000   Chevron Corporation................         3,453,438
   197,200   Mobil Corporation..................        15,110,450
                                                    --------------
                                                        18,563,888
                                                    --------------
             OIL SERVICES -- 2.8%
   152,000   Apache Corporation.................         5,586,000
   150,700   Baker Hughes Inc. .................         6,065,675
   310,200   Dresser Industries, Inc. ..........        14,908,988
    57,800   Murphy Oil Corporation.............         2,897,225
   106,200   Union Texas Petroleum Holdings
              Inc. .............................         2,349,675
                                                    --------------
                                                        31,807,563
                                                    --------------
             PAPER AND FOREST PRODUCTS -- 4.1%
   113,600   Potlatch Corporation...............         4,891,900
   360,420   Sonoco Products Company............        14,439,326
   211,300   Union Camp Corporation.............        12,625,175
   432,600   Unisource Worldwide Inc. ..........         5,353,425
   176,300   Westvaco Corporation...............         5,421,225
    72,000   Weyerhaeuser Company...............         4,068,000
                                                    --------------
                                                        46,799,051
                                                    --------------


  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             PIPELINES -- 1.3%
   351,400   Sonat, Inc. .......................    $   15,285,900
                                                    --------------
             PRINTING AND PUBLISHING -- 0.7%
   204,100   Donnelley (R.R.) & Sons Company....         8,380,856
                                                    --------------
             RESTAURANTS AND LODGING -- 2.0%
   188,300   McDonald's Corporation.............        11,298,000
   527,300   Wendy's International Inc. ........        11,765,381
                                                    --------------
                                                        23,063,381
                                                    --------------
             RETAIL -- GENERAL -- 2.8%
   273,900   Dillards Department Stores, Inc.,
              Class A...........................        10,117,181
   231,500   May Department Stores Company......        14,700,250
    87,200   Penney (J.C.) Company, Inc. .......         6,599,950
                                                    --------------
                                                        31,417,381
                                                    --------------
             RETAIL -- SPECIALTY -- 1.3%
   632,200   Heilig-Meyers Company..............         8,890,313
   235,000   Pep Boys-Manny Moe & Jack..........         5,449,063
                                                    --------------
                                                        14,339,376
                                                    --------------
             SERVICES -- 0.9%
   353,700   Ogden Corporation..................        10,168,875
                                                    --------------
             STEEL -- 1.3%
   276,700   Nucor Corporation..................        15,062,856
                                                    --------------
             TOYS -- 0.4%
   139,000   Hasbro Inc. .......................         4,908,436
                                                    --------------
             TRANSPORTATION -- AIRLINES -- 0.8%
   256,500   ASA Holdings, Inc. ................         9,442,406
                                                    --------------
             TRANSPORTATION -- RAILROADS -- 2.1%
    99,200   Burlington Northern Santa Fe.......        10,316,800
   228,100   CSX Corporation....................        13,571,950
                                                    --------------
                                                        23,888,750
                                                    --------------
             UTILITIES -- NATURAL GAS -- 3.0%
   277,400   Consolidated Natural Gas Company...        16,002,513
   534,800   Equitable Resources Inc. ..........        17,782,100
                                                    --------------
                                                        33,784,613
                                                    --------------
             UTILITIES -- TELEPHONE -- 2.8%
   635,700   Frontier Corporation...............        20,699,981
   194,869   GTE Corporation....................        11,667,781
                                                    --------------
                                                        32,367,762
                                                    --------------
             TOTAL COMMON STOCKS
              (Cost $815,187,682)...............     1,028,171,420
                                                    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                VALUE
------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 3.8%
             BANKS -- 1.7%
   679,900   National Australia Bank, Conv.,
              7.875%............................    $   19,717,100
                                                    --------------
             FOOD PRODUCERS -- 1.2%
   241,000   Chiquita Brands International Inc.,
              Series B, Conv., $3.750...........        13,496,000
                                                    --------------
             HEALTH CARE -- 0.4%
    50,590   AETNA Inc., Conv. Class C, 6.250%..         4,050,362
                                                    --------------
             METALS AND MINING -- 0.5%
   125,000   Cyprus AMAX Minerals Company,
              Series A, Conv. $4.000 ...........         6,062,500
                                                    --------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost $31,221,441).................        43,325,962
                                                    ==============

PRINCIPAL
  AMOUNT
 ---------
CONVERTIBLE BONDS AND NOTES -- 4.6%
             HEALTH CARE -- 0.6%
$8,000,000   Ivax Corporation, Conv. Note,
              6.500% 11/15/11...................         7,020,000
                                                    --------------
             INSURANCE -- 0.4%
 4,200,000   NAC Re Corporation, Conv. Sub.
              Note, 5.250% 12/15/02.............         4,599,000
                                                    --------------
             METALS AND MINING -- 1.5%
22,500,000   Barrick Gold Conv. Note (Trizac
              Hahn Corporation) 3.250%
              12/10/18..........................        17,718,750
                                                    --------------
             OIL -- 0.3%
 2,000,000   Pennzoil Company, Conv. Note 4.750%
              10/01/03..........................         2,850,000
                                                    --------------

PRINCIPAL
  AMOUNT                                                VALUE
------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- (CONTINUED)
             PHARMACEUTICALS -- 0.2%
$3,000,000   Dura Pharmaceuticals Inc., Conv.
              Notes 3.500% 07/15/02.............    $    2,591,250
                                                    --------------
             RESTAURANTS -- 0.5%
10,000,000   Boston Chicken Inc., Conv., Sub.
              Deb. 7.750% 05/01/04..............         5,462,500
                                                    --------------
             RETAIL -- SPECIALTY -- 1.1%
14,000,000   Saks Holdings, Conv. Note 5.500%
              09/15/06..........................        12,565,000
                                                    --------------
             TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $54,217,862)................        52,806,500
                                                    ==============

  SHARES
 ---------
INVESTMENT COMPANY -- 2.0% (Cost $22,336,156)
22,336,156   Nations Cash Reserves(a)...........        22,336,156
                                                    ==============
TOTAL INVESTMENTS
 (Cost $922,963,141*)...................  100.6%     1,146,640,038
OTHER ASSETS AND
 LIABILITIES (NET)......................   (0.6)        (7,727,506)
                                          -----     --------------
NET ASSETS..............................  100.0%    $1,138,912,532
                                          =====     ==============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $238,281,158 and gross depreciation of $14,959,049 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $923,317,929.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- 98.6%
             AEROSPACE AND DEFENSE -- 4.7%
   277,775   Lockheed Martin Corporation........    $   31,249,688
   736,734   Raytheon Company...................        43,006,847
   501,950   United Technologies Corporation....        46,336,259
                                                    --------------
                                                       120,592,794
                                                    --------------
             APPAREL AND TEXTILES -- 0.6%
   310,350   Liz Claiborne Inc. ................        15,478,706
                                                    --------------
             AUTOMOBILE AND TRUCK MANUFACTURERS -- 3.1%
 1,130,950   Chrysler Corporation...............        47,005,109
   818,050   ITT Industries Inc. ...............        31,137,028
                                                    --------------
                                                        78,142,137
                                                    --------------
             AUTOMOBILE PARTS MANUFACTURERS -- 2.9%
   382,150   B.F. Goodrich Company..............        19,513,534
 1,270,900   Cooper Tire & Rubber Company.......        30,183,875
   321,050   Echlin Inc. .......................        16,835,059
   119,050   Lear Corporation+..................         6,711,444
                                                    --------------
                                                        73,243,912
                                                    --------------
             BANKS -- 7.9%
   763,455   Banc One Corporation...............        48,288,529
   182,550   BankBoston Corporation.............        20,126,138
   325,800   Bank of New York Inc. .............        20,464,313
   354,002   Chase Manhattan Corporation........        47,746,020
   129,750   Citicorp...........................        18,424,500
   740,600   Mellon Bank Corporation............        47,028,100
                                                    --------------
                                                       202,077,600
                                                    --------------
             BEVERAGES -- 1.9%
 1,132,450   PepsiCo Inc. ......................        48,341,459
                                                    --------------
             CHEMICALS -- SPECIALTY -- 0.6%
   259,050   Cytec Industries Inc.+.............        14,263,941
                                                    --------------
             COAL, GAS AND PIPELINE -- 3.3%
   806,250   Coastal Corporation................        52,507,031
   415,900   Columbia Energy Group..............        32,336,225
                                                    --------------
                                                        84,843,256
                                                    --------------
             COMPUTER RELATED -- 4.4%
   519,150   Ceridian Corporation+..............        28,001,653
   797,900   Compaq Computer Corporation+.......        20,645,663
   319,750   International Business Machines
              Corporation.......................        33,214,031
   759,750   Sun Microsystems Inc.+.............        31,695,820
                                                    --------------
                                                       113,557,167
                                                    --------------
             CONSUMER PRODUCTS -- 0.6%
    24,300   Avon Products, Inc. ...............         1,895,400
   199,500   Unilever NV ADR....................        13,690,688
                                                    --------------
                                                        15,586,088
                                                    --------------

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             DIVERSIFIED -- 2.4%
 1,018,200   AlliedSignal Inc. .................    $   42,764,400
   446,500   Tenneco Inc. ......................        19,059,969
                                                    --------------
                                                        61,824,369
                                                    --------------
             DRUGS -- 4.8%
   525,450   Bristol-Myers Squibb Company.......        54,811,002
 1,057,098   Pharmerica Inc.+...................        15,724,333
   652,300   Schering-Plough Corporation........        53,284,756
                                                    --------------
                                                       123,820,091
                                                    --------------
             ELECTRIC POWER -- 4.1%
   606,100   Baltimore Gas & Electric Company...        19,811,894
   133,376   CINergy Corporation................         4,934,912
   206,350   Consolidated Edison................         9,646,863
   256,100   DPL Inc. ..........................         4,993,950
   217,950   Florida Progress Corporation.......         9,085,791
   126,000   GPU, Inc. .........................         5,575,500
 1,309,250   New York State Electric & Gas
              Company...........................        52,206,344
                                                    --------------
                                                       106,255,254
                                                    --------------
             ELECTRONICS -- 2.2%
   533,200   Harris Corporation.................        27,793,050
   481,800   Rockwell International
              Corporation.......................        27,643,275
                                                    --------------
                                                        55,436,325
                                                    --------------
             FINANCIAL SERVICES -- 3.7%
   695,500   Ahmanson H F & Company.............        53,901,250
 1,006,700   Paine Webber Group, Inc. ..........        40,393,838
                                                    --------------
                                                        94,295,088
                                                    --------------
             FOOD PRODUCERS -- 4.2%
   161,575   Dole Foods Inc. ...................         7,816,191
   317,825   Interstate Bakeries Corporation....        10,269,720
   595,900   Kroger Company+....................        27,523,131
   847,300   Nabisco Holdings Corporation, Class
              A.................................        39,823,100
   394,800   Quaker Oats Company................        22,602,300
                                                    --------------
                                                       108,034,442
                                                    --------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
   218,050   Premark International Inc. ........         7,222,906
                                                    --------------
             INSURANCE -- 6.3%
   163,500   CIGNA Corporation..................        33,517,500
   117,833   General Re Corporation.............        25,996,906
   415,025   Hartford Financial Services Group
              Inc. .............................        45,030,213
   682,400   Lincoln National Corporation
              Ltd. .............................        57,918,700
                                                    --------------
                                                       162,463,319
                                                    --------------
             MACHINERY AND EQUIPMENT -- 1.8%
   542,713   Cooper Industries Inc. ............        32,257,504
   443,200   Foster Wheeler Corporation.........        13,545,300
                                                    --------------
                                                        45,802,804
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             MEDICAL SERVICES -- 5.5%
 2,806,475   Beverly Enterprises+...............    $   37,361,198
 1,628,900   Tenet Healthcare Corporation+......        59,149,431
   661,625   Wellpoint Health Networks+.........        44,659,688
                                                    --------------
                                                       141,170,317
                                                    --------------
             METALS AND MINING -- 0.8%
   422,750   ASARCO Inc. .......................        11,282,141
   507,600   Cyprus Amax Minerals Company.......         8,438,850
                                                    --------------
                                                        19,720,991
                                                    --------------
             OFFICE EQUIPMENT -- 2.9%
   695,500   Xerox Corporation..................        74,027,280
                                                    --------------
             OIL -- INTERNATIONAL -- 6.2%
   537,300   British Petroleum Company Plc,
              ADR...............................        46,241,381
   120,833   Chevron Corporation................         9,704,400
   328,700   Exxon Corporation..................        22,228,338
   572,400   Mobil Corporation..................        43,860,150
   857,050   Noble Affiliates, Inc. ............        35,674,706
                                                    --------------
                                                       157,708,975
                                                    --------------
             OIL SERVICES -- 2.5%
   311,850   Diamond Offshore Drilling..........        14,150,194
   250,350   Smith International, Inc.+.........        13,784,897
 1,079,600   Valero Energy Corporation..........        36,031,650
                                                    --------------
                                                        63,966,741
                                                    --------------
             PRINTING AND PUBLISHING -- 1.9%
 1,437,700   Dun & Bradstreet Corporation.......        49,151,369
                                                    --------------
             RECREATIONAL -- 0.4%
   316,400   Brunswick Corporation..............        11,034,450
                                                    --------------
             RETAIL -- GENERAL -- 4.1%
   634,250   Dillard Department Stores Inc.,
              Class A...........................        23,427,609
   880,350   Federated Department Stores
              Inc.+.............................        45,613,134
   560,340   May Department Stores Company......        35,581,590
                                                    --------------
                                                       104,622,333
                                                    --------------
             SEMICONDUCTORS -- 1.2%
   385,590   Intel Corporation..................        30,100,119
                                                    --------------

  SHARES                                                VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             TOBACCO -- 2.2%
 1,004,287   Philip Morris Companies Inc. ......    $   41,866,214
   436,500   UST, Inc. .........................        14,077,125
                                                    --------------
                                                        55,943,339
                                                    --------------
             TOYS -- 1.2%
   870,650   Hasbro Inc. .......................        30,744,828
                                                    --------------
             TRANSPORTATION -- AIRLINES -- 1.9%
   421,075   Delta Air Lines, Inc. .............        49,792,119
                                                    --------------
             UTILITIES -- NATURAL GAS -- 1.3%
 1,055,250   Williams Companies Inc. ...........        33,768,000
                                                    --------------
             UTILITIES -- TELEPHONE -- 6.7%
   199,650   AT&T Corporation...................        13,102,031
   720,050   Bell South Corporation.............        48,648,378
   882,545   GTE Corporation....................        52,842,382
   193,925   MCI Communications Corporation.....         9,599,288
 1,072,750   SBC Communications Inc. ...........        46,798,719
                                                    --------------
                                                       170,990,798
                                                    --------------
             TOTAL COMMON STOCKS
             (Cost $1,745,574,734)..............     2,524,023,317
                                                    ==============
INVESTMENT COMPANY -- 1.4% (Cost $36,554,598)
36,554,598   Nations Cash Reserves(a)...........        36,554,598
                                                    ==============
TOTAL INVESTMENTS
 (Cost $1,782,129,332*)..................  100.0%   2,560,577,915
OTHER ASSETS AND
 LIABILITIES (NET).......................    0.0          653,039
                                           -----   --------------
NET ASSETS...............................  100.0%  $2,561,230,954
                                           =====   ==============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $795,424,855 and gross depreciation of $17,220,809 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,782,373,869.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 92.8%
             AEROSPACE AND DEFENSE EQUIPMENT -- 3.5%
     4,066   Allied Signal Inc.....................    $   170,772
       975   Lockheed Martin Corporation...........        109,688
     1,500   United Technologies Corporation.......        138,469
                                                       -----------
                                                           418,929
                                                       -----------
             AGRICULTURAL OPERATIONS -- 3.6%
     8,317   Delta & Pine Land Company.............        432,484
                                                       -----------
             AIRLINES -- 3.2%
    12,969   Southwest Airlines Company............        383,396
                                                       -----------
             APPLICATIONS SOFTWARE -- 1.4%
     3,100   Peoplesoft Inc.+......................        163,331
                                                       -----------
             APPAREL MANUFACTURERS -- 1.1%
     4,500   Polo Ralph Lauren Corporation+........        135,281
                                                       -----------
             AUTOMOTIVE -- CARS & LIGHT TRUCKS -- 7.6%
    10,101   Ford Motor Company....................        654,671
       344   Volkswagen AG.........................        269,141
                                                       -----------
                                                           923,812
                                                       -----------
             BEVERAGES -- NON-ALCOHOLIC -- 4.5%
    14,780   Coca-Cola Enterprises Inc. ...........        542,241
                                                       -----------
             BUILDING RESIDENTIAL/COMMERCIAL -- 0.9%
     6,191   M.D.C. Holdings, Inc. ................        109,890
                                                       -----------
             CHEMICALS -- DIVERSIFIED -- 3.3%
     7,763   Monsanto Company......................        403,676
                                                       -----------
             CHEMICALS -- SPECIALTY -- 2.0%
     4,483   Cytec Industries Inc.+................        246,845
                                                       -----------
             COMMERCIAL BANKS -- WESTERN U.S. -- 0.7%
     1,500   Zions Bancorporation..................         78,938
                                                       -----------
             COMPUTERS -- MICRO -- 4.5%
     7,980   Dell Computer Corporation+............        540,644
                                                       -----------
             COMPUTER SOFTWARE -- 2.9%
     3,890   Microsoft Corporation+................        348,155
                                                       -----------
             DIRECT MARKETING -- 0.1%
       622   PC Connection, Inc.+..................         13,218
                                                       -----------
             DIVERSIFIED MANUFACTURING OPERATIONS -- 4.7%
     6,613   General Electric Company..............        569,958
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             DIVERSIFIED OPERATIONS -- 0.6%
     1,009   Textron Inc. .........................    $    77,693
                                                       -----------
             FINANCE -- CONSUMER LOANS -- 3.1%
     8,583   SLM Holding Corporation...............        374,433
                                                       -----------
             FINANCE -- INVESTMENT BANKERS/BROKERS -- 4.3%
     6,273   Merrill Lynch & Company...............        520,659
                                                       -----------
             FINANCE -- OTHER SERVICES -- 3.0%
     7,286   Newcourt Credit Group Inc.............        364,300
                                                       -----------
             HOTELS & MOTELS -- 1.3%
     4,530   Four Seasons Hotels, Inc. ............        154,586
                                                       -----------
             MACHINERY CONSTRUCTION & MINING -- 3.1%
     6,838   Caterpillar Inc. .....................        376,517
                                                       -----------
             MEDICAL -- DRUGS -- 7.2%
     5,183   Pfizer Inc. ..........................        516,680
     2,060   Warner-Lambert Company................        350,844
                                                       -----------
                                                           867,524
                                                       -----------
             MONEY CENTER BANKS -- 4.8%
     4,123   Citicorp..............................        585,466
                                                       -----------
             MULTIMEDIA -- 2.5%
     4,135   Time Warner Inc. .....................        297,720
                                                       -----------
             NETWORK PRODUCTS -- 1.9%
     3,300   Cisco Systems, Inc.+..................        225,638
                                                       -----------
             OFFICE FURNISHINGS -- ORIGINAL -- 2.2%
     7,175   Steelcase Inc., Class A...............        261,888
                                                       -----------
             RENTAL AUTO & EQUIPMENT -- 2.0%
     5,353   Hertz Corporation -- Class A..........        246,238
                                                       -----------
             RETAIL -- BUILDING PRODUCTS -- 0.4%
       688   Home Depot, Inc. .....................         46,397
                                                       -----------
             RETAIL -- DRUG STORES -- 2.0%
     8,500   Duane Reade Inc.+.....................        217,281
     1,132   Rite Aid Corporation..................         38,771
                                                       -----------
                                                           256,052
                                                       -----------
             SAVINGS/LOANS/THRIFTS -- EASTERN U.S. -- 0.5%
     2,900   Staten Island Bancorp Inc.............         59,450
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             SUPER REGIONAL BANKS -- U.S. -- 3.1%
     1,121   Wells Fargo & Company.................    $   371,331
                                                       -----------
             TELECOMMUNICATION EQUIPMENT -- 6.8%
     3,754   Lucent Technologies Inc...............        480,043
     5,286   Northern Telecom Ltd..................        341,608
                                                       -----------
                                                           821,651
                                                       -----------
             TOTAL COMMON STOCKS
              (Cost $10,098,976)...................     11,218,341
                                                       -----------

PRINCIPAL
  AMOUNT
---------
CORPORATE BONDS AND NOTES -- 0.9%
$  100,000   Premier Parks Inc., 0.000%
              04/01/08++...........................         63,625
    50,000   MDC Holdings Inc., 8.375% 02/01/08....         50,125
                                                       -----------
             TOTAL CORPORATE BONDS AND NOTES (Cost
              $111,191)............................        113,750
                                                       ===========

  SHARES
---------
RIGHTS -- 0.1% (Cost $0)
       344   Volkswagen AG, Expires 04/03/98.......          6,245
                                                       ===========

PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 8.3% (Cost $1,000,000)
$1,000,000   Federal Home Loan Bank,
              5.650% 04/01/98**....................    $ 1,000,000
                                                       -----------

  SHARES
---------
INVESTMENT COMPANY -- 1.0% (Cost $120,000)
   120,000   Nations Cash Reserves(a)..............        120,000
                                                       ===========

TOTAL INVESTMENTS (Cost $11,330,167*)......  103.1%    12,458,336
OTHER ASSETS AND LIABILITIES (NET).........   (3.1)      (375,274)
                                             -----    -----------
NET ASSETS.................................  100.0%   $12,083,062
                                             =====    ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,161,347 and gross depreciation of $38,820 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $11,335,809.

** Rate represents annualized yield at date of purchase.

 + Non-income producing security.

++ Step coupon bond. Interest rate steps up to 10.00% on April 1, 2003.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 99.4%
            AEROSPACE AND DEFENSE -- 1.6%
   76,500   Boeing Company                            $  3,987,562
    3,300   EG&G Inc. ............................          95,906
    4,800   General Dynamics Corporation..........         413,400
   14,800   Lockheed Martin Corporation...........       1,665,000
    5,100   Northrop Grumman Corporation..........         547,931
   24,300   Raytheon Company, Class B.............       1,418,512
    9,300   TRW Inc. .............................         512,663
   17,800   United Technologies Corporation.......       1,643,162
                                                      ------------
                                                        10,284,136
                                                      ------------
            APPAREL AND TEXTILES -- 0.4%
    5,600   Fruit of the Loom Inc., Class A+......         171,500
    5,100   Liz Claiborne Inc. ...................         254,362
    3,200   National Service Industries Inc. .....         188,200
   22,200   Nike Inc., Class B....................         982,350
    4,200   Reebok International, Ltd.+...........         128,100
    2,700   Russell Corporation...................          72,394
    1,500   Springs Industries Inc. ..............          82,406
    9,300   V.F. Corporation......................         488,831
                                                      ------------
                                                         2,368,143
                                                      ------------
            AUTOMOBILE AND TRUCK MANUFACTURERS -- 1.9%
   50,800   Chrysler Corporation..................       2,111,375
   91,400   Ford Motor Company....................       5,923,862
   54,200   General Motors Corporation............       3,655,112
    9,000   ITT Industries Inc. ..................         342,562
    5,600   Navistar International Corporation+...         196,000
    6,000   PACCAR, Inc. .........................         357,375
                                                      ------------
                                                        12,586,286
                                                      ------------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.6%
   11,500   AutoZone, Inc.+.......................         389,563
    5,400   BF Goodrich Company...................         275,737
    6,100   Cooper Tire & Rubber Company..........         144,875
    8,000   Dana Corporation......................         465,500
    6,000   Eaton Corporation.....................         571,125
    4,900   Echlin Inc. ..........................         256,944
   13,600   Genuine Parts Company.................         518,500
   11,800   Goodyear Tire & Rubber Company........         893,850
    4,600   Snap-On Inc. .........................         209,875
                                                      ------------
                                                         3,725,969
                                                      ------------
            BANKS -- 9.0%
   10,500   BB&T Corporation......................         710,719
   49,500   Banc One Corporation..................       3,130,875
   53,100   BankAmerica Corporation...............       4,387,388
   11,100   BankBoston Corporation................       1,223,775
   28,800   Bank of New York Inc. ................       1,809,000
    7,400   Bankers Trust N.Y. Corporation........         890,312
   32,300   Chase Manhattan Corporation...........       4,356,463
   34,900   Citicorp..............................       4,955,800
    8,000   Comerica Inc. ........................         846,500
   15,100   CoreStates Financial Corporation......       1,355,225
   11,700   Fifth Third Bancorp...................       1,000,350
   22,300   First Chicago Corporation NBD.........       1,965,187
   47,700   First Union Corporation...............       2,706,975
   19,100   Fleet Financial Group Inc. ...........       1,624,694
   14,600   Huntington Bancshares.................         531,987
   33,600   KeyCorp (New).........................       1,270,500
   19,600   Mellon Bank Corporation...............       1,244,600

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            BANKS -- (CONTINUED)
    9,500   Mercantile Bancorporation.............    $    520,719
   13,600   Morgan (J.P.) & Company Inc. .........       1,826,650
   45,400   Morgan Stanley, Dean Witter, Discover
             and Company..........................       3,308,525
    8,600   Northern Trust Corporation............         642,850
   16,400   National City Corporation.............       1,202,325
   72,043   NationsBank Corporation...............       5,254,636
   57,900   Norwest Corporation...................       2,406,469
   23,400   PNC Bank Corporation..................       1,402,537
    4,000   Republic New York Corporation.........         533,500
   12,200   State Street Corporation..............         830,362
   13,600   Summit Bancorp+.......................         680,850
   16,100   SunTrust Banks Inc. ..................       1,213,537
   18,700   U.S. Bancorp..........................       2,332,825
   15,200   Wachovia Corporation..................       1,289,150
    6,500   Wells Fargo & Company.................       2,153,125
                                                      ------------
                                                        59,608,410
                                                      ------------
            BEVERAGES -- 3.4%
   37,500   Anheuser-Busch Companies, Inc. .......       1,736,719
    5,100   Brown-Forman Corporation, Class B.....         280,500
  189,400   Coca-Cola Company++...................      14,666,662
    2,700   Coors (Adolph) Company, Class B.......          94,500
  116,200   PepsiCo Inc. .........................       4,960,287
   27,300   Seagram Company, Ltd. ................       1,042,519
                                                      ------------
                                                        22,781,187
                                                      ------------
            BIO SPECIALTY PHARMACEUTICALS -- 0.2%
   20,100   Amgen Inc.+...........................       1,223,587
                                                      ------------
            CHEMICALS -- BASIC -- 2.3%
    8,500   Air Products & Chemicals Inc. ........         704,437
   17,400   Dow Chemical Company..................       1,692,150
   86,700   du Pont (E.I.) de Nemours &
             Company..............................       5,895,600
    6,100   Eastman Chemical Company..............         411,369
    9,900   Ecolab Inc. ..........................         287,100
    2,700   FMC Corporation (New)+................         211,950
   14,200   Freeport McMoran Copper and Gold,
             Class B..............................         283,112
    7,300   Hercules, Inc. .......................         360,437
    5,600   Mallinckrodt Group Inc. ..............         221,200
   45,400   Monsanto Company......................       2,360,800
    5,100   Nalco Chemical Company................         206,869
   13,500   PPG Industries, Inc. .................         917,156
   11,900   Praxair Inc. .........................         612,106
    4,600   Rohm & Haas Company...................         475,237
    9,500   Union Carbide Corporation.............         476,187
                                                      ------------
                                                        15,115,710
                                                      ------------
            CHEMICALS -- SPECIALTY -- 0.3%
    8,000   Avery Dennison Corporation............         427,000
   11,100   Engelhard Corporation.................         210,900
    5,700   Grace (W.R.) & Company................         477,019
    4,500   Great Lakes Chemical Corporation......         243,000
   10,100   Morton International Inc.,
             Industries...........................         331,406
    7,700   Sigma-Aldrich Corporation.............         286,825
                                                      ------------
                                                         1,976,150
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            COAL, GAS AND PIPELINE -- 0.2%
    8,100   Coastal Corporation...................    $    527,512
   24,200   Enron Corporation.....................       1,122,275
                                                      ------------
                                                         1,649,787
                                                      ------------
            COMMUNICATION EQUIPMENT -- 0.0%#
    6,900   Andrew Corporation+...................         136,706
                                                      ------------
            COMPUTER RELATED -- 4.7%
    9,800   Apple Computer Inc.+..................         269,500
    5,900   Ceridian Corporation+.................         318,231
   77,100   Cisco Systems, Inc.+..................       5,271,713
  115,800   Compaq Computer Corporation+..........       2,996,325
    3,500   Data General Corporation+.............          61,906
   50,000   Dell Computer Corporation+............       3,387,500
   11,200   Digital Equipment Corporation+........         585,900
   38,000   EMC Corporation+......................       1,436,875
   79,700   Hewlett-Packard Company...............       5,050,987
    9,700   Honeywell, Inc. ......................         802,069
   74,500   International Business Machines
             Corporation..........................       7,738,687
   18,600   Seagate Technology+...................         469,650
   14,300   Silicon Graphics Inc.+................         199,306
   28,600   Sun Microsystems Inc.+................       1,193,156
   26,400   3Com Corporation+.....................         948,750
   13,700   Unisys Corporation+...................         260,300
                                                      ------------
                                                        30,990,855
                                                      ------------
            COMPUTER SERVICES -- 0.7%
   22,400   Automatic Data Processing Inc. .......       1,524,600
   41,700   Computer Associates International
             Inc. ................................       2,408,175
   11,900   Computer Sciences Corporation+........         654,500
                                                      ------------
                                                         4,587,275
                                                      ------------
            COMPUTER SOFTWARE -- 3.3%
    5,600   Adobe Systems, Inc. ..................         253,050
    3,500   Autodesk, Inc. .......................         150,937
   16,200   Bay Networks Inc.+....................         439,425
   12,000   Cabletron Systems Inc.+...............         174,750
   32,800   First Data Corporation................       1,066,000
  185,100   Microsoft Corporation+................      16,566,450
   26,800   Novell Inc.+..........................         287,262
   75,100   Oracle Systems Corporation+...........       2,370,344
   19,500   Parametric Technology Company+........         649,594
    1,900   Shared Medical Systems Corporation....         148,912
                                                      ------------
                                                        22,106,724
                                                      ------------
            CONSTRUCTION -- 0.4%
    3,100   Armstrong World Industries, Inc. .....         268,344
    5,800   Case Corporation......................         395,125
    4,500   Centex Corporation....................         171,562
    3,400   Crane Company.........................         180,200
    6,400   Fluor Corporation.....................         318,400
    3,000   Kaufman & Broad Home Corporation......          97,688
   12,600   Masco Corporation.....................         749,700
    3,900   Owens-Corning Fiberglass
             Corporation..........................         140,156
    1,600   Pulte Corporation.....................          74,400
   13,200   Sherwin-Williams Company..............         468,600
                                                      ------------
                                                         2,864,175
                                                      ------------

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            CONTAINERS -- 0.2%
    2,200   Ball Corporation......................    $     72,050
    3,900   Bemis Inc. ...........................         175,987
    9,800   Crown Cork & Seal Inc. ...............         524,300
   10,900   Owens-Illinois, Inc.+.................         471,425
    4,600   Tupperware Corporation................         122,475
                                                      ------------
                                                         1,366,237
                                                      ------------
            COSMETICS AND TOILETRY -- 2.7%
    4,000   Alberto-Culver Company, Class B.......         121,750
   10,000   Avon Products Inc. ...................         780,000
    7,900   Clorox Company........................         676,931
   22,600   Colgate-Palmolive Company.............       1,957,725
   42,800   Gillette Company......................       5,079,825
    8,400   International Flavors & Fragrances
             Inc. ................................         395,850
  102,900   Procter & Gamble Company..............       8,682,188
                                                      ------------
                                                        17,694,269
                                                      ------------
            DIVERSIFIED -- 1.5%
    2,200   Aeroquip-Vickers Inc. ................         127,187
   43,200   AlliedSignal Inc. ....................       1,814,400
   12,300   Cognizant Corporation.................         705,712
   17,700   Corning Inc. .........................         783,225
    1,500   Eastern Enterprises...................          64,500
   13,200   Fortune Brands, Inc. .................         526,350
   12,500   Frontier Corporation..................         407,031
    8,800   Loews Corporation.....................         917,400
   31,200   Minnesota Mining & Manufacturing
             Company..............................       2,845,050
   13,000   Tenneco Inc.  ........................         554,938
   12,500   Textron, Inc. ........................         962,500
                                                      ------------
                                                         9,708,293
                                                      ------------
            DRUGS -- 7.5%
    6,500   ALZA Corporation+.....................         291,281
   49,800   American Home Products Corporation....       4,749,675
   76,100   Bristol-Myers Squibb Company..........       7,938,181
   85,000   Lilly (Eli) & Company.................       5,068,125
   91,900   Merck & Company Inc.++................      11,797,662
   99,000   Pfizer, Inc. .........................       9,869,062
   38,700   Pharmacia & Upjohn Inc. ..............       1,693,125
   55,900   Schering-Plough Corporation...........       4,566,331
   20,800   Warner-Lambert Company................       3,542,500
                                                      ------------
                                                        49,515,942
                                                      ------------
            ELECTRIC POWER -- 2.5%
   11,300   Ameren Corporation....................         476,012
   14,500   American Electric Power Inc. .........         728,625
   11,200   Baltimore Gas & Electric Company......         366,100
   11,400   Carolina Power & Light Company........         515,850
   16,300   Central & South West Corporation......         436,025
   11,900   CINergy Corporation...................         440,300
   17,900   Consolidated Edison Company
             New York Inc. .......................         836,825
   14,300   Dominion Resources Inc. ..............         600,600
   11,100   DTE Energy Company....................         436,369
   27,600   Duke Power Company....................       1,643,925
   29,100   Edison International..................         854,813
   18,600   Entergy Corporation, (New)............         553,350
   17,500   FirstEnergy...........................         539,219
   13,800   FPL Group Inc. .......................         886,650
    9,100   GPU, Inc. ............................         402,675
   21,700   Houston Industries Inc. ..............         623,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            ELECTRIC POWER -- (CONTINUED)
   11,100   Niagara Mohawk Power Corporation+.....    $    144,300
    5,700   Northern States Power Corporation.....         336,300
   22,700   PacifiCorp............................         558,988
   17,000   PECO Energy Company...................         376,125
   33,300   PG&E Corporation......................       1,098,900
   12,600   PP&L Resources Inc. ..................         297,675
   17,700   Public Service Enterprise Group.......         670,387
   52,900   Southern Company......................       1,464,669
   18,800   Texas Utilities Company...............         739,075
   16,600   Unicom Corporation....................         581,000
                                                      ------------
                                                        16,608,632
                                                      ------------
            ELECTRICAL EQUIPMENT -- 3.7%
   33,900   Emerson Electric Company..............       2,209,856
  249,500   General Electric Company++............      21,503,781
    3,600   Grainger (W.W.) Inc.  ................         370,125
    6,500   Raychem Corporation...................         270,156
    6,100   Scientific-Atlanta Inc. ..............         119,331
    4,100   Thomas & Betts Corporation............         262,400
                                                      ------------
                                                        24,735,649
                                                      ------------
            ELECTRONICS -- 1.0%
   16,800   AMP Inc.  ............................         736,050
   28,100   Applied Materials Inc.+...............         992,281
    6,200   Harris Corporation....................         323,175
    6,400   KLA-Tencor Corporation+...............         244,800
   10,900   LSI Logic Corporation+................         275,225
   45,800   Motorola, Inc. .......................       2,776,625
   12,200   National Semiconductor Corporation+...         255,437
    3,200   Perkin-Elmer Corporation..............         231,400
   15,900   Rockwell International Corporation....         912,262
    3,700   Tektronix Inc. .......................         165,112
                                                      ------------
                                                         6,912,367
                                                      ------------
            ENVIRONMENTAL -- 0.6%
   15,100   Browning-Ferris Industries Inc.  .....         492,637
    6,400   Johnson Controls Inc. ................         388,400
   24,600   Laidlaw Inc., Class B.................         390,525
    3,200   Millipore Corporation.................         111,200
    4,400   Safety-Kleen Corporation..............         124,850
   40,500   Tyco International Ltd. ..............       2,212,312
                                                      ------------
                                                         3,719,924
                                                      ------------
            EXPLORATION AND DRILLING -- 0.1%
   13,600   Burlington Resources Inc.  ...........         651,950
    3,600   Helmerich & Payne Inc. ...............         112,500
    4,100   McDermott International Inc. .........         169,381
                                                      ------------
                                                           933,831
                                                      ------------
            FINANCIAL SERVICES -- 4.1%
   35,600   American Express Company..............       3,268,525
   18,700   American General Corporation..........       1,209,656
    3,900   Beneficial Corporation................         484,819
   20,300   Charles Schwab Corporation............         771,400
    8,300   Countrywide Credit Industries,
             Inc. ................................         441,456
   11,400   Equifax Inc. .........................         416,100
   53,200   Federal Home Loan Mortgage
             Corporation..........................       2,523,675
   81,100   Federal National Mortgage
             Association..........................       5,129,575
   10,400   Green Tree Financial Corporation......         295,750
    8,200   Household International Inc. .........       1,129,550

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
    7,600   Lehman Brothers Holdings..............    $    569,050
   12,900   Marsh & McLennan Companies Inc. ......       1,126,331
   38,400   MBNA Corporation......................       1,375,200
   25,500   Merrill Lynch & Company Inc. .........       2,116,500
   13,500   Synovus Financial Corporation.........         501,187
    4,800   Transamerica Corporation..............         559,200
   86,301   Travelers Group Inc. .................       5,178,060
                                                      ------------
                                                        27,096,034
                                                      ------------
            FOOD PRODUCERS -- 2.8%
   42,700   Archer-Daniels-Midland Company........         936,731
   11,100   Best Foods............................       1,297,312
   34,900   Campbell Soup Company.................       1,980,575
   36,100   ConAgra Inc. .........................       1,159,712
   12,000   General Mills Inc. ...................         912,000
   28,300   Heinz (H.J.) Company..................       1,652,012
   11,000   Hershey Foods Corporation.............         787,875
   31,400   Kellogg Company.......................       1,354,125
    5,000   Pioneer Hi-Bred International.........         487,812
   10,700   Quaker Oats Company...................         612,575
    8,200   Ralston Purina Group..................         869,200
   36,700   Sara Lee Corporation..................       2,261,637
    3,490   Vlasic Foods International+...........          89,212
   49,100   Unilever N.V., ADR....................       3,369,487
    8,700   Wrigley (Wm.) Jr. Company.............         711,225
                                                      ------------
                                                        18,481,490
                                                      ------------
            FOOD RETAILERS -- 0.6%
   18,700   Albertson's, Inc. ....................         984,087
   20,800   American Stores Company...............         540,800
    4,500   Giant Food Inc., Class A..............         173,812
    2,900   Great Atlantic & Pacific Tea Inc. ....          87,725
   19,600   Kroger Company+.......................         905,275
    4,500   SuperValu Inc. .......................         209,813
   26,000   Sysco Corporation.....................         666,250
   11,300   Winn-Dixie Stores Inc. ...............         524,037
                                                      ------------
                                                         4,091,799
                                                      ------------
            FURNITURE AND APPLIANCES -- 0.4%
    7,300   Black & Decker Corporation............         387,356
    7,300   Maytag Corporation....................         349,031
   12,000   Newell Company........................         581,250
   11,400   Rubbermaid, Inc.  ....................         324,900
    6,800   Stanley Works.........................         379,100
    5,800   Whirlpool Corporation.................         397,662
                                                      ------------
                                                         2,419,299
                                                      ------------
            INSURANCE -- 3.8%
   11,301   Aetna Life & Casualty Company.........         942,927
   32,800   Allstate Corporation..................       3,015,550
   53,600   American International Group, Inc. ...       6,750,250
   12,800   Aon Corporation.......................         828,800
   12,900   Chubb Corporation.....................       1,011,037
    5,700   CIGNA Corporation.....................       1,168,500
    4,000   Cincinnati Financial Corporation......         501,000
   14,400   Conseco Inc. .........................         815,400
    6,100   General Re Corporation................       1,345,812
    9,000   Hartford Financial Services
             Group Inc. ..........................         976,500
    5,400   Jefferson-Pilot Corporation...........         480,262
    7,800   Lincoln National Corporation Ltd. ....         662,025
    6,800   MBIA, Inc. ...........................         527,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
    8,700   MGIC Investment Corporation...........    $    571,481
    5,500   Progressive Corporation...............         740,781
    7,300   Providian Corporation.................         419,294
   10,900   SAFECO Corporation....................         595,752
    6,400   St. Paul Companies Inc. ..............         570,400
   14,800   SunAmerica, Inc. .....................         708,550
   10,800   Torchmark Corporation.................         494,775
   10,600   UNUM Corporation......................         584,987
    8,700   USF&G Corporation.....................         216,956
   19,800   Washington Mutual, Inc. ..............       1,420,031
                                                      ------------
                                                        25,348,070
                                                      ------------
            MACHINERY AND EQUIPMENT -- 1.2%
    1,900   Briggs & Stratton Corporation.........          87,044
   28,500   Caterpillar Inc. .....................       1,569,281
    3,000   Cincinnati Milacron Inc. .............          95,625
    9,200   Cooper Industries Inc. ...............         546,825
    2,900   Cummings Engine Inc. .................         159,862
   19,400   Deere & Company.......................       1,201,587
   16,100   Dover Corporation.....................         611,800
    3,000   Foster Wheeler Corporation............          91,687
    3,600   General Signal Corporation............         168,300
    3,500   Harnischfeger Industries Inc. ........         119,656
   19,200   Illinois Tool Works Inc. .............       1,243,200
   12,600   Ingersoll-Rand Company................         604,013
      600   NACCO Industries Inc., Class A........          80,400
    9,700   Pall Corporation......................         208,550
    8,500   Parker-Hannifin Corporation...........         435,625
   11,500   Thermo Electron Corporation+..........         464,312
    4,800   Timken Company........................         162,300
                                                      ------------
                                                         7,850,067
                                                      ------------
            MEDIA -- 1.5%
   53,900   CBS Corporation.......................       1,829,231
    7,400   Clear Channel Communications, Inc.+...         725,200
   26,300   Comcast Corporation, Class A..........         928,719
   11,700   Omnicom Group.........................         550,631
   39,900   Tele-Communications Inc., Class A.....       1,240,641
   42,500   Time Warner Inc. .....................       3,060,000
   46,400   U.S. West Media Group, Inc.+..........       1,612,400
                                                      ------------
                                                         9,946,822
                                                      ------------
            MEDICAL PRODUCTS AND SUPPLIES -- 2.9%
   58,600   Abbott Laboratories...................       4,413,312
    5,000   Allergan, Inc. .......................         190,000
      245   Allergan Specialty Therapeutics,
             Class A..............................           2,971
    4,300   Bard (C.R.) Inc. .....................         158,025
    4,100   Bausch & Lomb Inc.  ..................         187,319
   21,400   Baxter International Inc.  ...........       1,179,675
    9,300   Becton, Dickinson & Company...........         632,981
    8,500   Biomet, Inc. .........................         255,000
   14,900   Boston Scientific Corporation+........       1,005,750
    8,400   Cardinal Health, Inc. ................         740,775
   11,200   Guidant Corporation...................         821,800
  103,000   Johnson & Johnson.....................       7,551,187
   35,900   Medtronic, Inc. ......................       1,862,313
    7,100   St. Jude Medical Inc.+................         237,406
    5,900   United States Surgical Corporation....         194,700
                                                      ------------
                                                        19,433,214
                                                      ------------

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            MEDICAL SERVICES -- 0.9%
   49,600   Columbia/HCA Healthcare Corporation...    $  1,599,600
   15,200   HBO & Company.........................         917,700
   30,100   HEALTHSOUTH Corporation+..............         844,681
   12,500   Humana Inc.+..........................         310,156
    4,900   Manor Care Inc. ......................         181,300
   23,400   Tenet Healthcare Corporation+.........         849,712
   14,400   United Healthcare Corporation.........         932,400
                                                      ------------
                                                         5,635,549
                                                      ------------
            METALS AND MINING -- 0.6%
   17,500   Alcan Aluminum Ltd.  .................         546,875
   13,200   Aluminum Company of America...........         908,325
    3,100   ASARCO Inc.  .........................          82,731
   28,400   Barrick Gold Corporation, ADR.........         614,150
   17,600   Battle Mountain Gold Company..........         112,200
    7,100   Cyprus Amax Minerals Company..........         118,038
   11,100   Homestake Mining Company..............         120,712
   12,700   Inco Ltd. ............................         237,331
   11,800   Newmont Mining Corporation............         360,674
    4,400   Phelps Dodge Corporation..............         284,075
   18,600   Placer Dome Inc., ADR.................         245,287
    5,700   Reynolds Metals Company...............         350,194
                                                      ------------
                                                         3,980,592
                                                      ------------
            OFFICE EQUIPMENT -- 0.6%
   10,200   Ikon Office Solutions.................         352,538
    6,700   Moore Corporation Ltd. ...............         111,387
   22,100   Pitney Bowes Inc. ....................       1,109,144
   24,900   Xerox Corporation.....................       2,650,294
                                                      ------------
                                                         4,223,363
                                                      ------------
            OIL -- DOMESTIC -- 1.5%
    7,000   Amerada Hess Corporation..............         408,187
   37,400   Amoco Corporation.....................       3,230,425
    5,800   Ashland Oil, Inc. ....................         328,425
   24,400   Atlantic Richfield Company............       1,918,450
    3,500   Kerr-McGee Corporation................         243,469
   26,000   Occidental Petroleum Corporation......         762,125
    8,100   Oryx Energy Company+..................         210,600
    3,500   Pennzoil Company......................         226,187
   20,100   Phillips Petroleum Company............       1,003,744
    5,500   Sun Company, Inc. ....................         224,812
   18,900   Unocal Corporation....................         731,194
   22,100   USX-Marathon Group (New)..............         831,512
                                                      ------------
                                                        10,119,130
                                                      ------------
            OIL -- INTERNATIONAL -- 5.2%
    4,500   Anadarko Petroleum Corporation........         310,500
    6,900   Apache Corporation....................         253,575
   50,300   Chevron Corporation...................       4,039,719
  189,000   Exxon Corporation++...................      12,781,125
   60,000   Mobil Corporation.....................       4,597,500
  164,400   Royal Dutch Petroleum Company,
             ADR++................................       9,339,975
   41,700   Texaco Inc. ..........................       2,512,425
   19,500   Union Pacific Resources Group Inc. ...         465,562
                                                      ------------
                                                        34,300,381
                                                      ------------
            OIL SERVICES -- 0.9%
   12,800   Baker Hughes Inc. ....................         515,200
    4,100   Columbia Energy Group.................         318,775

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            OIL SERVICES -- (CONTINUED)
   13,500   Dresser Industries, Inc. .............    $    648,844
   20,000   Halliburton Company...................       1,003,750
    6,500   Rowan Companies Inc.+.................         188,500
   38,000   Schlumberger Ltd. ....................       2,878,500
    4,000   Western Atlas, Inc.+..................         309,500
                                                      ------------
                                                         5,863,069
                                                      ------------
            PAPER AND FOREST PRODUCTS -- 1.2%
    4,100   Boise Cascade Corporation.............         147,856
    7,300   Champion International Corporation....         396,481
   16,000   Fort James Corporation................         733,000
    7,000   Georgia-Pacific Corporation...........         453,250
   23,200   International Paper Company...........       1,086,050
   42,500   Kimberly-Clark Corporation............       2,130,312
    8,400   Louisiana Pacific Corporation.........         195,300
    8,000   Mead Corporation......................         286,500
    2,200   Potlatch Corporation..................          94,738
    7,500   Stone Container Corporation+..........          93,750
    4,200   Temple-Inland Inc. ...................         260,925
    5,300   Union Camp Corporation................         316,675
    7,800   Westvaco Corporation..................         239,850
   15,300   Weyerhaeuser Company..................         864,450
    8,500   Willamette Industries Inc.  ..........         319,281
                                                      ------------
                                                         7,618,418
                                                      ------------
            PHOTO AND OPTICAL -- 0.3%
   24,900   Eastman Kodak Company.................       1,615,388
    3,300   Polaroid Corporation..................         145,200
                                                      ------------
                                                         1,760,588
                                                      ------------
            PRINTING AND PUBLISHING -- 1.0%
    5,600   American Greetings Corporation, Class
             A....................................         257,600
    6,200   Deluxe Corporation....................         204,212
   11,100   Donnelley (R.R.) & Sons Company.......         455,794
    7,100   Dow Jones & Company Inc. .............         375,856
   13,000   Dun & Bradstreet Corporation..........         444,438
   21,600   Gannett Company, Inc. ................       1,552,500
    5,300   Harcourt General Inc. ................         293,488
    2,300   Harland (John H.) Company.............          35,794
    3,000   Jostens Inc.  ........................          72,000
    6,400   Knight-Ridder Inc. ...................         357,600
    7,500   McGraw-Hill Companies, Inc. ..........         570,469
    3,800   Meredith Corporation..................         160,075
    7,300   New York Times Company, Class A.......         511,000
    7,300   Times Mirror Company, Class A.........         462,637
    9,300   Tribune Company.......................         655,650
                                                      ------------
                                                         6,409,113
                                                      ------------
            PROFESSIONAL SERVICES -- 0.3%
    8,000   Block (H&R) Inc.  ....................         380,500
    9,600   Interpublic Group Companies Inc. .....         596,400
   19,400   Service Corporation International.....         823,287
                                                      ------------
                                                         1,800,187
                                                      ------------
            RECREATION -- 1.4%
    7,700   Brunswick Corporation.................         268,537
   51,700   Disney (Walt) Company.................       5,518,975
    2,700   Fleetwood Enterprises Inc. ...........         125,719
    7,700   Harrah's Entertainment Inc.+..........         189,131
    9,600   Hasbro Inc.  .........................         339,000

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            RECREATION -- (CONTINUED)
    5,500   King World Productions Inc.+..........    $    160,875
   22,200   Mattel, Inc.  ........................         879,675
   13,600   Mirage Resorts, Inc.+.................         330,650
   26,400   Viacom Inc., Class B+.................       1,419,000
                                                      ------------
                                                         9,231,562
                                                      ------------
            RESTAURANTS AND LODGING -- 1.2%
   61,100   Cendant Corporation+..................       2,421,087
   11,500   Darden Restaurants Inc. ..............         178,969
   19,300   Hilton Hotels Corporation.............         615,188
    9,700   Marriott International Inc. ..........         360,719
    9,700   Marriott International Inc. Class A...         347,381
   52,700   McDonald's Corporation................       3,162,000
    2,425   Sodexho Marriott Services.............          64,414
   11,500   Tricon Global Restaurants.............         345,719
   10,000   Wendy's International Inc. ...........         223,125
                                                      ------------
                                                         7,718,602
                                                      ------------
            RETAIL -- DISCOUNT -- 1.8%
    8,300   Consolidated Stores Corporation+......         356,381
   37,500   Kmart Stores Corporation+.............         625,781
   19,200   Rite Aid Corporation..................         657,600
   12,300   TJX Companies Inc.  ..................         556,575
   21,900   Toys R Us Inc.+.......................         658,369
  172,500   Wal-Mart Stores Inc. .................       8,765,156
   10,400   Woolworth Corporation+................         260,000
                                                      ------------
                                                        11,879,862
                                                      ------------
            RETAIL -- GENERAL -- 1.2%
   16,300   Costco Companies, Inc+................         870,012
   16,700   Dayton Hudson Corporation.............       1,469,600
    8,500   Dillard Department Stores Inc.,
             Class A..............................         313,969
   16,100   Federated Department Stores Inc.+.....         834,181
   17,800   May Department Stores Company.........       1,130,300
    2,700   Mercantile Stores Inc. ...............         181,406
   19,200   Penney (J.C.) Company Inc. ...........       1,453,200
   30,000   Sears, Roebuck & Company..............       1,723,125
                                                      ------------
                                                         7,975,793
                                                      ------------
            RETAIL -- SPECIALTY -- 1.6%
    8,100   Charming Shoppes Inc.+................          38,475
    7,500   Circuit City Stores Inc. .............         320,625
   13,200   CVS Corporation.......................         996,600
   30,700   Gap Inc.  ............................       1,381,500
   55,800   Home Depot Inc.  .....................       3,763,012
   20,800   Limited Inc. .........................         596,700
    3,000   Longs Drug Stores Corporation.........          91,313
   13,500   Lowe's Companies Inc. ................         947,531
    6,000   Nordstrom, Inc. ......................         382,875
    4,900   Pep Boys-Manny, Moe & Jack............         113,619
    7,900   Tandy Corporation.....................         371,300
   37,700   Walgreen Company......................       1,326,569
                                                      ------------
                                                        10,330,119
                                                      ------------
            SAVINGS AND LOANS -- 0.1%
    7,200   Ahmanson (H.F.) & Company.............         558,000
    4,300   Golden West Financial Corporation.....         411,994
                                                      ------------
                                                           969,994
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Index Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            SEMICONDUCTORS -- 1.8%
   11,000   Advanced Micro Devices Inc.+..........    $    319,687
  125,300   Intel Corporation++...................       9,781,231
   16,100   Micron Technology, Inc.+..............         467,906
   29,900   Texas Instruments Inc. ...............       1,618,338
                                                      ------------
                                                        12,187,162
                                                      ------------
            STEEL -- 0.2%
   13,400   Allegheny Teledyne Inc.  .............         372,687
    8,300   Armco Inc.+...........................          48,762
    8,700   Bethlehem Steel Corporation+..........         117,994
    3,500   Inland Steel Industries Inc.  ........          96,687
    6,700   Nucor Corporation.....................         364,731
    6,500   USX-U.S. Steel Group..................         245,375
    7,300   Worthington Industries Inc. ..........         132,312
                                                      ------------
                                                         1,378,548
                                                      ------------
            TELECOMMUNICATIONS -- 1.5%
    9,000   DSC Communications Corporation+.......         163,688
   11,200   General Instruments Corporation+......         234,500
   49,100   Lucent Technologies...................       6,278,662
   40,000   Northern Telecommunications, Ltd. ....       2,585,000
   13,800   Tellabs, Inc.+........................         926,325
                                                      ------------
                                                        10,188,175
                                                      ------------
            TOBACCO -- 1.2%
  185,800   Philip Morris Companies Inc. .........       7,745,537
   14,000   UST Inc. .............................         451,500
                                                      ------------
                                                         8,197,037
                                                      ------------
            TRANSPORTATION -- AIRLINES -- 0.5%
    6,900   AMR Corporation+......................         987,994
    5,700   Delta Air Lines, Inc.  ...............         674,025
   11,160   FDX Corporation+......................         793,755
   16,800   Southwest Airlines Company............         496,650
    6,900   USAir Group Inc.+.....................         511,463
                                                      ------------
                                                         3,463,887
                                                      ------------
            TRANSPORTATION -- RAILROADS -- 0.7%
   11,800   Burlington Northern Santa Fe Inc.  ...       1,227,200
   16,700   CSX Corporation.......................         993,650
   28,800   Norfolk Southern Corporation..........       1,076,400
   18,900   Union Pacific Corporation.............       1,061,944
                                                      ------------
                                                         4,359,194
                                                      ------------
            TRUCKING AND SHIPPING -- 0.0%#
    5,900   Ryder Systems Inc.  ..................         224,200
                                                      ------------
            UTILITIES -- NATURAL GAS -- 0.3%
    7,200   Consolidated Natural Gas Company......         415,350
    3,500   NICOR Inc. ...........................         147,875
    2,300   ONEOK Inc.  ..........................          93,725
    6,400   Pacific Enterprises...................         261,200
    2,600   Peoples Energy Corporation............          94,575
    6,400   Sonat, Inc.  .........................         278,400
   23,000   Williams Companies Inc.  .............         736,000
                                                      ------------
                                                         2,027,125
                                                      ------------
            UTILITIES -- TELEPHONE -- 7.1%
   38,500   AirTouch Communications, Inc.+........       1,884,094
   14,100   ALLTEL Corporation....................         615,994

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- TELEPHONE -- (CONTINUED)
   83,800   Ameritech Corporation.................    $  4,142,862
  124,500   AT&T Corporation......................       8,170,312
   59,500   Bell Atlantic Corporation.............       6,098,750
   75,900   BellSouth Corporation.................       5,127,994
   73,200   GTE Corporation.......................       4,382,850
   52,200   MCI Communications Corporation........       2,583,900
  140,400   SBC Communications Inc. ..............       6,124,950
   32,200   Sprint Corporation....................       2,179,538
   37,000   U.S. West Inc. .......................       2,025,750
   76,400   WorldCom Inc.+........................       3,289,975
                                                      ------------
                                                        46,626,969
                                                      ------------
            WASTE DISPOSAL -- 0.2%
   34,800   Waste Management Inc. ................       1,072,275
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $356,992,973)...................     657,407,933
                                                      ============

PRINCIPAL
 AMOUNT
--------
U.S. TREASURY SECURITIES -- 0.2% (Cost $1,093,686)
            U.S. Treasury Bills:
$ 700,000   5.120% 05/28/98**++...................         694,325
  200,000   4.970% 04/09/98**++...................         199,779
  200,000   5.070% 04/16/98**++...................         199,582
                                                      ------------
            TOTAL U.S. TREASURY OBLIGATIONS.......       1,093,686
                                                      ============
 SHARES
 --------
INVESTMENT COMPANY -- 0.2% (Cost $1,350,000)
1,350,000   Nations Cash Reserves(a)..............       1,350,000
                                                      ============
TOTAL INVESTMENTS
 (Cost $359,436,659*).....................   99.8%    659,851,619
OTHER ASSETS AND
 LIABILITIES (NET)........................    0.2       1,389,450
                                            -----    ------------
NET ASSETS................................  100.0%   $661,241,069
                                            =====    ============

 NUMBER                                               NET
   OF                                              UNREALIZED
CONTRACTS                                         DEPRECIATION
--------------------------------------------------------------
   FUTURES CONTRACTS -- LONG POSITION
   18       S&P 500 Index Futures, June
             1998.............................    $    (12,730)
                                                  ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $297,827,740 and gross depreciation of $1,872,003 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $363,895,882.

** Rate represents annualized yield at date of purchase.

 + Non-income producing security.

++ Security segregated as collateral for futures contracts.

 # Amount represents less than 0.01%.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- 99.2%
             APPAREL AND TEXTILES -- 0.6%
    97,750   Tommy Hilfiger Corporation...........    $  5,871,109
                                                      ------------
             BANKS -- 5.8%
   217,060   Banc One Corporation.................      13,729,045
   166,000   BankAmerica Corporation..............      13,715,750
   124,750   Chase Manhattan Corporation..........      16,825,656
   309,800   Norwest Corporation..................      12,876,063
                                                      ------------
                                                        57,146,514
                                                      ------------
             BEVERAGES -- 1.5%
   352,800   PepsiCo Inc. ........................      15,060,150
                                                      ------------
             CHEMICALS -- SPECIALTY -- 2.4%
   164,900   Morton International Inc.,
              Industries..........................       5,410,781
   315,600   Raychem Corporation..................      13,117,125
   103,200   Praxair, Inc. .......................       5,308,350
                                                      ------------
                                                        23,836,256
                                                      ------------
             COMPUTER RELATED -- 9.0%
   290,600   Cisco Systems, Inc.+.................      19,869,774
   190,700   EMC Corporation+.....................       7,210,844
   171,175   Hewlett-Packard Company..............      10,848,216
   208,250   Intel Corporation....................      16,256,516
   138,850   International Business Machines
              Corporation.........................      14,423,044
    68,950   Network Associates, Inc.+............       4,567,937
   203,500   SCI Systems Inc.+....................       7,249,687
   188,050   Sun Microsystems, Inc.+..............       7,845,211
                                                      ------------
                                                        88,271,229
                                                      ------------
             COMPUTER SERVICES -- 2.4%
   305,775   Computer Associates International
              Inc. ...............................      17,658,504
   122,500   Sterling Commerce, Inc.+.............       5,680,937
                                                      ------------
                                                        23,339,441
                                                      ------------
             COMPUTER SOFTWARE -- 4.7%
    98,550   BMC Software, Inc.+..................       8,259,721
   137,100   Cadence Design Systems, Inc.+........       4,747,087
   208,250   Compuware Corporation+...............      10,282,345
   177,250   Microsoft Corporation+...............      15,863,875
   214,800   Parametric Technology Corporation+...       7,155,525
                                                      ------------
                                                        46,308,553
                                                      ------------
             COSMETICS AND TOILETRY -- 0.7%
    83,300   Clorox Company.......................       7,137,769
                                                      ------------
             DIVERSIFIED -- 5.2%
   449,500   AlliedSignal Inc. ...................      18,879,000
   313,450   Tyco International Ltd. .............      17,122,206
   161,250   United Technologies Corporation......      14,885,391
                                                      ------------
                                                        50,886,597
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             DRUGS -- 6.5%
   166,600   Bristol-Myers Squibb Company.........    $ 17,378,463
   148,700   Merck & Company Inc. ................      19,089,362
   109,000   Pfizer Inc. .........................      10,865,938
   201,200   Schering-Plough Corporation..........      16,435,525
                                                      ------------
                                                        63,769,288
                                                      ------------
             ELECTRICAL EQUIPMENT -- 7.3%
   204,800   Emerson Electric Company.............      13,350,400
   287,900   General Electric Company.............      24,813,381
   205,400   Honeywell, Inc. .....................      16,984,012
   274,900   Sundstrand Corporation...............      16,631,450
                                                      ------------
                                                        71,779,243
                                                      ------------
             FINANCIAL SERVICES -- 5.1%
   218,750   Equifax Inc. ........................       7,984,375
   180,200   Federal National Mortgage
              Association.........................      11,397,650
    64,800   Household International, Inc. .......       8,926,200
   213,200   Morgan Stanley, Dean Witter, Discover
              & Company...........................      15,536,950
    80,500   Washington Mutual, Inc. .............       5,773,359
                                                      ------------
                                                        49,618,534
                                                      ------------
             FOOD PRODUCERS -- 2.7%
   258,325   Cambell Soup Company.................      14,659,944
   151,700   Hershey Foods Corporation............      10,865,513
    25,833   Vlasic Foods International Inc.+.....         660,343
                                                      ------------
                                                        26,185,800
                                                      ------------
             FOOD RETAILERS -- 2.1%
   428,600   Safeway, Inc.+.......................      15,831,413
   170,000   SYSCO Corporation....................       4,356,250
                                                      ------------
                                                        20,187,663
                                                      ------------
             HOME APPLIANCES -- 0.7%
   157,500   Sunbeam Corporation..................       6,939,844
                                                      ------------
             INSURANCE -- 5.2%
   105,525   American International Group,
              Inc. ...............................      13,289,555
    57,050   General Re Corporation...............      12,586,656
   132,000   MGIC Investment Corporation..........       8,670,750
   291,400   UNUM Corporation.....................      16,081,638
                                                      ------------
                                                        50,628,599
                                                      ------------
             MACHINERY AND EQUIPMENT -- 2.0%
   270,300   Dover Corporation....................      10,271,400
   140,000   Illinois Tool Works, Inc. ...........       9,065,000
                                                      ------------
                                                        19,336,400
                                                      ------------
             MEDIA -- 2.6%
   508,600   CBS Corporation......................      17,260,613
   112,400   Time Warner Inc. ....................       8,092,800
                                                      ------------
                                                        25,353,413
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             MEDICAL PRODUCTS AND SUPPLIES -- 5.1%
   216,100   Abbott Laboratories..................    $ 16,275,031
   163,500   Guidant Corporation..................      11,996,813
   185,500   Medtronic, Inc. .....................       9,622,813
    73,400   Warner Lambert Company...............      12,500,938
                                                      ------------
                                                        50,395,595
                                                      ------------
             MEDICAL SERVICES -- 2.6%
   393,300   HEALTHSOUTH Corporation+.............      11,036,981
   405,350   Tenet Healthcare+....................      14,719,272
                                                      ------------
                                                        25,756,253
                                                      ------------
             OFFICE SUPPLIES -- 1.0%
   279,200   IKON Office Solutions, Inc. .........       9,649,850
                                                      ------------
             OIL -- INTERNATIONAL -- 1.6%
210,200...   Mobil Corporation....................      16,106,575
                                                      ------------
             OIL SERVICES -- 3.5%
163,700...   Diamond Offshore Drilling............       7,427,888
328,600...   Halliburton Company..................      16,491,613
137,000...   Schlumberger Ltd. ...................      10,377,750
                                                      ------------
                                                        34,297,251
                                                      ------------
             PRINTING AND PUBLISHING -- 1.1%
   151,600   Gannett Company, Inc. ...............      10,896,250
                                                      ------------
             PROFESSIONAL SERVICES -- 1.9%
441,525...   Service Corporation International....      18,737,217
                                                      ------------
             RECREATION -- 2.0%
   156,000   Carnival Corporation.................      10,881,000
    84,700   Disney (Walt) Company................       9,041,725
                                                      ------------
                                                        19,922,725
                                                      ------------
             RESTAURANTS AND LODGING -- 1.7%
423,754...   Cendant Corporation+.................      16,791,252
                                                      ------------
             RETAIL -- 8.1%
   462,300   CompUSA, Inc.+.......................      12,019,800
   140,100   CVS Corporation......................      10,577,550
    88,600   Dayton Hudson Corporation............       7,796,800
   205,400   Federated Department Stores+.........      10,642,288
    93,000   Home Depot Inc. .....................       6,271,688
   163,450   Lowe's Companies Inc. ...............      11,472,147
   618,250   OfficeMax, Inc.+.....................      11,051,219
   215,650   TJX Companies, Inc. .................       9,758,162
                                                      ------------
                                                        79,589,654
                                                      ------------

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             TELECOMMUNICATIONS -- 3.0%
    44,600   Lucent Technologies..................    $  5,703,225
    49,000   Nokia Corporation, Class A, ADR......       5,288,937
   154,000   Northern Telecom Ltd. ...............       9,952,250
   132,400   Tellabs, Inc.+.......................       8,887,350
                                                      ------------
                                                        29,831,762
                                                      ------------
             UTILITIES -- TELEPHONE -- 1.1%
   104,550   AirTouch Communications, Inc.+.......       5,116,416
   126,900   WorldCom Inc.+.......................       5,464,631
                                                      ------------
                                                        10,581,047
                                                      ------------
             TOTAL COMMON STOCKS
             (Cost $649,043,944)..................     974,211,833
                                                      ============
INVESTMENT COMPANY -- 1.6% (Cost $15,352,789)
15,352,789   Nations Cash Reserves(a).............      15,352,789
                                                      ============
TOTAL INVESTMENTS
 (Cost $664,396,733*).....................  100.8%   989,564,622
OTHER ASSETS AND
 LIABILITIES (NET)........................   (0.8)    (8,091,303)
                                            -----   ------------
NET ASSETS................................  100.0%  $981,473,319
                                            =====   ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $334,457,884 and gross depreciation of $9,493,066 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $664,599,804.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 97.4%
            AEROSPACE AND DEFENSE -- 1.8%
   37,500   United Technologies Corporation.......    $  3,461,719
                                                      ------------
            APPAREL AND TEXTILES -- 3.6%
   67,400   Liz Claiborne Inc. ...................       3,361,575
   67,700   VF Corporation........................       3,558,481
                                                      ------------
                                                         6,920,056
                                                      ------------
            APPLIANCES -- 2.2%
   88,300   Maytag Corporation....................       4,221,844
                                                      ------------
            AUTOMOTIVE AND TRUCK MANUFACTURERS -- 2.2%
   66,100   Ford Motor Company....................       4,284,106
                                                      ------------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.8%
   37,300   Eaton Corporation.....................       3,550,494
                                                      ------------
            BANKS -- 4.0%
   52,700   Ahmanson (H.F.) & Company.............       4,084,250
   45,400   BankAmerica Corporation...............       3,751,175
                                                      ------------
                                                         7,835,425
                                                      ------------
            BUILDING & CONSTRUCTION -- 1.8%
   64,600   USG Corporation+......................       3,500,512
                                                      ------------
            CHEMICALS -- BASIC -- 1.5%
   28,600   Rohm & Haas Company...................       2,954,737
                                                      ------------
            COMPUTER RELATED -- 4.7%
   74,000   Dell Computer Corporation+............       5,013,500
   54,800   Storage Technology Corporation+.......       4,168,225
                                                      ------------
                                                         9,181,725
                                                      ------------
            COMPUTER SOFTWARE -- 6.1%
  105,700   Compuware Corporation+................       5,218,937
   38,600   Microsoft Corporation+................       3,454,700
  117,500   Symantec Corporation+.................       3,165,156
                                                      ------------
                                                        11,838,793
                                                      ------------
            DRUGS -- 0.4%
    9,000   Schering-Plough Corporation...........         735,188
                                                      ------------
            ELECTRIC POWER -- 2.0%
   96,800   DTE Energy Company....................       3,805,450
                                                      ------------
            ELECTRONICS -- 3.3%
   87,500   SCI Systems Inc.+.....................       3,117,187
   54,700   Sundstrand Corporation................       3,309,350
                                                      ------------
                                                         6,426,537
                                                      ------------
            FINANCIAL SERVICES -- 9.6%
   94,600   GreenPoint Financial Corporation......       3,399,688
   50,100   Morgan Street Dean Witter Discover+...       3,651,038
  106,675   Paine Webber Group, Inc. .............       4,280,334


 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
   74,050   SLM Holding Corporation...............    $  3,230,431
   68,150   Travelers Group Inc. .................       4,089,000
                                                      ------------
                                                        18,650,491
                                                      ------------
            FOOD -- 3.6%
   57,900   Dean Foods Company....................       2,913,094
  108,988   Safeway Inc.+.........................       4,025,744
                                                      ------------
                                                         6,938,838
                                                      ------------
            HOUSEWARES -- 1.9%
  111,100   Premark International, Inc. ..........       3,680,188
                                                      ------------
            INSTRUMENTS -- CONTROLS -- 1.8%
   67,300   Parker Hannifin Corporation...........       3,449,125
                                                      ------------
            INSURANCE -- 7.8%
   38,100   Allstate Corporation..................       3,502,819
   76,300   Equitable Companies, Inc. ............       4,306,181
   53,000   MGIC Investment Corporation...........       3,481,438
   78,300   Sunamerica Inc. ......................       3,748,613
                                                      ------------
                                                        15,039,051
                                                      ------------
            MACHINERY AND EQUIPMENT -- 3.6%
   63,500   Caterpillar Inc. .....................       3,496,469
   73,300   Ingersoll-Rand Company................       3,513,819
                                                      ------------
                                                         7,010,288
                                                      ------------
            MEDICAL PRODUCTS AND SUPPLIES -- 4.4%
   59,400   Guidant Corporation...................       4,358,475
   41,200   Pfizer Inc.+..........................       4,107,125
                                                      ------------
                                                         8,465,600
                                                      ------------
            OIL REFINING AND MARKETING -- 5.7%
   65,300   Ashland Inc. .........................       3,697,612
   98,600   BJ Services Company+..................       3,592,737
   89,700   Sun Company...........................       3,666,487
                                                      ------------
                                                        10,956,836
                                                      ------------
            PAPER & RELATED PRODUCTS -- 1.7%
   72,000   Fort James Corporation................       3,298,500
                                                      ------------
            RETAIL -- DISCOUNT -- 2.3%
  100,500   TJX Companies Inc. ...................       4,547,625
                                                      ------------
            RETAIL -- GENERAL -- 6.5%
   50,000   Dayton Hudson Corporation.............       4,400,000
   78,900   Costco Companies, Inc.+...............       4,211,288
   54,600   Lowe's Companies......................       3,832,238
                                                      ------------
                                                        12,443,526
                                                      ------------
            STEEL -- 1.7%
   86,600   USX-U.S. Steel Group..................       3,269,150
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            TELECOMMUNICATIONS -- 4.3%
   60,000   AT&T Corporation......................    $  3,937,500
   34,800   Lucent Technologies...................       4,450,050
                                                      ------------
                                                         8,387,550
                                                      ------------
            TRANSPORTATION -- AIRLINES -- 3.6%
   46,900   FDX Corporation+......................       3,335,762
   38,200   UAL Corporation+......................       3,550,212
                                                      ------------
                                                         6,885,974
                                                      ------------
            UTILITIES -- NATURAL GAS -- 3.5%
   41,100   Columbia Gas Systems Inc. ............       3,195,525
   85,900   NICOR Inc. ...........................       3,629,275
                                                      ------------
                                                         6,824,800
                                                      ------------
            TOTAL COMMON STOCKS (Cost
             $138,422,214)........................     188,564,128
                                                      ============
INVESTMENT COMPANY -- 2.5% (Cost $4,774,000)
4,774,000   Nations Cash Reserves(a)..............       4,774,000
                                                      ============
TOTAL INVESTMENTS (Cost $143,196,214*).....   99.9%   193,338,128
OTHER ASSETS AND LIABILITIES (NET).........    0.1        170,315
                                             -----   ------------
NET ASSETS.................................  100.0%  $193,508,443
                                             =====   ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $51,164,558 and gross depreciation of $1,085,355 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $143,258,925.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Focused Equities Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 93.5%
             AGRICULTURAL OPERATIONS -- 4.4%
    30,493   Delta and Pine Land Company...........    $ 1,585,636
                                                       -----------
             APPLICATIONS SOFTWARE -- 2.3%
    15,850   PeopleSoft, Inc.+.....................        835,097
                                                       -----------
             AUTOMOTIVE -- CARS & LIGHT TRUCKS -- 11.5%
    50,949   Ford Motor Company....................      3,302,132
     1,017   Volkswagen AG. .......................        795,686
                                                       -----------
                                                         4,097,818
                                                       -----------
             BEVERAGES -- NON-ALCOHOLIC -- 4.2%
    40,929   Coca-Cola Enterprises Inc. ...........      1,501,583
                                                       -----------
             BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.9%
    18,274   MDC Holdings Inc. ....................        324,363
                                                       -----------
             CHEMICALS -- DIVERSIFIED -- 3.1%
    21,000   Monsanto Company......................      1,092,000
                                                       -----------
             COMPUTER -- MICRO -- 9.2%
    48,453   Dell Computer Corporation+............      3,282,691
                                                       -----------
             COMPUTER SOFTWARE -- 2.9%
    11,470   Microsoft Corporation+................      1,026,565
                                                       -----------
             DIVERSIFIED MANUFACTURING OPERATIONS -- 3.0%
    12,633   General Electric Company..............      1,088,807
                                                       -----------
             FINANCE -- CONSUMER LOANS -- 2.5%
    20,739   SLM Holding Corporation...............        904,738
                                                       -----------
             FINANCE -- INVESTMENT BANKERS/BROKERS -- 4.3%
    18,556   Merrill Lynch & Company Inc. .........      1,540,148
                                                       -----------
             FINANCE -- MORTGAGE LOAN/BROKER -- 2.0%
    11,428   Federal National Mortgage
              Association..........................        722,821
                                                       -----------
             HOTELS & MOTELS -- 1.9%
    19,509   Four Seasons Hotels, Inc. ............        665,745
                                                       -----------
             MACHINERY CONSTRUCTION & MINING -- 3.5%
    22,756   Caterpillar Inc. .....................      1,253,002
                                                       -----------
             MEDICAL -- DRUGS -- 11.3%
    22,264   Pfizer, Inc. .........................      2,219,443
     7,388   Schering-Plough Corporation...........        603,507
     7,187   Warner-Lambert Company................      1,224,036
                                                       -----------
                                                         4,046,986
                                                       -----------
             MONEY CENTER BANKS -- 5.4%
    13,689   Citicorp..............................      1,943,838
                                                       -----------
             MULTIMEDIA -- 3.6%
    18,120   Time Warner Inc. .....................      1,304,640
                                                       -----------
             NETWORKING PRODUCTS -- 2.5%
    13,065   Cisco Systems, Inc.+..................        893,319
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             RENTAL AUTO & EQUIPMENT -- 0.4%
     2,896   Hertz Corporation, Class A............    $   133,216
                                                       -----------
             RESORTS & THEME PARKS -- 5.2%
    32,250   Premier Parks Inc.+...................      1,870,500
                                                       -----------
             RETAIL -- BUILDING PRODUCTS -- 0.3%
     1,389   Home Depot, Inc. .....................         93,671
                                                       -----------
             RETAIL -- DISCOUNT -- 1.2%
     8,758   Wal Mart Stores Inc. .................        445,016
                                                       -----------
             RETAIL -- DRUG STORE -- 1.1%
    16,000   Duane Reade Inc.+.....................        409,000
                                                       -----------
             SUPER REGIONAL BANKS -- U.S. -- 2.3%
     2,481   Wells Fargo & Company.................        821,831
                                                       -----------
             TELECOMMUNICATION EQUIPMENT -- 4.5%
     3,267   Lucent Technologies...................        417,768
    18,345   Northern Telecommunications, Ltd. ....      1,185,546
                                                       -----------
                                                         1,603,314
                                                       -----------
             TOTAL COMMON STOCKS
             (Cost $30,206,909)....................     33,486,345
                                                       ===========
RIGHTS -- 0.1% (Cost $0)
     1,017   Volkswagen AG, Expires 04/03/98.......         18,463
                                                       ===========

PRINCIPAL
  AMOUNT
---------
U.S. GOVERNMENT AGENCY -- 9.8% (Cost $3,500,000)
$3,500,000   Federal Home Loan Bank,
              5.650% 04/01/98**....................      3,500,000
                                                       ===========
  SHARES
---------
INVESTMENT COMPANY -- 0.2% (Cost $83,000)
    83,000   Nations Cash Reserves(a)..............         83,000
                                                       ===========
TOTAL INVESTMENTS
 (Cost $33,789,909*).........................  103.6%   37,087,808
OTHER ASSETS AND
 LIABILITIES (NET)...........................   (3.6)   (1,309,529)
                                               -----   -----------
NET ASSETS...................................  100.0%  $35,778,279
                                               =====   ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $3,390,963 and gross depreciation of $107,851 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $33,804,696.

** Rate represents annualized yield at date of purchase.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- 96.6%
            APPAREL AND TEXTILES -- 5.4%
  105,000   Columbia Sportswear Company...........    $  2,218,125
   19,900   Jones Apparel Group, Inc.+............       1,095,744
   51,400   Land's End Inc.+......................       1,895,375
  100,000   Stage Stores, Inc.+...................       5,162,500
  100,000   The Men's Wearhouse, Inc.+............       3,700,000
  115,000   Tommy Hilfiger Corporation............       6,907,187
                                                      ------------
                                                        20,978,931
                                                      ------------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.6%
  184,600   Superior Industries International
             Inc..................................       6,126,412
                                                      ------------
            BANKS -- 1.1%
   55,000   Northern Trust Company................       4,111,250
                                                      ------------
            BEVERAGES -- 1.6%
  169,000   Coca Cola Enterprises Inc. ...........       6,200,187
                                                      ------------
            BIO SPECIALTY PHARMACEUTICALS -- 1.6%
  129,000   Biogen, Inc.+.........................       6,216,187
                                                      ------------
            BUILDING SUPPLIES -- 1.7%
   95,000   Southdown Inc. .......................       6,620,312
                                                      ------------
            CHEMICALS -- SPECIALTY -- 1.3%
   93,900   Cytec Industries Inc.+................       5,170,368
                                                      ------------
            CIRCUITS -- 1.5%
   84,700   Linear Technology Corporation.........       5,844,300
                                                      ------------
            COMPUTER RELATED -- 2.2%
   70,000   Comverse Technology Inc.+.............       3,421,250
   57,200   Diebold, Inc. ........................       2,516,800
  103,000   Symantec Corporation..................       2,774,563
                                                      ------------
                                                         8,712,613
                                                      ------------
            COMPUTER SERVICES -- 1.6%
   39,000   Networks Associates Inc. .............       2,583,750
   81,000   Sterling Commerce.....................       3,756,375
                                                      ------------
                                                         6,340,125
                                                      ------------
            COMPUTER SOFTWARE -- 6.1%
   55,200   BMC Software, Inc.+...................       4,626,450
   97,600   Check Point Software Technology.......       4,459,100
  130,100   Compuware Corporation+................       6,423,687
  115,100   Remedy Corporation....................       2,258,838
   90,000   Structural Dynamics Research
             Corporation..........................       2,238,750
  104,000   SunGard Data Systems, Inc.+...........       3,828,500
                                                      ------------
                                                        23,835,325
                                                      ------------


 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            ELECTRIC COMPONENTS -- 4.5%
  212,000   Atmel Corporation.....................    $  3,193,250
  114,000   Maxim Integrated Products Inc. .......       4,153,875
  126,000   Solectron.............................       5,323,500
  127,200   Xilinx Inc. ..........................       4,762,050
                                                      ------------
                                                        17,432,675
                                                      ------------
            ELECTRIC POWER -- 2.5%
  108,000   AES Corporation+......................       5,663,250
   90,000   CMS Energy Corporation................       4,224,375
                                                      ------------
                                                         9,887,625
                                                      ------------
            ELECTRONICS -- 4.3%
  147,000   ADC Telecommunications Inc.+..........       4,051,688
  119,000   Analog Devices, Inc.+.................       3,956,750
  138,000   Parametric Technology.................       4,597,125
   65,000   Sundstrand Corporation................       3,932,500
                                                      ------------
                                                        16,538,063
                                                      ------------
            ENVIRONMENTAL -- 1.1%
  100,000   USA Waste Service Inc.+...............       4,456,250
                                                      ------------
            EXPLORATION AND DRILLING -- 2.3%
  170,000   BJ Services Inc.+.....................       6,194,374
   50,000   Smith International Inc.+.............       2,753,125
                                                      ------------
                                                         8,947,499
                                                      ------------
            FINANCIAL SERVICES -- 5.9%
  130,000   FIRSTPLUS Financial Group, Inc.+......       5,460,000
   33,000   Fiserv Inc. ..........................       2,091,375
  100,000   Franklin Resources Inc. ..............       5,300,000
  102,500   Green Tree Financial Corporation......       2,914,844
   59,999   Legg Mason Inc. ......................       3,558,691
  134,000   Waddell & Reed Financial, Inc. .......       3,484,000
                                                      ------------
                                                        22,808,910
                                                      ------------
            FOOD PRODUCTION -- 0.9%
  100,000   International Home Foods Inc. ........       3,325,000
                                                      ------------
            INSURANCE -- 1.6%
   48,000   Aflac Inc. ...........................       3,036,000
   56,000   Vesta Insurance Group. ...............       3,003,000
                                                      ------------
                                                         6,039,000
                                                      ------------
            MEDIA -- 1.2%
  202,000   Metro-Goldwyn-Mayer Inc. .............       4,519,750
                                                      ------------
            MEDICAL PRODUCTS AND SUPPLIES -- 6.4%
  151,000   Acuson Corporation+...................       2,736,875
   63,000   Centocor Inc. ........................       2,811,375
  173,000   DePuy, Inc.+..........................       5,244,063
  110,000   ESC Medical Systems...................       3,863,750
  121,600   Stryker Corporation...................       5,700,000
  122,000   Watson Pharmaceuticals................       4,392,000
                                                      ------------
                                                        24,748,063
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            MEDICAL SERVICES -- 7.8%
  120,200   Centennial Health Corporation.........    $  3,020,025
  128,592   Concentra Managed Care Inc. ..........       3,954,204
  116,800   Genesis Health Ventures+..............       3,285,000
   65,000   Health Care and Retirement
             Corporation..........................       2,790,938
  200,000   Health Management Associates Inc.,
             Class A+.............................       5,725,000
  133,050   National Surgery Centers, Inc.+.......       3,401,091
   68,300   Pediatrix Medical Group Inc.+.........       3,175,950
  145,500   Quorum Health Group, Inc.+............       4,892,438
                                                      ------------
                                                        30,244,646
                                                      ------------
            OIL AND GAS DRILLING -- 3.4%
  186,000   Nabors Industries Inc. ...............       4,405,875
  138,000   Noble Drilling Corporation............       4,217,625
   92,000   Transocean Offshore Inc. .............       4,732,250
                                                      ------------
                                                        13,355,750
                                                      ------------
            OIL -- DOMESTIC -- 1.4%
  215,800   Global Marine, Inc.+..................       5,341,050
                                                      ------------
            OIL SERVICES -- 4.3%
   85,000   Camco International Companies Inc. ...       5,142,500
   97,000   Pioneer Natural Resources.............       2,412,875
   16,800   Tidewater, Inc. ......................         736,050
  148,000   Tosco Corporation.....................       5,217,000
  126,000   Varco International Inc. .............       3,244,500
                                                      ------------
                                                        16,752,925
                                                      ------------
            PAPER AND FOREST PRODUCTS -- 1.1%
  130,000   Caraustar Industries, Inc. ...........       4,290,000
                                                      ------------
            PRINTING AND PUBLISHING -- 1.5%
  105,200   Belo (A.H.) Corporation, Class A......       5,786,000
                                                      ------------
            PROFESSIONAL SERVICES -- 2.2%
  230,000   Personnel Group of America, Inc.+.....       5,232,500
  305,000   Philip Services Corporation...........       3,183,438
      426   Siebel Systems Inc. ..................          12,248
                                                      ------------
                                                         8,428,186
                                                      ------------
            REAL ESTATE -- 1.2%
  200,000   Cabot Industrial Trust................       4,762,500
                                                      ------------
            RECREATION -- 0.6%
   75,000   International Speedway Corporation+...       2,296,875
                                                      ------------
            RESTAURANTS AND LODGING -- 3.2%
  245,600   La Quinta Inns Inc. ..................       5,157,600
   50,000   Papa John's International Inc.+.......       1,918,750
  108,355   Promus Hotel Corporation+.............       5,173,950
                                                      ------------
                                                        12,250,300
                                                      ------------
            RETAIL -- DISCOUNT -- 0.5%
   50,000   Dollar General Corporation............       1,934,375
                                                      ------------


 SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- SPECIALTY -- 2.1%
   95,000   Bed Bath & Beyond Inc.+...............    $  4,387,813
  154,500   Staples Inc. .........................       3,582,469
                                                      ------------
                                                         7,970,282
                                                      ------------
            SEMICONDUCTORS -- 2.4%
  121,000   Altera Corporation+...................       4,567,750
  100,000   Vitesse Semiconductor Corporation+....       4,715,625
                                                      ------------
                                                         9,283,375
                                                      ------------
            TELECOMMUNICATION EQUIPMENT -- 1.9%
  104,000   Advanced Fibre Communication+.........       3,783,000
  114,000   ECI Telecom Ltd. ADR..................       3,505,500
                                                      ------------
                                                         7,288,500
                                                      ------------
            TELECOMMUNICATIONS -- 0.8%
   90,000   Reltec Corporation+...................       3,189,375
                                                      ------------
            TELEVISION -- 1.3%
  250,000   TV Azteca S.A. de C.V., ADR...........       4,906,250
                                                      ------------
            TECHNOLOGY -- 0.8%
   75,000   Uniphase Corporation..................       3,154,688
                                                      ------------
            TRANSPORTATION -- AIRLINES -- 1.6%
  228,725   Comair Holdings Inc. .................       6,061,212
                                                      ------------
            WATER TREATMENT SYSTEMS -- 0.7%
   81,000   US Filter Corporation.................       2,845,125
                                                      ------------
            OTHER -- 1.4%
  110,000   Atl Ultrasound Inc. ..................       5,596,250
                                                      ------------
            TOTAL COMMON STOCKS
             (Cost $272,410,744)..................     374,596,509
                                                      ============
INVESTMENT COMPANY -- 1.8% (Cost $7,116,000)
7,116,000   Nations Cash Reserves(a)..............       7,116,000
                                                      ============
TOTAL INVESTMENTS
 (Cost $279,526,744*).....................   98.4%    381,712,509
OTHER ASSETS AND
 LIABILITIES (NET)........................    1.6       6,203,134
                                            -----    ------------
NET ASSETS................................  100.0%   $387,915,643
                                            =====    ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $112,732,807 and gross depreciation of $10,910,759 for federal income tax purposes. March 31, 1998, the aggregate cost of securities for federal income tax purposes was $279,890,461.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- 94.5%
             ADVERTISING SALES -- 1.0%
    72,112   HA-LO Industries, Inc.+..............    $  2,519,413
                                                      ------------
             AEROSPACE AND DEFENSE -- 2.0%
   174,750   REMEC, Inc. .........................       5,013,141
                                                      ------------
             APPAREL AND TEXTILES -- 4.0%
    78,178   Culp, Inc. ..........................       1,602,649
    57,400   Delta Woodside Industries, Inc. .....         322,875
   106,000   Galey & Lord, Inc.+..................       2,438,000
    66,000   Tefron Ltd.+.........................       1,608,750
   113,700   Quicksilver, Inc.+...................       4,064,775
                                                      ------------
                                                        10,037,049
                                                      ------------
             BANKS -- 1.1%
    73,000   City National Corporation............       2,774,000
                                                      ------------
             BUILDING MATERIALS -- 4.0%
   121,400   Advanced Lighting Technologies+......       3,141,225
   123,700   Group Maintenance America
              Corporation+........................       2,095,169
    83,700   Service Experts, Inc.+...............       2,631,319
    28,600   Southdown, Inc. .....................       1,993,063
                                                      ------------
                                                         9,860,776
                                                      ------------
             COAL, GAS AND PIPELINE -- 1.1%
    77,500   Kinder Morgan Energy
              Partners, L.P.  ....................       2,688,281
                                                      ------------
             COMMERCIAL SERVICES -- 2.6%
    94,200   Lason Holdings, Inc.+................       3,556,050
   154,900   PMT Services+........................       2,778,519
                                                      ------------
                                                         6,334,569
                                                      ------------
             COMMUNICATIONS SOFTWARE -- 0.8%
    50,600   Avid Technology, Inc.+...............       2,080,925
                                                      ------------
             COMPUTER SERVICES -- 2.0%
   115,800   Aehr Test Systems+...................         694,800
   130,400   Cybex Computer Products
              Corporation+........................       4,246,150
                                                      ------------
                                                         4,940,950
                                                      ------------
             COMPUTER SOFTWARE -- 4.5%
   116,700   3Dlabs Inc., Ltd.+...................       2,844,563
    74,400   BARRA, Inc.+.........................       2,120,400
    23,700   Dataworks+...........................         625,087
    72,500   Progress Software Corporation+.......       2,175,000
   231,900   Rogue Wave Software+.................       3,492,994
                                                      ------------
                                                        11,258,044
                                                      ------------
             CONSTRUCTION -- 3.6%
    43,900   Champion Enterprises, Inc.+..........       1,171,581
   102,300   Kaufman & Broad Home Corporation.....       3,331,144


  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             CONSTRUCTION -- (CONTINUED)
    53,100   Oakwood Homes Corporation............    $  1,944,788
    52,800   Pulte Corporation....................       2,455,200
                                                      ------------
                                                         8,902,713
                                                      ------------
             CONSUMER PRODUCTS -- 0.4%
    29,500   Russ Berrie & Company, Inc. .........         894,219
                                                      ------------
             COSMETICS AND TOILETRY -- 1.4%
   113,525   Alberto-Culver Company...............       3,455,417
                                                      ------------
             ELECTRONICS -- 5.2%
   124,900   Aeroflex Inc.+.......................       1,654,925
   131,000   Aneren Microwave, Inc.+..............       2,882,000
    67,300   Electro Scientific Industries,
              Inc.+...............................       2,599,462
    67,750   Esterline Technologies
              Corporation+........................       2,858,203
   109,900   Sawtek Inc.+.........................       2,788,713
                                                      ------------
                                                        12,783,303
                                                      ------------
             ELECTRONICS -- SEMICONDUCTOR -- 2.9%
   149,400   AstroPower, Inc. ....................       1,297,912
    59,400   Plexus Corporation+..................       1,180,575
   142,100   SDL, Inc.  ..........................       3,374,875
    53,400   Watkins-Johnson Company..............       1,445,138
                                                      ------------
                                                         7,298,500
                                                      ------------
             EXPLORATION AND DRILLING -- 2.3%
    59,300   Cliffs Drilling Company..............       2,449,831
   130,900   Parker Drilling Company+.............       1,374,450
    63,100   Varco International, Inc.+...........       1,624,825
    26,700   Wiser Oil Company....................         340,425
                                                      ------------
                                                         5,789,531
                                                      ------------
             FINANCIAL SERVICES -- 1.0%
   190,100   IMC Mortgage Company+................       2,542,587
                                                      ------------
             FOOD -- 0.6%
    42,400   American Italian Pasta Company+......       1,531,700
                                                      ------------
             FURNITURE AND APPLIANCES -- 1.3%
    51,900   Ethan Allen Interiors Inc. ..........       3,101,025
                                                      ------------
             INSTRUMENTS -- SCIENTIFIC -- 1.0%
    46,500   Dionex Corporation+..................       2,592,375
                                                      ------------
             INSURANCE -- 3.2%
    62,903   Delphi Financial Group, Inc.,
              Class A.............................       3,349,585
   101,380   Frontier Insurance Group, Inc. ......       2,800,622
    41,000   Triad Guaranty, Inc.+................       1,681,000
                                                      ------------
                                                         7,831,207
                                                      ------------
             MACHINERY AND EQUIPMENT -- 3.5%
    49,000   Applied Power, Inc., Class A.........       1,886,500
    39,287   DT Industries, Inc. .................       1,507,639
   102,975   Gardner Denver Machinery Inc.+.......       3,050,634

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             MACHINERY AND EQUIPMENT -- (CONTINUED)
   103,500   MagneTek, Inc.+......................    $  1,947,094
    16,700   Ritchie Brothes Auctioneers+.........         401,844
                                                      ------------
                                                         8,793,711
                                                      ------------
             MANUFACTURING INDUSTRIES -- 1.1%
    64,400   Kaydon Corporation...................       2,632,350
                                                      ------------
             MEDICAL BIOTECHNOLOGY -- 2.3%
    42,800   Human Genome Sciences, Inc.+.........       1,703,975
    11,747   Martek Biosciences Corporation+......         178,408
   163,100   Molecular Dynamics, Inc.+............       2,354,756
    90,700   Vical, Inc.+.........................       1,428,525
                                                      ------------
                                                         5,665,664
                                                      ------------
             MEDICAL PRODUCTS AND SUPPLIES -- 4.3%
   119,200   Coherent, Inc.+......................       2,883,150
    97,991   Henry Schein, Inc.+..................       4,066,626
    92,750   Invacare Corporation.................       2,411,500
   116,700   Somnus Medical Technologies+.........       1,385,813
                                                      ------------
                                                        10,747,089
                                                      ------------
             MEDICAL SERVICES -- 3.0%
    84,500   Acuson Corporation+..................       1,531,562
   169,800   Orthodontic Centers of America+......       3,682,538
    49,900   Province Healthcare Company+.........       1,309,875
    47,600   Shire Pharmaceuticals
              Group Plc, ADR+.....................       1,020,425
                                                      ------------
                                                         7,544,400
                                                      ------------
             METALS AND MINING -- 0.8%
   138,600   AMCOL International Corporation......       2,096,325
                                                      ------------
             MULTIMEDIA -- 1.4%
    42,900   Pulitizer Publishing Company.........       3,426,638
                                                      ------------
             OIL SERVICES -- 2.3%
   192,200   Core Laboratories N.V.+..............       4,684,875
    19,700   SECOR SMIT Inc.+.....................       1,146,294
                                                      ------------
                                                         5,831,169
                                                      ------------
             PHOTO AND OPTICAL -- 0.5%
    51,600   Innovex, Inc. .......................       1,257,750
                                                      ------------
             PRINTING AND PUBLISHING -- 0.5%
    37,925   McClatchy Newspapers, Inc.,
              Class A.............................       1,130,639
                                                      ------------
             PROFESSIONAL SERVICES -- 5.8%
    68,800   AHL Services+........................       2,244,600
    44,300   Best Software, Inc.+.................         670,037


  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             PROFESSIONAL SERVICES -- (CONTINUED)
    95,100   Career Education Corporation+........    $  2,092,200
   114,500   Inacom Corporation+..................       3,163,062
   182,800   SCB Computer Technology, Inc.+.......       4,204,400
    72,300   Trammell Crow Company+...............       2,060,550
                                                      ------------
                                                        14,434,849
                                                      ------------
             RESTAURANTS AND LODGING -- 0.6%
   106,300   NPC International Inc.+..............       1,408,475
                                                      ------------
             RETAIL -- DISCOUNT -- 1.9%
    52,900   BJ'S Wholesale Club, Inc.+...........       2,063,100
    80,800   ShopKo Stores, Inc.+.................       2,560,350
                                                      ------------
                                                         4,623,450
                                                      ------------
             RETAIL -- GENERAL -- 1.5%
    41,900   Pentacon Inc.+.......................         586,600
    78,200   Neiman Marcus Group, Inc.+...........       3,211,087
                                                      ------------
                                                         3,797,687
                                                      ------------
             RETAIL -- SPECIALTY -- 4.4%
    47,900   Eagle Hardware & Garden, Inc.+.......         844,237
    80,675   Fabri-Centers of America,
              Class A+............................       2,511,009
   104,600   Fossil, Inc.+........................       3,386,425
    47,625   Pacific Sunwear of California+.......       1,976,437
    36,900   Williams-Sonoma, Inc.+...............       2,135,588
                                                      ------------
                                                        10,853,696
                                                      ------------
             SAVINGS AND LOANS -- 1.3%
    88,600   First Republic Bank+.................       3,189,600
                                                      ------------
             STEEL -- 0.4%
    84,950   Steel Technologies Inc. .............       1,016,745
                                                      ------------
             TELECOMMUNICATIONS -- 7.6%
   218,925   Allen Telecom Inc.+..................       3,448,069
    83,400   CellStar Corporation+................       2,668,800
   144,000   Gilat Communications Ltd.+...........       1,566,000
   187,800   Harmonic Lightwaves, Inc.+...........       3,028,275
   120,800   LCC International, Inc.+.............       2,400,900
    99,600   Spectrian Corporation+...............       1,655,850
   242,900   Stanford Telecommunications, Inc.+...       4,098,937
                                                      ------------
                                                        18,866,831
                                                      ------------
             TELECOMMUNICATIONS EQUIPMENT -- 2.6%
   210,100   ANTEC Corporation+...................       3,151,500
   220,300   Proxim, Inc.+........................       3,359,575
                                                      ------------
                                                         6,511,075
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1998

  SHARES                                                 VALUE
------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- AIRLINES -- 2.7%
    74,650   Air Express International
              Corporation.........................    $  1,982,891
    71,800   Airborne Freight Corporation.........       2,701,475
   112,800   Midway Airlines Corporation+.........       2,129,100
                                                      ------------
                                                         6,813,466
                                                      ------------
             TOTAL COMMON STOCKS
             (Cost $186,161,821)..................     234,871,334
                                                      ============
INVESTMENT COMPANY -- 7.2% (Cost $17,961,000)
17,961,000   Nations Cash Reserves(a).............      17,961,000
                                                      ============
TOTAL INVESTMENTS
 (Cost $204,122,821*).....................  101.7%    252,832,334
OTHER ASSETS AND
 LIABILITIES (NET)........................   (1.7)     (4,127,183)
                                            -----    ------------
NET ASSETS................................  100.0%   $248,705,151
                                            =====    ============

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $52,405,859 and gross depreciation of $3,696,346 for federal income tax purposes. At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $204,122,821.

 + Non-income producing security.

(a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

Comprehensive Abbreviation Listing for all 3/31/98 Nations
Domestic Stock Funds:

ABBREVIATIONS:

ADR     American Depositary Receipt
GOLD    Payments are on an accelerated 45-day payment cycle
        instead of a 75-day cycle
MTN     Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1998

                                                                BALANCED         EQUITY                         GROWTH &
                                                                 ASSETS          INCOME           VALUE          INCOME
                                                                ----------------------------------------------------------
ASSETS:
Investments, at value, See accompanying schedules...........  $118,484,635   $1,146,640,038   $2,560,577,915   $12,458,336
Short-term investments held as collateral for loaned
  securities................................................     1,131,571        6,779,281       42,397,955            --
Cash........................................................           670              161              149        61,450
Dividends receivable........................................       149,090        1,706,117        3,628,217         3,680
Interest receivable.........................................       493,864          930,277               --            --
Receivable for Fund shares sold.............................       197,971        1,666,003        2,823,341       797,100
Receivable for investment securities sold...................     2,360,189               --       15,320,170       204,497
Receivable from investment advisor..........................            --               --               --        11,151
Receivable for variation margin.............................            --               --               --            --
Unamortized organization costs..............................            --               --               --            --
Prepaid expenses and other assets...........................            --            8,737           13,258        57,875
                                                              ------------   --------------   --------------   -----------
    Total Assets............................................   122,817,990    1,157,730,614    2,624,761,005    13,594,089
                                                              ------------   --------------   --------------   -----------
LIABILITIES:
Collateral on securities loaned.............................     1,131,571        6,779,281       42,397,955            --
Payable for Fund shares redeemed............................       275,740        9,588,242       11,514,144         9,577
Payable for investment securities purchased.................     2,107,033          959,420        6,771,260     1,476,914
Investment advisory fee payable.............................        74,807          604,286        1,640,004         6,505
Administration fee payable..................................         9,974           96,480          218,694           765
Shareholder servicing and distribution fees payable.........       213,618          404,339          463,497         6,792
Transfer agent fees payable.................................        14,424           63,318           63,181         1,482
Custodian fees payable......................................         5,935           24,085           21,120           500
Accrued Trustees'/Directors' fees and expenses..............        11,934           29,160           96,444            51
Accrued expenses and other payables.........................        36,347          269,471          343,752         8,441
                                                              ------------   --------------   --------------   -----------
    Total Liabilities.......................................     3,881,383       18,818,082       63,530,051     1,511,027
                                                              ------------   --------------   --------------   -----------
NET ASSETS..................................................  $118,936,607   $1,138,912,532   $2,561,230,954   $12,083,062
                                                              ============   ==============   ==============   ===========
Investments, at cost........................................  $112,900,482   $  922,963,141   $1,782,129,332   $11,330,167
                                                              ============   ==============   ==============   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

                                                                                 SMALL
       EQUITY        CAPITAL      DISCIPLINED      FOCUSED       EMERGING       COMPANY
       INDEX          GROWTH         EQUITY       EQUITIES        GROWTH         GROWTH
------------------------------------------------------------------------------------------
    $659,851,619   $989,564,622   $193,338,128   $37,087,808   $381,712,509   $252,832,334
         792,679     11,452,643      5,107,552            --     13,817,177      8,681,166
          15,678            856            961           631              7        110,740
         709,680        436,148        161,753         6,815         60,973        125,783
              --             --             --            --             --             --
           6,306        966,082        465,459     1,932,442      9,290,216         88,134
       1,645,657             --             --       748,752        350,085        584,061
              --             --             --            --             --             --
          21,600             --             --            --             --             --
           1,000             --             --            --             --             --
           3,378             --          1,257        55,810             --          7,091
    ------------   ------------   ------------   -----------   ------------   ------------
     663,047,597   1,002,420,351   199,075,110    39,832,258    405,230,967    262,429,309
    ------------   ------------   ------------   -----------   ------------   ------------
         792,679     11,452,643      5,107,552            --     13,817,177      8,681,166
         774,115      4,108,208        202,643        13,355        765,409         94,340
          21,405      4,486,900             --     3,987,993      2,217,545      4,745,200
         112,001        623,383        120,213        18,874        246,626        150,655
          55,862         83,118         16,031         2,221         32,883         20,091
             600        115,460         71,487        18,102         75,719         12,710
          17,347             --          4,077         1,542         27,971             --
           3,376             --          8,991           500         22,660          5,857
          29,143         50,490          7,878            63         20,029          1,994
              --         26,830         27,795        11,329         89,305         12,145
    ------------   ------------   ------------   -----------   ------------   ------------
       1,806,528     20,947,032      5,566,667     4,053,979     17,315,324     13,724,158
    ------------   ------------   ------------   -----------   ------------   ------------
    $661,241,069   $981,473,319   $193,508,443   $35,778,279   $387,915,643   $248,705,151
    ============   ============   ============   ===========   ============   ============
    $359,436,659   $664,396,733   $143,196,214   $33,789,909   $279,526,744   $204,122,821
    ============   ============   ============   ===========   ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

                                                                BALANCED          EQUITY                           GROWTH &
                                                                 ASSETS           INCOME            VALUE           INCOME
                                                                -------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital.............................................  $106,187,149    $  846,750,555    $1,580,421,091    $10,937,579
Undistributed net investment income/(distributions in excess
  of net investment income).................................        40,895           334,658           214,914          8,864
Accumulated net realized gain on investments, futures
  contracts and foreign currency............................     7,124,410        68,150,422       202,146,366          8,450
Net unrealized appreciation of investments and futures
  contracts.................................................     5,584,153       223,676,897       778,448,583      1,128,169
                                                              ------------    --------------    --------------    -----------
                                                              $118,936,607    $1,138,912,532    $2,561,230,954    $12,083,062
                                                              ============    ==============    ==============    ===========
NET ASSETS:
Primary A Shares............................................  $ 20,299,057    $  915,629,746    $2,248,459,760    $ 2,516,552
Primary B Shares............................................     1,868,237                15                16             --
Investor A Shares...........................................    16,009,098        68,005,666       149,167,350      1,141,185
Investor B Shares...........................................    78,812,762       144,928,916       149,634,527      7,906,976
Investor C Shares...........................................     1,947,453        10,348,189        13,969,301        518,349
SHARES OUTSTANDING:
Primary A Shares............................................     1,766,055        65,661,525       112,856,183        209,276
Primary B Shares............................................       162,469                 1                 1             --
Investor A Shares...........................................     1,395,183         4,895,379         7,489,407         94,910
Investor B Shares...........................................     6,882,051        10,446,734         7,552,142        657,732
Investor C Shares...........................................       170,680           738,388           707,297         43,119
PRIMARY A SHARES:
Net asset value, offering and redemption price per share....        $11.49            $13.94            $19.92         $12.03
PRIMARY B SHARES:
Net asset value, offering and redemption price per share....        $11.50            $13.94            $19.98            N/A
INVESTOR A SHARES:
Net asset value offering and redemption price per share.....        $11.47            $13.89            $19.92         $12.02
INVESTOR B SHARES:
Net asset value and offering price per share*...............        $11.45            $13.87            $19.81         $12.02
INVESTOR C SHARES:
Net asset value, offering and redemption price per share....        $11.41            $14.01            $19.75         $12.02

---------------

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1998

                                                                                 SMALL
       EQUITY        CAPITAL      DISCIPLINED      FOCUSED       EMERGING       COMPANY
       INDEX          GROWTH         EQUITY       EQUITIES        GROWTH         GROWTH
------------------------------------------------------------------------------------------
    $336,340,892   $511,353,899   $128,835,891   $32,440,792   $232,695,153   $187,951,398
          15,901             --         47,050            --             --        (37,057)
      24,482,046    144,951,531     14,483,588        39,588     53,034,725     12,081,297
     300,402,230    325,167,889     50,141,914     3,297,899    102,185,765     48,709,513
    ------------   ------------   ------------   -----------   ------------   ------------
    $661,241,069   $981,473,319   $193,508,443   $35,778,279   $387,915,643   $248,705,151
    ============   ============   ============   ===========   ============   ============
    $656,523,252   $872,149,995   $132,504,292   $ 8,808,064   $318,584,342   $235,426,998
         122,517        271,484             17            --         23,115             --
       4,595,300     43,380,333     21,725,260     6,055,805     21,590,816      6,771,642
              --     59,495,522     38,079,438    20,445,793     45,451,175      3,384,242
              --      6,175,985      1,199,436       468,617      2,266,195      3,122,269
      29,298,504     65,561,216      5,976,263       726,394     19,238,504     14,911,034
           5,454         20,560              1            --          1,409             --
         205,947      3,271,915        983,570       499,006      1,324,995        430,327
              --      4,635,709      1,765,030     1,686,148      2,918,120        217,062
              --        478,129         54,719        38,635        145,022        198,381
          $22.41         $13.30         $22.17        $12.13         $16.56         $15.79
          $22.46         $13.20         $22.17           N/A         $16.41             --
          $22.31         $13.26         $22.09        $12.14         $16.30         $15.74
             N/A         $12.83         $21.57        $12.13         $15.58         $15.59
             N/A         $12.92         $21.92        $12.13         $15.63         $15.74

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998


                                                               BALANCED        EQUITY                      GROWTH &
                                                                ASSETS         INCOME         VALUE       INCOME(a)
                                                              ------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,876, $0,
  $0, $0, $41,161, $781, $0, $0, $1,140, and $0,
  respectively).............................................  $ 2,673,199   $ 17,929,014   $ 39,537,433   $    8,727
Interest....................................................    4,825,927      4,851,981      1,756,097       10,166
Securities lending..........................................       31,090         34,637        195,550            0
                                                              -----------   ------------   ------------   ----------
    Total investment income.................................    7,530,216     22,815,632     41,489,080       18,893
                                                              -----------   ------------   ------------   ----------
EXPENSES:
Investment advisory fee.....................................    1,493,286      4,731,858     15,667,970       10,919
Administration fee..........................................      199,105        739,293      2,089,063        1,285
Transfer agent fees.........................................      318,554        482,916      1,226,204        1,482
Custodian fees..............................................       38,816         69,723        148,867        1,556
Legal and audit fees........................................       32,773         75,885        178,680        5,122
Registration and filing fees................................       48,251        227,848        300,383        4,736
Trustees'/Directors' fees and expenses......................        2,790         16,704         53,538           51
Amortization of organization costs..........................        2,016             --             --           --
Interest expense............................................           88             --             --           --
Other.......................................................       22,876         44,893        152,220          166
                                                              -----------   ------------   ------------   ----------
    Subtotal................................................    2,158,555      6,389,120     19,816,925       25,317
Shareholder servicing and distribution fees:
  Primary B Shares..........................................       30,926         24,723         94,267           --
  Investor A Shares.........................................       30,709        148,897        273,466          205
  Investor B Shares.........................................      648,797      1,161,194      1,129,299        6,525
  Investor C Shares.........................................       18,377         68,146         91,117          190
Fees waived and expenses reimbursed by investment adviser
  and administrator.........................................           --             --        (49,168)     (11,246)
                                                              -----------   ------------   ------------   ----------
    Total expenses..........................................    2,887,364      7,792,080     21,355,906       20,991
Fees reduced by credits allowed by the custodian............         (999)       (12,267)        (4,693)         (36)
                                                              -----------   ------------   ------------   ----------
    Net expenses............................................    2,886,365      7,779,813     21,351,213       20,955
                                                              -----------   ------------   ------------   ----------
NET INVESTMENT INCOME/(LOSS)................................    4,643,851     15,035,819     20,137,867       (2,062)
                                                              -----------   ------------   ------------   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................   36,270,800    122,323,155    514,207,825        8,450
  Forward foreign currency contracts and foreign currency
    transactions............................................           --             --             --         (716)
  Futures contracts.........................................           --             --             --           --
                                                              -----------   ------------   ------------   ----------
Net realized gain on investments............................   36,270,800    122,323,155    514,207,825        7,734
                                                              -----------   ------------   ------------   ----------
Change in unrealized appreciation/depreciation of:
  Securities (Note 8).......................................    9,456,583    109,180,802    170,187,167    1,128,169
  Futures contracts.........................................           --             --             --           --
Net change in unrealized appreciation of investments........    9,456,583    109,180,802    170,187,167    1,128,169
                                                              -----------   ------------   ------------   ----------
Net realized and unrealized gain on investments.............   45,727,383    231,503,957    684,394,992    1,135,903
                                                              -----------   ------------   ------------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $50,371,234   $246,539,776   $704,532,859   $1,133,841
                                                              ===========   ============   ============   ==========

---------------

(a) Focused Equities and Growth & Income commenced operations on December 31, 1997.

(b) Represents financial information for the Pilot Small Capitalization Equity Fund, which was reorganized into Small Company Growth on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                       SMALL COMPANY GROWTH
                                                                              --------------------------------------
                                                                               FOR THE PERIOD       FOR THE PERIOD
       EQUITY         CAPITAL      DISCIPLINED     FOCUSED       EMERGING       MAY 17, 1997      SEPTEMBER 1, 1996
       INDEX          GROWTH         EQUITY      EQUITIES(A)      GROWTH      TO MARCH 31, 1998   TO MAY 16, 1997(b)
--------------------------------------------------------------------------------------------------------------------
    $ 11,482,695   $   7,378,295   $  111,696    $   18,680    $  1,177,006      $   970,310         $   933,976
         309,703         886,517    2,121,623        20,191         881,330          377,271             150,185
          12,063          20,033        1,920             0         100,331           36,285                  --
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
      11,804,461       8,284,845    2,235,239        38,871       2,158,667        1,383,866           1,084,161
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
       3,390,949       5,717,424    1,236,280        27,032       2,836,719        1,378,986             731,622
         673,465         762,323      164,612         3,180         378,229          140,738              86,915
         113,132         564,064      108,608         1,542         282,339           75,083              54,616
         150,225          72,261       28,182         1,595          47,414           23,971               9,936
          32,783          69,947       29,097         5,149          44,574           18,933              31,668
          39,195          15,861       20,734         9,685          69,951           81,879              58,791
          14,262          20,670        3,006            63           8,779            3,118               2,696
           1,500           2,018           --            --           3,039               --               2,660
          36,707           1,643       14,788            --          61,411            3,060                  --
          44,708          49,217       17,791           277          26,597           13,402              30,051
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
       4,496,926       7,275,428    1,623,098        48,523       3,759,052        1,739,170           1,008,955
          20,313          38,659        3,779            --          14,710               --                  --
           7,389          74,936       32,655         1,045          39,225           11,220               5,816
              --         500,773      269,859        16,942         399,673           18,467              17,260
              --          52,381        7,854           356          17,465           16,309                  --
      (2,088,839)             --           --            --              --         (419,890)           (312,289)
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
       2,435,789       7,942,177    1,937,245        66,866       4,230,125        1,365,276             719,742
            (291)         (5,587)      (1,537)          (75)         (4,543)          (4,889)                 --
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
       2,435,498       7,936,590    1,935,708        66,791       4,225,582        1,360,387             719,742
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
       9,368,963         348,255      299,531       (27,920)     (2,066,915)          23,479             364,419
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
      43,872,785     273,745,451   35,307,105        41,500      89,899,532       20,503,246          (1,681,500)
               5              --           --        (2,119)             --               --                  --
       4,180,237              --           --            --              --          372,523                  --
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
      48,053,027     273,745,451   35,307,105        39,381      89,899,532       20,875,769          (1,681,500)
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
     194,591,795      78,877,994   29,981,822     3,297,899      47,047,263       34,466,663          13,621,363
         247,870              --           --            --              --               --                  --
     194,839,665      78,877,994   29,981,822     3,297,899      47,047,263       34,466,663          13,621,363
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
     242,892,692     352,623,445   65,288,927     3,337,280     136,946,795       55,342,432          11,939,863
    ------------   -------------   -----------   ----------    ------------      -----------         -----------
    $252,261,655   $ 352,971,700   $65,588,458   $3,309,360    $134,879,880      $55,365,911         $12,304,282
    ============   =============   ===========   ==========    ============      ===========         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

                                                          BALANCED ASSETS                    EQUITY INCOME
                                                   -----------------------------    -------------------------------
                                                    YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                     3/31/98          3/31/97          3/31/98           3/31/97
                                                   ----------------------------------------------------------------
Net investment income/(loss).....................  $  4,643,851    $   7,417,326    $   15,035,819    $  11,061,733
Net realized gain on investments.................    36,270,800       35,946,666       122,323,155       74,322,757
Net change in unrealized
  appreciation/(depreciation) of investments.....     9,456,583     (15,894,144)       109,180,802     (29,303,706)
                                                   ------------    -------------    --------------    -------------
Net increase in net assets resulting from
  operations.....................................    50,371,234       27,469,848       246,539,776       56,080,784
Distributions to shareholders from net investment
  income:
  Primary A Shares...............................    (2,911,469)     (5,399,863)       (11,908,693)     (6,913,427)
  Primary B Shares...............................      (138,508)        (79,708)           (83,901)        (64,743)
  Investor A Shares..............................      (304,424)       (248,137)        (1,137,570)     (1,325,087)
  Investor B Shares..............................    (1,224,494)     (1,668,470)        (1,602,722)     (2,623,184)
  Investor C Shares..............................       (40,650)        (36,108)          (114,348)       (129,443)
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares...............................   (26,569,087)    (20,247,211)       (45,271,340)    (37,718,705)
  Primary B Shares...............................    (1,422,981)       (349,059)          (846,761)       (364,882)
  Investor A Shares..............................    (2,364,076)       (913,264)        (9,122,280)     (7,574,248)
  Investor B Shares..............................   (13,747,221)     (8,113,431)       (19,537,593)    (18,346,111)
  Investor C Shares..............................      (445,402)       (164,110)        (1,368,307)       (811,608)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Primary A Shares...............................  (113,077,843)    (21,867,306)       586,432,383     (71,958,670)
  Primary B Shares...............................    (3,572,170)       5,736,112        (6,984,721)       6,594,237
  Investor A Shares..............................     6,432,722        3,120,407        11,875,372        7,946,497
  Investor B Shares..............................    11,691,283          867,166        19,167,995       10,359,559
  Investor C Shares..............................       462,835          262,475         4,665,726          673,023
                                                   ------------    -------------    --------------    -------------
Net increase/(decrease) in net assets............   (96,860,251)    (21,630,659)       770,703,016     (66,176,008)
NET ASSETS:
Beginning of year................................   215,796,858      237,427,517       368,209,516      434,385,524
                                                   ------------    -------------    --------------    -------------
End of year......................................  $118,936,607    $ 215,796,858    $1,138,912,532    $ 368,209,516
                                                   ============    =============    ==============    =============
Undistributed net investment income/
  (distributions in excess of net investment
  income) at end of year.........................  $     40,895    $      63,372    $      334,658    $     146,073
                                                   ============    =============    ==============    =============

---------------

(a) Growth & Income commenced operations on December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         GROWTH &
                                         INCOME(a)
                  VALUE                 -----------            EQUITY INDEX                    CAPITAL GROWTH
    ---------------------------------     PERIOD      ------------------------------   ------------------------------
      YEAR ENDED        YEAR ENDED         ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
       3/31/98           3/31/97          3/31/98         3/31/98         3/31/97         3/31/98          3/31/97
---------------------------------------------------------------------------------------------------------------------
    $   20,137,867    $   18,813,204    $    (2,062)   $   9,368,963    $  8,208,889    $    348,255    $   2,448,490
       514,207,825       146,169,597          7,734       48,053,027       2,109,098     273,745,451      186,162,170
       170,187,167        51,368,916      1,128,169      194,839,665      65,065,504      78,877,994      (73,539,048)
    --------------    --------------    -----------    -------------    ------------    ------------    -------------
       704,532,859       216,351,717      1,133,841      252,261,655      75,383,491     352,971,700      115,071,612
       (18,994,123)      (17,054,950)            --       (9,283,339)     (8,239,169)       (639,552)      (2,456,103)
           (96,854)         (141,517)            --          (31,988)        (25,680)             --               --
          (849,205)         (810,737)            --          (35,275)        (12,723)             --          (32,258)
          (231,336)         (736,681)            --               --              --              --               --
           (22,806)          (58,256)            --               --              --              --               --
      (287,309,482)      (90,693,794)            --      (19,200,647)     (1,840,430)   (143,057,627)    (157,141,909)
        (3,677,998)       (1,455,500)            --         (117,572)         (5,984)     (2,385,965)      (1,860,901)
       (19,884,870)       (5,016,860)            --          (88,934)           (859)     (7,644,543)      (5,044,758)
       (22,961,884)       (7,458,038)            --               --              --     (13,929,479)     (10,035,157)
        (2,516,245)         (428,414)            --               --              --      (1,825,299)      (1,078,436)
       722,990,804       121,967,391      2,106,048     (131,758,932)    309,726,636     169,979,949     (253,994,363)
       (29,608,308)       26,709,258             --       (6,654,554)      5,186,022     (12,913,703)      13,807,295
        68,357,987        11,536,708      1,062,365        1,032,862       2,463,849      17,061,927        4,824,423
        38,808,437         4,280,295      7,278,677               --              --      10,472,816        6,554,887
         7,431,523         1,479,950        502,131               --              --        (302,516)       2,759,406
    --------------    --------------    -----------    -------------    ------------    ------------    -------------
     1,155,968,499       258,470,572     12,083,062       86,123,276     382,635,153     367,787,708     (288,626,262)
     1,405,262,455     1,146,791,883             --      575,117,793     192,482,640     613,685,611      902,311,873
    --------------    --------------    -----------    -------------    ------------    ------------    -------------
    $2,561,230,954    $1,405,262,455    $12,083,062    $ 661,241,069    $575,117,793    $981,473,319    $ 613,685,611
    ==============    ==============    ===========    =============    ============    ============    =============
           214,914
    $                 $      271,371    $     8,864    $      15,989              --    $         --    $      99,716
    ==============    ==============    ===========    =============    ============    ============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       DISCIPLINED                FOCUSED
                                                                          EQUITY                EQUITIES (a)
                                                              ------------------------------    ------------
                                                               YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                3/31/98          3/31/97          3/31/98
                                                              ----------------------------------------------
Net investment income/(loss)................................  $    299,531     $    756,136     $   (27,920)
Net realized gain on investments............................    35,307,105       25,522,798          39,381
Net change in unrealized appreciation/(depreciation) of         29,981,822       (3,229,620)      3,297,899
  investments...............................................
                                                              ------------     ------------     -----------
Net increase/(decrease) in net assets resulting from            65,588,458       23,049,314       3,309,360
  operations................................................
Distributions to shareholders from net investment income:
  Primary A Shares..........................................      (246,150)        (812,678)             --
  Primary B Shares..........................................            --           (1,649)             --
  Investor A Shares.........................................        (6,331)         (32,042)             --
  Investor B Shares.........................................            --               --              --
  Investor C Shares.........................................            --              (61)             --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................   (22,846,877)      (9,585,919)             --
  Primary B Shares..........................................      (158,642)         (91,846)             --
  Investor A Shares.........................................    (1,985,072)        (528,226)             --
  Investor B Shares.........................................    (5,097,878)      (1,571,314)             --
  Investor C Shares.........................................      (160,354)         (30,729)             --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Primary A Shares..........................................     5,494,089      (24,812,393)      7,828,693
  Primary B Shares..........................................    (1,253,651)       1,089,022              --
  Investor A Shares.........................................    11,990,970        1,668,358       5,590,497
  Investor B Shares.........................................    12,688,841          552,434      18,618,887
  Investor C Shares.........................................       579,913          142,101         430,842
                                                              ------------     ------------     -----------
Net increase/(decrease) in net assets.......................    64,587,316      (10,965,628)     35,778,279
NET ASSETS:
Beginning of year...........................................   128,921,127      139,886,755              --
                                                              ------------     ------------     -----------
End of year.................................................  $193,508,443     $128,921,127     $35,778,279
                                                              ============     ============     ===========
Undistributed net investment income/(distributions in excess of net
  investment income) at end of year.........................  $     47,050     $         --     $        --
                                                              ============     ============     ===========

---------------
(a) Focused Equities commenced operations on December 31, 1997.

(b) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

(c) Represents financial information for the Pilot Small Capitalization Equity Fund, which was reorganized into Small Company Growth on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

              EMERGING
               GROWTH                           SMALL COMPANY GROWTH
    -----------------------------   ---------------------------------------------
     YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
      3/31/98         3/31/97         3/31/98        5/16/97(c)     8/31/96(b)(c)
    -----------------------------------------------------------------------------
    $ (2,066,915)   $ (1,329,587)   $     23,479    $    364,419     $   321,840
      89,899,532      34,454,446      20,875,769      (1,681,500)        581,207
      47,047,263     (30,383,696)     34,466,663      13,621,363         621,487
    ------------    ------------    ------------    ------------     -----------
     134,879,880       2,741,163      55,365,911      12,304,282       1,524,534
              --              --         (57,798)       (361,933)       (310,641)
              --              --              --              --              --
              --              --              --          (8,336)         (5,306)
              --              --              --            (591)         (1,071)
              --              --              --              --              --
     (34,129,105)    (27,305,634)     (6,838,543)       (357,391)             --
        (445,198)        (59,072)             --              --              --
      (1,862,868)     (1,061,416)       (270,789)        (12,306)             --
      (4,817,062)     (3,332,013)        (51,935)         (9,752)             --
        (260,355)        (97,646)       (153,463)             --              --
     (28,187,935)     (4,477,335)     80,279,978      28,069,972      69,301,552
      (3,393,696)      3,259,671              --              --              --
       5,667,751       5,544,043       1,852,186         703,694       2,605,000
       2,960,620       1,782,278        (218,899)        482,145       1,859,000
         383,717         635,028       3,015,651              --
    ------------    ------------    ------------    ------------     -----------
      70,795,749     (22,370,933)    132,922,299      40,809,784      74,973,068
     317,119,894     339,490,827     115,782,852      74,973,068              --
    ------------    ------------    ------------    ------------     -----------
    $387,915,643    $317,119,894    $248,705,151    $115,782,852     $74,973,068
    ============    ============    ============    ============     ===========
    $         --    $         --    $    (37,057)   $         --     $        --
    ============    ============    ============    ============     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                                   BALANCED ASSETS
                                                                       YEAR ENDED                     YEAR ENDED
                                                                     MARCH 31, 1998               MARCH 31, 1997(a)
                                                              ----------------------------    --------------------------
                                                                SHARES          DOLLARS         SHARES        DOLLARS
                                                              ----------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................    2,573,940    $  29,244,592     3,829,498    $ 44,702,059
  Issued as reinvestment of dividends.......................    2,583,373       27,578,001     2,138,736      24,087,846
  Redeemed..................................................  (15,564,414)    (169,900,436)   (7,888,635)    (90,657,211)
                                                              -----------    -------------    ----------    ------------
  Net decrease..............................................  (10,407,101)   $(113,077,843)   (1,920,401)   $(21,867,306)
                                                              ===========    =============    ==========    ============
PRIMARY B SHARES:
  Sold......................................................      268,516    $   3,019,250       547,555    $  6,317,399
  Issued as reinvestment of dividends.......................      132,818        1,403,970         4,338          48,794
  Redeemed..................................................     (736,095)      (7,995,390)      (54,663)       (630,081)
                                                              -----------    -------------    ----------    ------------
  Net increase/(decrease)...................................     (334,761)   $  (3,572,170)      497,230    $  5,736,112
                                                              ===========    =============    ==========    ============
INVESTOR A SHARES:
  Sold......................................................      680,877    $   7,698,697       319,807    $  3,637,712
  Issued as reinvestment of dividends.......................      246,678        2,624,092       101,995       1,144,997
  Redeemed..................................................     (347,739)      (3,890,067)     (144,535)     (1,662,302)
                                                              -----------    -------------    ----------    ------------
  Net increase..............................................      579,816    $   6,432,722       277,267    $  3,120,407
                                                              ===========    =============    ==========    ============
INVESTOR B SHARES:
  Sold......................................................      692,251    $   7,671,421       132,981    $  1,549,286
  Issued as reinvestment of dividends.......................    1,379,474       14,629,121       852,851       9,553,149
  Redeemed..................................................     (954,651)     (10,609,259)     (881,717)    (10,235,269)
                                                              -----------    -------------    ----------    ------------
  Net increase..............................................    1,117,074    $  11,691,283       104,115    $    867,166
                                                              ===========    =============    ==========    ============
INVESTOR C SHARES:
  Sold......................................................      123,656    $   1,367,395        32,683    $    379,832
  Issued as reinvestment of dividends.......................       45,905          485,648        17,917         200,277
  Redeemed..................................................     (124,878)      (1,390,208)      (26,954)       (317,634)
                                                              -----------    -------------    ----------    ------------
  Net increase..............................................       44,683    $     462,835        23,646    $    262,475
                                                              ===========    =============    ==========    ============
Total net decrease..........................................   (9,000,289)   $ (98,063,173)   (1,018,143)   $(11,881,146)
                                                              ===========    =============    ==========    ============

---------------

(a) Balanced Assets Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                      EQUITY INCOME
                                                                       YEAR ENDED                       YEAR ENDED
                                                                     MARCH 31, 1998                 MARCH 31, 1997(a)
                                                              -----------------------------    ----------------------------
                                                                SHARES          DOLLARS          SHARES          DOLLARS
                                                              -------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................    6,312,441    $   81,040,281      5,493,997    $  70,367,708
  Issued in exchange for:
    Pilot Shares of Pilot Equity Income Fund (Note 8).......   10,971,724       132,320,870             --               --
    Assets of NationsBank Common Trust Equity Income Fund
      (Note 8)..............................................   46,644,708       563,468,074
  Issued as reinvestment of dividends.......................    1,566,180        19,190,851      1,788,758       22,091,931
  Redeemed..................................................  (16,153,352)     (209,587,693)   (12,511,675)    (164,418,309)
                                                              -----------    --------------    -----------    -------------
  Net increase/(decrease)...................................   49,341,701    $  586,432,383     (5,228,920)   $ (71,958,670)
                                                              ===========    ==============    ===========    =============
PRIMARY B SHARES:
  Sold......................................................       69,544    $      892,708        581,119    $   7,285,073
  Issued as reinvestment of dividends.......................       62,888           762,302         10,429          127,760
  Redeemed..................................................     (659,819)       (8,639,731)       (64,160)        (818,596)
                                                              -----------    --------------    -----------    -------------
  Net increase/(decrease)...................................     (527,387)   $   (6,984,721)       527,388    $   6,594,237
                                                              ===========    ==============    ===========    =============
INVESTOR A SHARES:
  Sold......................................................    1,076,783    $   13,598,871        681,422    $   8,856,816
  Issued in exchange for Class A Shares of Pilot Equity
    Income Fund (Note 8)....................................      355,685         4,272,939             --               --
  Issued as reinvestment of dividends.......................      787,808         9,543,607        682,371        8,392,448
  Redeemed..................................................   (1,231,066)      (15,540,045)      (707,574)      (9,302,767)
                                                              -----------    --------------    -----------    -------------
  Net increase..............................................      989,210    $   11,875,372        656,219    $   7,946,497
                                                              ===========    ==============    ===========    =============
INVESTOR B SHARES:
  Sold......................................................    1,292,855    $   16,797,254        347,847    $   4,549,473
  Issued in exchange for Class B Shares of Pilot Equity
    Income Fund (Note 8)....................................      408,886         4,902,332             --               --
  Issued as reinvestment of dividends.......................    1,674,562        20,415,522      1,645,356       20,181,935
  Redeemed..................................................   (1,751,345)      (22,947,113)    (1,111,287)     (14,371,849)
                                                              -----------    --------------    -----------    -------------
  Net increase..............................................    1,624,958    $   19,167,995        881,916    $  10,359,559
                                                              ===========    ==============    ===========    =============
INVESTOR C SHARES:
  Sold......................................................      491,783    $    6,684,481         81,457    $   1,089,046
  Issued as reinvestment of dividends.......................      117,678         1,450,894         75,113          929,638
  Redeemed..................................................     (276,478)       (3,469,649)      (100,800)      (1,345,661)
                                                              -----------    --------------    -----------    -------------
  Net increase..............................................      332,983    $    4,665,726         55,770    $     673,023
                                                              ===========    ==============    ===========    =============
Total net increase/(decrease)...............................   51,761,465    $  615,156,755     (3,107,627)   $ (46,385,354)
                                                              ===========    ==============    ===========    =============

---------------

(a) Equity Income's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                     VALUE                                   GROWTH & INCOME
                                                   YEAR ENDED                     YEAR ENDED                  PERIOD ENDED
                                                 MARCH 31, 1998                MARCH 31, 1997(a)            MARCH 31, 1998(b)
                                          ----------------------------    ---------------------------    -----------------------
                                            SHARES         DOLLARS          SHARES         DOLLARS        SHARES       DOLLARS
                                          --------------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold..................................   16,610,108   $  311,812,030     29,322,532   $ 511,605,757      210,202   $ 2,117,149
  Issued in exchange for: Pilot Shares
    of Pilot Growth and Income Fund
    (Note 8)............................   17,843,256      327,256,599             --              --           --            --
    Assets of NationsBank Common Trust
      Value Equity Fund (Note 8)........   54,449,440      916,928,568             --              --           --            --
  Issued as reinvestment of dividends...    9,341,728      165,845,548      3,289,592      58,525,164           --            --
  Redeemed..............................  (52,590,220)    (998,851,941)   (25,604,738)   (448,163,530)        (926)      (11,101)
                                          -----------   --------------    -----------   -------------    ---------   -----------
  Net increase..........................   45,654,312   $  722,990,804      7,007,386   $ 121,967,391      209,276   $ 2,106,048
                                          ===========   ==============    ===========   =============    =========   ===========
PRIMARY B SHARES:
  Sold..................................      207,749   $    3,908,695      1,816,714   $  31,661,762           --   $        --
  Issued as reinvestment of dividends...      156,875        2,797,725         43,152         768,906           --            --
  Redeemed..............................   (1,908,368)     (36,314,728)      (316,121)     (5,721,410)          --            --
                                          -----------   --------------    -----------   -------------    ---------   -----------
  Net increase/(decrease)...............   (1,543,744)  $  (29,608,308)     1,543,745   $  26,709,258           --   $        --
                                          ===========   ==============    ===========   =============    =========   ===========
INVESTOR A SHARES:
  Sold..................................    3,310,313   $   65,461,777      1,008,873   $  17,617,492       99,818   $ 1,117,528
  Issued in exchange for Class A
  Shares of Pilot Growth and Income Fund
    (Note 8)............................      436,043        7,994,948             --              --           --            --
  Issued as reinvestment of dividends...    1,125,757       19,824,278        313,372       5,573,438           --            --
  Redeemed..............................   (1,317,470)     (24,923,016)      (661,226)    (11,654,222)      (4,908)      (55,163)
                                          -----------   --------------    -----------   -------------    ---------   -----------
  Net increase..........................    3,554,643   $   68,357,987        661,019   $  11,536,708       94,910   $ 1,062,365
                                          ===========   ==============    ===========   =============    =========   ===========
INVESTOR B SHARES:
  Sold..................................    1,418,572   $   32,294,571        487,075   $   8,412,470      663,907   $ 7,349,854
  Issued in exchange for Class B Shares
    of Pilot Growth and Income Fund
    (Note 8)............................      310,528        5,667,939             --              --           --            --
  Issued as reinvestment of dividends...    1,288,100       22,710,825        455,824       8,073,126           --            --
  Redeemed..............................   (1,080,225)     (21,864,898)      (697,591)    (12,205,301)      (6,175)      (71,177)
                                          -----------   --------------    -----------   -------------    ---------   -----------
  Net increase..........................    1,936,975   $   38,808,437        245,308   $   4,280,295      657,732   $ 7,278,677
                                          ===========   ==============    ===========   =============    =========   ===========
INVESTOR C SHARES:
  Sold..................................      502,824   $   10,534,393        175,986   $   3,020,176       43,119   $   502,131
  Issued as reinvestment of dividends...      144,602        2,530,205         27,497         485,883           --            --
  Redeemed..............................     (307,422)      (5,633,075)      (116,991)     (2,026,109)          --            --
                                          -----------   --------------    -----------   -------------    ---------   -----------
  Net increase..........................      340,004   $    7,431,523         86,492   $   1,479,950       43,119   $   502,131
                                          ===========   ==============    ===========   =============    =========   ===========
Total net increase......................   49,942,190   $  807,980,443      9,543,950   $ 165,973,602    1,005,037   $10,949,221
                                          ===========   ==============    ===========   =============    =========   ===========

---------------

(a) Value's Primary B Shares commenced operations on June 28, 1996.

(b) Growth & Income commenced operations on December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                      EQUITY INDEX
                                                                       YEAR ENDED                      YEAR ENDED
                                                                     MARCH 31, 1998                MARCH 31, 1997(a)
                                                              ----------------------------    ----------------------------
                                                                SHARES          DOLLARS         SHARES          DOLLARS
                                                              ------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................   14,924,586    $ 286,046,706     40,225,078    $ 580,368,542
  Issued as reinvestment of dividends.......................    1,113,973       21,515,441        517,996        7,964,898
  Redeemed..................................................  (22,418,467)    (439,321,079)   (19,227,462)    (278,606,804)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................   (6,379,908)   $(131,758,932)    21,515,612    $ 309,726,636
                                                              ===========    =============    ===========    =============
PRIMARY B SHARES:
  Sold......................................................      119,316    $   2,218,708        663,406    $  10,427,520
  Issued as reinvestment of dividends.......................        7,455          142,095          1,599           25,530
  Redeemed..................................................     (467,866)      (9,015,357)      (318,456)      (5,267,028)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................     (341,095)   $  (6,654,554)       346,549    $   5,186,022
                                                              ===========    =============    ===========    =============
INVESTOR A SHARES:
  Sold......................................................      200,915    $   3,880,766        333,277    $   5,286,564
  Issued as reinvestment of dividends.......................        6,242          113,637            866           13,492
  Redeemed..................................................     (163,462)      (2,961,541)      (178,866)      (2,836,207)
                                                              -----------    -------------    -----------    -------------
  Net increase..............................................       43,695    $   1,032,862        155,277    $   2,463,849
                                                              ===========    =============    ===========    =============
Total net increase/(decrease)...............................   (6,677,308)   $(137,380,624)    22,017,438    $ 317,376,507
                                                              ===========    =============    ===========    =============

---------------

(a) Equity Index's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                     CAPITAL GROWTH
                                                                       YEAR ENDED                      YEAR ENDED
                                                                     MARCH 31, 1998                MARCH 31, 1997(a)
                                                              ----------------------------    ----------------------------
                                                                SHARES          DOLLARS         SHARES          DOLLARS
                                                              ------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................    6,333,922    $  78,066,149     15,753,137    $ 192,039,483
  Issued in exchange for:
    Assets of NationsBank Common Trust Capital Growth Fund
      (Note 8)..............................................   44,250,802      469,943,520             --               --
    Assets of NationsBank Common Trust Equity Funds for
      Personal Trusts (Note 8)..............................    5,061,582       53,754,003             --               --
    Shares of the Peachtree Equity Fund (Note 8)............           --               --      6,613,086       95,758,235
  Issued as reinvestment of dividends.......................    9,411,246      105,982,565      2,411,051       13,926,195
  Redeemed..................................................  (45,060,960)    (537,766,288)   (41,713,535)    (555,718,276)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................   19,996,592    $ 169,979,949    (16,936,261)   $(253,994,363)
                                                              ===========    =============    ===========    =============
PRIMARY B SHARES:
  Sold......................................................       96,416    $   1,135,842      1,263,951    $  16,621,006
  Issued as reinvestment of dividends.......................      177,189        1,992,695        107,692        1,306,298
  Redeemed..................................................   (1,311,448)     (16,042,240)      (313,240)      (4,120,009)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................   (1,037,843)   $ (12,913,703)     1,058,403    $  13,807,295
                                                              ===========    =============    ===========    =============
INVESTOR A SHARES:
  Sold......................................................    2,778,208    $  33,435,602        530,791    $   7,132,768
  Issued as reinvestment of dividends.......................      619,288        6,940,925        374,048        4,532,192
  Redeemed..................................................   (1,878,889)     (23,314,600)      (517,176)      (6,840,537)
                                                              -----------    -------------    -----------    -------------
  Net increase..............................................    1,518,607    $  17,061,927        387,663    $   4,824,423
                                                              ===========    =============    ===========    =============
INVESTOR B SHARES:
  Sold......................................................      351,745    $   4,213,004        170,735    $   2,258,704
  Issued as reinvestment of dividends.......................    1,252,253       13,690,243        829,556        9,896,604
  Redeemed..................................................     (622,555)      (7,430,431)      (430,513)      (5,600,421)
                                                              -----------    -------------    -----------    -------------
  Net increase..............................................      981,443    $  10,472,816        569,778    $   6,554,887
                                                              ===========    =============    ===========    =============
INVESTOR C SHARES:
  Sold......................................................      148,605    $   1,807,905        267,345    $   3,391,862
  Issued as reinvestment of dividends.......................      164,838        1,809,159         90,327        1,077,600
  Redeemed..................................................     (335,477)      (3,919,580)      (133,084)      (1,710,056)
                                                              -----------    -------------    -----------    -------------
  Net increase/(decrease)...................................      (22,034)   $    (302,516)       224,588    $   2,759,406
                                                              ===========    =============    ===========    =============
Total net increase/(decrease)...............................   21,436,765    $ 184,298,473    (14,695,829)   $(226,048,352)
                                                              ===========    =============    ===========    =============

---------------

(a) Capital Growth's Primary B Shares commenced operations on June 28, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                DISCIPLINED EQUITY                          FOCUSED EQUITIES
                                                      YEAR ENDED                   YEAR ENDED                 PERIOD ENDED
                                                    MARCH 31, 1998              MARCH 31, 1997(a)           MARCH 31, 1998(b)
                                              --------------------------    -------------------------    -----------------------
                                                SHARES        DOLLARS         SHARES       DOLLARS        SHARES       DOLLARS
                                              ----------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................   3,959,735   $  81,039,110     1,043,144   $ 19,363,107      726,654   $ 7,831,780
  Issued in exchange for:
    Pilot Shares of Pilot Growth Fund (Note
      8)....................................   2,069,494      37,388,841            --             --           --            --
  Issued as reinvestment of dividends.......     736,037      13,934,505       269,533      5,025,966           --            --
  Redeemed..................................  (6,216,266)   (126,868,367)   (2,662,039)   (49,201,466)        (260)       (3,087)
                                              ----------   -------------    ----------   ------------    ---------   -----------
  Net increase/(decrease)...................     549,000   $   5,494,089    (1,349,362)  $(24,812,393)     726,394   $ 7,828,693
                                              ==========   =============    ==========   ============    =========   ===========
PRIMARY B SHARES:
  Sold......................................       7,856   $     157,587        72,997   $  1,321,229           --   $        --
  Issued as reinvestment of dividends.......       1,546          28,006         1,078         20,122           --            --
  Redeemed..................................     (70,100)     (1,439,244)      (13,376)      (252,329)          --            --
                                              ----------   -------------    ----------   ------------    ---------   -----------
  Net increase/(decrease)...................     (60,698)  $  (1,253,651)       60,699   $  1,089,022           --   $        --
                                              ==========   =============    ==========   ============    =========   ===========
INVESTOR A SHARES:
  Sold......................................     733,195   $  14,589,121       193,255   $  3,454,199      513,954   $ 5,757,813
  Issued in exchange for Class A
    Shares of Pilot Growth Fund (Note 8)....      12,356         222,685            --             --           --            --
  Issued as reinvestment of dividends.......     102,525       1,934,451        29,576        548,264           --            --
  Redeemed..................................    (235,238)     (4,755,287)     (127,280)    (2,334,105)     (14,948)     (167,316)
                                              ----------   -------------    ----------   ------------    ---------   -----------
  Net increase..............................     612,838   $  11,990,970        95,551   $  1,668,358      499,006   $ 5,590,497
                                              ==========   =============    ==========   ============    =========   ===========
INVESTOR B SHARES:
  Sold......................................     592,039   $  11,776,878       152,010   $  2,744,026    1,700,674   $18,782,688
  Issued in exchange for Class B
    Shares of Pilot Growth Fund (Note 8)....       7,838         139,127            --             --           --            --
  Issued as reinvestment of dividends.......     270,591       5,024,580        83,821      1,541,463           --            --
  Redeemed..................................    (218,327)     (4,251,744)     (206,188)    (3,733,055)     (14,526)     (163,801)
                                              ----------   -------------    ----------   ------------    ---------   -----------
  Net increase..............................     652,141   $  12,688,841        29,643   $    552,434    1,686,148   $18,618,887
                                              ==========   =============    ==========   ============    =========   ===========
INVESTOR C SHARES:
  Sold......................................      52,977   $   1,059,147         8,434   $    156,195       38,635   $   430,842
  Issued as reinvestment of dividends.......       8,134         153,723         1,658         30,790           --            --
  Redeemed..................................     (30,611)       (632,957)       (2,437)       (44,884)          --            --
                                              ----------   -------------    ----------   ------------    ---------   -----------
  Net increase..............................      30,500   $     579,913         7,655   $    142,101       38,635   $   430,842
                                              ----------   -------------    ----------   ------------    ---------   -----------
Total net increase/(decrease)...............   1,783,781   $  29,500,162    (1,155,814)  $(21,360,478)   2,950,183   $32,468,919
                                              ==========   =============    ==========   ============    =========   ===========

---------------

(a) Disciplined Equity's Primary B Shares commenced operations on June 28, 1996.

(b) Focused Equities commenced operations on December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                    EMERGING GROWTH
                                                                       YEAR ENDED                     YEAR ENDED
                                                                     MARCH 31, 1998                MARCH 31, 1997(a)
                                                              ----------------------------    ---------------------------
                                                                SHARES          DOLLARS         SHARES         DOLLARS
                                                              -----------------------------------------------------------
PRIMARY A SHARES:
  Sold......................................................    3,096,268    $  44,790,437     6,690,635    $  96,565,776
  Issued in exchange for:
    Assets of NationsBank Common Trust Emerging Growth Fund
      (Note 8)..............................................    7,085,789      103,027,379            --               --
  Issued as reinvestment of dividends.......................    1,623,996       23,698,262     1,250,998       17,241,100
  Redeemed..................................................  (13,361,578)    (199,704,013)   (8,214,473)    (118,284,211)
                                                              -----------    -------------    ----------    -------------
  Net decrease..............................................   (1,555,525)   $ (28,187,935)     (272,840)   $  (4,477,335)
                                                              ===========    =============    ==========    =============
PRIMARY B SHARES:
  Sold......................................................       98,258    $   1,358,162       245,436    $   3,520,560
  Issued as reinvestment of dividends.......................       29,054          425,391         3,291           45,259
  Redeemed..................................................     (352,006)      (5,177,249)      (22,624)        (306,148)
                                                              -----------    -------------    ----------    -------------
  Net increase/(decrease)...................................     (224,694)   $  (3,393,696)      226,103    $   3,259,671
                                                              ===========    =============    ==========    =============
INVESTOR A SHARES:
  Sold......................................................    1,654,886    $  24,207,480       546,489    $   7,824,718
  Issued as reinvestment of dividends.......................      115,612        1,645,312        77,403        1,054,366
  Redeemed..................................................   (1,400,738)     (20,185,041)     (229,441)      (3,335,041)
                                                              -----------    -------------    ----------    -------------
  Net increase..............................................      369,760    $   5,667,751       394,451    $   5,544,043
                                                              ===========    =============    ==========    =============
INVESTOR B SHARES:
  Sold......................................................      367,721    $   5,385,937       269,650    $   3,748,488
  Issued as reinvestment of dividends.......................      340,124        4,707,156       247,739        3,275,603
  Redeemed..................................................     (501,689)      (7,132,473)     (376,980)      (5,241,813)
                                                              -----------    -------------    ----------    -------------
  Net increase..............................................      206,156    $   2,960,620       140,409    $   1,782,278
                                                              ===========    =============    ==========    =============
INVESTOR C SHARES:
  Sold......................................................       96,758    $   1,349,270        68,305    $     936,567
  Issued as reinvestment of dividends.......................       18,567          259,870         7,368           97,347
  Redeemed..................................................      (86,979)      (1,225,423)      (27,993)        (398,886)
                                                              -----------    -------------    ----------    -------------
  Net increase..............................................       28,346    $     383,717        47,680    $     635,028
                                                              ===========    =============    ==========    =============
Total net increase/(decrease)...............................   (1,175,957)   $ (22,569,543)      535,803    $   6,743,685
                                                              ===========    =============    ==========    =============

---------------

(a) Emerging Growth's Primary B Shares commenced operations on June 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                            SMALL COMPANY GROWTH
                                                  PERIOD ENDED                 PERIOD ENDED                  PERIOD ENDED
                                                MARCH 31, 1998(a)             MAY 16, 1997(b)           AUGUST 31, 1996(b)(c)
                                            -------------------------    -------------------------    --------------------------
                                              SHARES       DOLLARS         SHARES       DOLLARS        SHARES          DOLLARS
                                            ------------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold....................................   9,152,651   $125,787,286     3,463,179   $ 39,823,163    6,777,289      $70,988,552
  Issued as reinvestment of dividends.....     110,558      1,585,978         8,255         96,586        6,000           56,000
  Redeemed................................  (3,417,491)   (47,093,286)   (1,023,407)   (11,849,777)    (166,000)      (1,743,000)
                                            ----------   ------------    ----------   ------------    ---------      -----------
  Net increase............................   5,845,718   $ 80,279,978     2,448,027   $ 28,069,972    6,617,289      $69,301,552
                                            ==========   ============    ==========   ============    =========      ===========
INVESTOR A SHARES:
  Sold....................................     233,530   $  3,338,782        88,361   $  1,015,071      249,416      $ 2,643,000
  Issued as reinvestment of dividends.....      18,200        260,445         1,757         20,377           --            4,000
  Redeemed................................    (128,161)    (1,747,041)      (28,776)      (331,754)      (4,000)         (42,000)
                                            ----------   ------------    ----------   ------------    ---------      -----------
  Net increase............................     123,569   $  1,852,186        61,342   $    703,694      245,416      $ 2,605,000
                                            ==========   ============    ==========   ============    =========      ===========
INVESTOR B SHARES:
  Sold....................................     223,789   $  3,173,578        58,307   $    660,045      177,357      $ 1,869,000
  Issued as reinvestment of dividends.....       3,578         50,921           676         10,243           --            1,000
  Redeemed................................    (229,421)    (3,443,398)      (16,425)      (188,143)      (1,000)         (11,000)
                                            ----------   ------------    ----------   ------------    ---------      -----------
  Net increase/(decrease).................      (2,054)  $   (218,899)       42,558   $    482,145      176,357      $ 1,859,000
                                            ==========   ============    ==========   ============    =========      ===========
INVESTOR C SHARES:
  Sold....................................     224,505   $  3,398,928            --   $         --           --      $        --
  Issued as reinvestment of dividends.....      10,369        148,697            --             --           --               --
  Redeemed................................     (36,493)      (531,974)           --             --           --               --
                                            ----------   ------------    ----------   ------------    ---------      -----------
  Net increase............................     198,381   $  3,015,651            --             --           --               --
                                            ==========   ============    ==========   ============    =========      ===========
Total net increase........................   6,165,614   $ 84,928,916     2,551,927   $ 29,255,811    7,039,062      $73,765,552
                                            ==========   ============    ==========   ============    =========      ===========

---------------

(a) Small Company Growth's Investor C Shares commenced operations on September 22, 1997.

(b) Represents financial information for the Pilot Small Capitalization Equity Fund which was reorganized into Nations Small Company Growth Fund on May 23, 1997.

(c) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         NET         NET INCREASE/
                                           NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                             VALUE        NET         UNREALIZED       NET ASSET      FROM NET      FROM NET
                                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                           OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                           ------------------------------------------------------------------------------------
BALANCED ASSETS
PRIMARY A SHARES
Year ended 03/31/1998....................   $11.15       $0.29          $ 2.68          $ 2.97         $(0.29)       $(2.34)
Year ended 03/31/1997....................    11.65        0.39            1.03            1.42          (0.38)        (1.54)
Period ended 03/31/1996(a)...............    12.68        0.11            0.45            0.56          (0.18)        (1.41)
Year ended 11/30/1995....................    10.44        0.38            2.21            2.59          (0.33)        (0.02)
Year ended 11/30/1994....................    10.87        0.25           (0.43)          (0.18)         (0.25)           --
Year ended 11/30/1993....................    10.24        0.29            0.64            0.93          (0.30)           --
Period ended 11/30/1992*.................    10.00        0.06            0.18#           0.24             --            --
PRIMARY B SHARES
Year ended 03/31/1998....................   $11.14       $0.23          $ 2.70          $ 2.93         $(0.23)       $(2.34)
Period ended 03/31/1997*.................    11.87        0.21            0.85            1.06          (0.25)        (1.54)
INVESTOR A SHARES
Year ended 03/31/1998....................   $11.13       $0.27          $ 2.68          $ 2.95         $(0.27)       $(2.34)
Year ended 03/31/1997....................    11.64        0.34            1.05            1.39          (0.36)        (1.54)
Period ended 03/31/1996(a)...............    12.66        0.11            0.45            0.56          (0.17)        (1.41)
Year ended 11/30/1995....................    10.42        0.34            2.23            2.57          (0.31)        (0.02)
Year ended 11/30/1994....................    10.86        0.22           (0.44)          (0.22)         (0.22)           --
Year ended 11/30/1993....................    10.24        0.29            0.62            0.91          (0.29)           --
Period ended 11/30/1992*.................    10.00        0.01            0.23#           0.24             --            --
INVESTOR B SHARES
Year ended 03/31/1998....................   $11.11       $0.19          $ 2.68          $ 2.87         $(0.19)       $(2.34)
Year ended 03/31/1997....................    11.62        0.29            1.04            1.33          (0.30)        (1.54)
Period ended 03/31/1996(a)...............    12.63        0.09            0.45            0.54          (0.14)        (1.41)
Year ended 11/30/1995....................    10.40        0.28            2.22            2.50          (0.25)        (0.02)
Year ended 11/30/1994....................    10.85        0.17           (0.44)          (0.27)         (0.18)           --
Period ended 11/30/1993*.................    10.61        0.14            0.23            0.37          (0.13)           --
INVESTOR C SHARES
Year ended 03/31/1998....................   $11.08       $0.20          $ 2.67          $ 2.87         $(0.20)       $(2.34)
Year ended 03/31/1997....................    11.60        0.33            1.02            1.35          (0.33)        (1.54)
Period ended 03/31/1996(a)...............    12.61        0.09            0.45            0.54          (0.14)        (1.41)
Year ended 11/30/1995....................    10.38        0.26            2.21            2.47          (0.22)        (0.02)
Year ended 11/30/1994....................    10.82        0.14           (0.43)          (0.29)         (0.15)           --
Year ended 11/30/1993....................    10.23        0.23            0.59            0.82          (0.23)           --
Period ended 11/30/1992*.................    10.00        0.01            0.22#           0.23             --            --

---------------

 * Balanced Assets' Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, June 7, 1993 and October 2, 1992, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               WITHOUT WAIVERS
                                                                                               AND/OR EXPENSE
                                                                                               REIMBURSEMENTS
                                                                                               ---------------
                                                         RATIO OF     RATIO OF NET                RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                 OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO   EXPENSES TO     AVERAGE
         AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER      AVERAGE      COMMISSION
    DISTRIBUTIONS    PERIOD     RETURN++    (000'S)     NET ASSETS     NET ASSETS      RATE      NET ASSETS    RATE PAID(b)
---------------------------------------------------------------------------------------------------------------------------
       $(2.63)       $11.49      30.35%     $ 20,299       1.08%(c)(d)    2.70%         276%        1.08%(c)     $0.0581
        (1.92)        11.15      12.50       135,731       1.00(c)        3.31          264         1.00 (c)      0.0563
        (1.59)        11.65       4.90       164,215       1.00+          2.91+          83         1.00+         0.0598
        (0.35)        12.68      25.27       163,198       0.99           3.25          174         0.99             N/A
        (0.25)        10.44      (1.73)      162,215       0.98           2.31          156         0.99             N/A
        (0.30)        10.87       9.22       178,270       0.90           2.82           50         0.97             N/A
           --         10.24       2.40+++    111,953       0.30+          3.85+          79         1.05+            N/A
       $(2.57)       $11.50      29.90%     $  1,868       1.58%(c)(d)    2.20%         276%        1.58%(c)     $0.0581
        (1.79)        11.14       9.06         5,537       1.50+(c)       2.81+         264         1.50+(c)      0.0563
       $(2.61)       $11.47      30.13%     $ 16,009       1.33%(c)(d)    2.45%         276%        1.33%(c)     $0.0581
        (1.90)        11.13      12.18         9,075       1.25(c)        3.06          264         1.25 (c)      0.0563
        (1.58)        11.64       4.86         6,261       1.25+          2.66+          83         1.25+         0.0598
        (0.33)        12.66      25.01         5,276       1.24           3.00          174         1.24             N/A
        (0.22)        10.42      (2.02)        4,881       1.23           2.06          156         1.24             N/A
        (0.29)        10.86       8.93         5,191       1.15           2.57           50         1.22             N/A
           --         10.24       2.40+++        547       0.55+          3.60+          79         1.30+            N/A
       $(2.53)       $11.45      29.35%     $ 78,813       2.00%(c)(d)    1.78%         276%        2.00%(c)     $0.0581
        (1.84)        11.11      11.62        64,058       1.75(c)        2.56          264         1.75 (c)      0.0563
        (1.55)        11.62       4.69        65,764       1.75+          2.16+          83         1.75+         0.0598
        (0.27)        12.63      24.35        65,275       1.74           2.50          174         1.74             N/A
        (0.18)        10.40      (2.51)       52,905       1.73           1.56          156         1.74             N/A
        (0.13)        10.85       3.45        27,982       1.65+          2.07+          50         1.72+            N/A
       $(2.54)       $11.41      29.43%     $  1,947       1.91%(c)(d)    1.87%         276%        1.91%(c)     $0.0581
        (1.87)        11.08      11.85         1,396       1.50(c)        2.81          264         1.50 (c)      0.0563
        (1.55)        11.60       4.71         1,187       1.62+          2.29+          83         1.62+         0.0598
        (0.24)        12.61      24.03           992       1.99           2.25          174         1.99             N/A
        (0.15)        10.38      (2.72)          951       1.98           1.31          156         1.99             N/A
        (0.23)        10.82       8.06         1,196       1.90           1.82           50         1.97             N/A
           --         10.23       2.30+++        156       1.30+          2.85+          79         2.05+            N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                            NET
                                              NET ASSET                 NET REALIZED      INCREASE     DIVIDENDS    DISTRIBUTIONS
                                                VALUE        NET       AND UNREALIZED   IN NET ASSET    FROM NET      FROM NET
                                              BEGINNING   INVESTMENT      GAIN ON        VALUE FROM    INVESTMENT     REALIZED
                                              OF PERIOD     INCOME      INVESTMENTS      OPERATIONS      INCOME     CAPITAL GAINS
                                              -----------------------------------------------------------------------------------
EQUITY INCOME
PRIMARY A SHARES
Year ended 03/31/1998#......................   $12.30       $0.29          $3.79           $4.08         $(0.28)       $(2.16)
Year ended 03/31/1997.......................    13.14        0.43           1.55            1.98          (0.41)        (2.41)
Period ended 03/31/1996(a)..................    11.81        0.30           1.77            2.07          (0.37)        (0.37)
Year ended 05/31/1995.......................    11.43        0.42           1.11            1.53          (0.42)        (0.73)
Year ended 05/31/1994.......................    12.06        0.38           0.22            0.60          (0.42)        (0.81)
Year ended 05/31/1993.......................    11.41        0.37           1.08            1.45          (0.35)        (0.45)
Year ended 05/31/1992.......................    10.19        0.34           1.25            1.59          (0.30)        (0.07)
Period ended 05/31/1991*....................    10.00        0.05           0.14            0.19             --            --
PRIMARY B SHARES
Year ended 03/31/1998#......................   $12.30       $0.24          $3.75           $3.99         $(0.19)       $(2.16)
Period ended 03/31/1997*....................    13.50        0.25           1.21            1.46          (0.25)        (2.41)
INVESTOR A SHARES
Year ended 03/31/1998#......................   $12.26       $0.26          $3.77           $4.03         $(0.24)       $(2.16)
Year ended 03/31/1997.......................    13.11        0.36           1.58            1.94          (0.38)        (2.41)
Period ended 03/31/1996(a)..................    11.78        0.27           1.77            2.04          (0.34)        (0.37)
Year ended 05/31/1995.......................    11.41        0.40           1.10            1.50          (0.40)        (0.73)
Year ended 05/31/1994.......................    12.02        0.37           0.21            0.58          (0.38)        (0.81)
Year ended 05/31/1993.......................    11.40        0.34           1.05            1.39          (0.32)        (0.45)
Year ended 05/31/1992.......................    10.19        0.29           1.27            1.56          (0.28)        (0.07)
Period ended 05/31/1991*....................    10.04        0.05           0.10            0.15             --            --
INVESTOR B SHARES
Year ended 03/31/1998#......................   $12.25       $0.17          $3.77           $3.94         $(0.16)       $(2.16)
Year ended 03/31/1997.......................    13.10        0.31           1.57            1.88          (0.32)        (2.41)
Period ended 03/31/1996(a)..................    11.77        0.22           1.76            1.98          (0.28)        (0.37)
Year ended 05/31/1995.......................    11.40        0.34           1.11            1.45          (0.35)        (0.73)
Period ended 05/31/1994*....................    11.98        0.37           0.22            0.59          (0.36)        (0.81)
INVESTOR C SHARES
Year ended 03/31/1998#......................   $12.35       $0.18          $3.83           $4.01         $(0.19)       $(2.16)
Year ended 03/31/1997.......................    13.19        0.33           1.59            1.92          (0.35)        (2.41)
Period ended 03/31/1996(a)..................    11.83        0.21           1.78            1.99          (0.26)        (0.37)
Year ended 05/31/1995.......................    11.47        0.32           1.08            1.40          (0.31)        (0.73)
Year ended 05/31/1994.......................    12.04        0.28           0.21            0.49          (0.25)        (0.81)
Period ended 05/31/1993*....................    11.13        0.32           1.32            1.64          (0.28)        (0.45)

---------------

 * Equity Income's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on April 11, 1991, June 28, 1996, April 16, 1991, June 7, 1993 and June 17, 1992, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) Amount represents less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               WITHOUT WAIVERS AND/OR
                                                                                               EXPENSE REIMBURSEMENTS
                                                         RATIO OF                              ----------------------
                                                         OPERATING    RATIO OF NET                    RATIO OF
        TOTAL       NET ASSET              NET ASSETS   EXPENSES TO    INVESTMENT                    OPERATING
      DIVIDENDS       VALUE                  END OF       AVERAGE      INCOME TO     PORTFOLIO      EXPENSES TO
         AND         END OF      TOTAL       PERIOD         NET         AVERAGE      TURNOVER         AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN++    (000'S)       ASSETS       NET ASSETS      RATE          NET ASSETS
---------------------------------------------------------------------------------------------------------------------
       $(2.44)       $13.94      37.21%     $915,630       0.86%(c)       2.22%          74%            0.86%(c)
        (2.82)        12.30      15.62       200,772    0.91(c)           3.09          102             0.91(c)
        (0.74)        13.14      17.98       283,142       0.90+          2.84+          59             0.90+
        (1.15)        11.81      14.79       283,082       0.92           3.75          158             0.93
        (1.23)        11.43       5.00       225,740       0.94           3.41          116             0.95
        (0.80)        12.06      13.30       175,949       0.92           3.37           55             1.04
        (0.37)        11.41      15.91+++     18,104       1.10           3.15           84             2.21
           --         10.19       1.90+++     10,194       1.12+          3.66+           9             1.80+
       $(2.35)       $13.94      36.36%     $      0(d)    1.36%(c)       1.72%          74%            1.36%(c)
        (2.66)        12.30      11.17         6,484       1.41+(c)       2.59+         102             1.41+(c)
       $(2.40)       $13.89      36.92%     $ 68,006       1.11%(c)       1.97%          74%            1.11%(c)
        (2.79)        12.26      15.30        47,891       1.16(c)        2.84          102             1.16(c)
        (0.71)        13.11      17.75        42,606       1.15+          2.59+          59             1.15+
        (1.13)        11.78      14.53        35,538       1.17           3.50          158             1.18
        (1.19)        11.41       4.74        33,691       1.19           3.16          116             1.20
        (0.77)        12.02      12.78        32,760       1.17           3.12           55             1.29
        (0.35)        11.40      15.59+++      3,418       1.35           2.90           84             2.46
           --         10.19       1.49+++        497       1.37+          3.40+           9            15.09+
       $(2.32)       $13.87      36.02%     $144,929       1.78%(c)       1.30%          74%            1.78%(c)
        (2.73)        12.25      14.76       108,055       1.66(c)        2.34          102             1.66(c)
        (0.65)        13.10      17.21       104,026       1.65+          2.09+          59             1.65+
        (1.08)        11.77      14.03        75,371       1.67           3.00          158             1.68
        (1.17)        11.40       4.84        46,043       1.69+          2.66+         116             1.70+
       $(2.35)       $14.01      36.28%     $ 10,348       1.69%(c)       1.39%          74%            1.69%(c)
        (2.76)        12.35      15.01         5,007       1.41(c)        2.59          102             1.41(c)
        (0.63)        13.19      17.20         4,612       1.75+          1.99+          59             1.75+
        (1.04)        11.83      13.49         4,278       1.92           2.75          158             1.93
        (1.06)        11.47       3.96         4,221       1.94           2.41          116             1.95
        (0.73)        12.04      15.31         4,377       1.92+          2.37+          55             2.04+


         AVERAGE
     COMMISSION RATE
         PAID(b)
---  ---------------
         $0.0607
          0.0609
          0.0287
             N/A
             N/A
             N/A
             N/A
             N/A
         $0.0607
          0.0609
         $0.0607
          0.0609
          0.0287
             N/A
             N/A
             N/A
             N/A
             N/A
         $0.0607
          0.0609
          0.0287
             N/A
             N/A
         $0.0607
          0.0609
          0.0287
             N/A
             N/A
             N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                NET INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED   NET ASSET VALUE    FROM NET      FROM NET
                                     BEGINNING   INVESTMENT   GAIN/(LOSS) ON        FROM         INVESTMENT     REALIZED
                                     OF PERIOD     INCOME      INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 03/31/1998#.............   $17.87       $0.20          $ 5.98           $ 6.18          $(0.19)       $(3.94)
Year ended 03/31/1997..............    16.60        0.26            2.69             2.95           (0.26)        (1.42)
Period ended 03/31/1996(a).........    16.21        0.07            1.06             1.13           (0.12)        (0.62)
Year ended 11/30/1995..............    12.98        0.27            3.91             4.18           (0.28)        (0.67)
Year ended 11/30/1994..............    13.74        0.24           (0.23)            0.01           (0.23)        (0.54)
Year ended 11/30/1993..............    12.45        0.24            1.38             1.62           (0.24)        (0.09)
Year ended 11/30/1992..............    11.16        0.28            1.57             1.85           (0.27)        (0.29)
Year ended 11/30/1991..............     9.71        0.34            1.47             1.81           (0.36)           --
Year ended 11/30/1990..............    10.04        0.35           (0.36)           (0.01)          (0.32)           --
Period ended 11/30/1989*#..........    10.00        0.08           (0.04)            0.04              --            --
PRIMARY B SHARES
Year ended 03/31/1998#.............   $17.87       $0.11          $ 6.01           $ 6.12          $(0.07)       $(3.94)
Period ended 03/31/1997*...........    17.19        0.14            2.10             2.24           (0.14)        (1.42)
INVESTOR A SHARES
Year ended 03/31/1998#.............   $17.87       $0.15          $ 5.98           $ 6.13          $(0.14)       $(3.94)
Year ended 03/31/1997..............    16.60        0.21            2.70             2.91           (0.22)        (1.42)
Period ended 03/31/1996(a).........    16.21        0.05            1.06             1.11           (0.10)        (0.62)
Year ended 11/30/1995..............    12.98        0.23            3.92             4.15           (0.25)        (0.67)
Year ended 11/30/1994..............    13.72        0.20           (0.20)            0.00           (0.20)        (0.54)
Year ended 11/30/1993..............    12.45        0.22            1.35             1.57           (0.21)        (0.09)
Year ended 11/30/1992..............    11.16        0.26            1.59             1.85           (0.27)        (0.29)
Year ended 11/30/1991..............     9.71        0.34            1.47             1.81           (0.36)           --
Period ended 11/30/1990*...........    10.04        0.35           (0.36)           (0.01)          (0.32)           --
INVESTOR B SHARES
Year ended 03/31/1998#.............   $17.81       $0.02          $ 5.96           $ 5.98          $(0.04)       $(3.94)
Year ended 03/31/1997..............    16.55        0.14            2.68             2.82           (0.14)        (1.42)
Period ended 03/31/1996(a).........    16.15        0.03            1.05             1.08           (0.06)        (0.62)
Year ended 11/30/1995..............    12.94        0.17            3.89             4.06           (0.18)        (0.67)
Year ended 11/30/1994..............    13.71        0.15           (0.22)           (0.07)          (0.16)        (0.54)
Period ended 11/30/1993*...........    13.08        0.11            0.63             0.74           (0.11)           --
INVESTOR C SHARES
Year ended 03/31/1998#.............   $17.75       $0.04          $ 5.95           $ 5.99          $(0.05)       $(3.94)
Year ended 03/31/1997..............    16.50        0.17            2.68             2.85           (0.18)        (1.42)
Period ended 03/31/1996(a).........    16.09        0.04            1.05             1.09           (0.06)        (0.62)
Year ended 11/30/1995..............    12.90        0.13            3.88             4.01           (0.15)        (0.67)
Year ended 11/30/1994..............    13.64        0.12           (0.22)           (0.10)          (0.10)        (0.54)
Year ended 11/30/1993..............    12.41        0.13            1.32             1.45           (0.13)        (0.09)
Period ended 11/30/1992*...........    11.63        0.07            0.78             0.85           (0.07)           --

---------------

  *  Value's Primary A, Primary B, Investor A, Investor B and
     Investor C Shares commenced operations on September 19,
     1989, June 28, 1996, December 6, 1989, June 7, 1993 and June
     17, 1992, respectively.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++  Unaudited.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d)  Amount represents less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                          RATIO OF        RATIO OF                     RATIO OF
        TOTAL       NET ASSET              NET ASSETS     OPERATING    NET INVESTMENT                  OPERATING
      DIVIDENDS       VALUE                  END OF      EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO       AVERAGE
         AND         END OF      TOTAL       PERIOD        AVERAGE        AVERAGE       TURNOVER        AVERAGE        COMMISSION
    DISTRIBUTIONS    PERIOD     RETURN++     (000'S)     NET ASSETS      NET ASSETS       RATE        NET ASSETS      RATE PAID(b)
    ------------------------------------------------------------------------------------------------------------------------------
       $(4.13)       $19.92       38.53%   $2,248,460       0.95%(c)        1.04%          79%           0.95%(c)       $0.0590
        (1.68)        17.87       18.07     1,200,853       0.97(c)         1.51           47            0.97 (c)        0.0649
        (0.74)        16.60        7.20       998,957       0.96+           1.30+          12            0.96+           0.0648
        (0.95)        16.21       34.53       956,669       0.94            1.90           63            0.94               N/A
        (0.77)        12.98       (0.08)      799,743       0.93            1.85           75            0.93               N/A
        (0.33)        13.74       13.19       707,185       0.96            1.98           64            0.97               N/A
        (0.56)        12.45       17.00+++    282,138       0.90            2.31           60            0.97               N/A
        (0.36)        11.16       18.79+++     82,360       0.53            3.33           51            0.99               N/A
        (0.32)         9.71       (0.16)+++    19,769       0.21            4.19           24            1.11               N/A
           --         10.04        0.40+++      5,161       0.49+           4.41+          --            1.41+              N/A
       $(4.01)       $19.98       38.09%   $        0(d)    1.45%(c)        0.54%          79%           1.45%(c)       $0.0590
        (1.56)        17.87       13.20        27,586       1.47+(c)        1.01+          47            1.47+(c)        0.0649
       $(4.08)       $19.92       38.22%   $  149,167       1.20%(c)        0.79%          79%           1.20%(c)       $0.0590
        (1.64)        17.87       17.80        70,305       1.22(c)         1.26           47            1.22(c)         0.0649
        (0.72)        16.60        7.07        54,341       1.21+           1.05+          12            1.21+           0.0648
        (0.92)        16.21       34.22        48,440       1.19            1.65           63            1.19               N/A
        (0.74)        12.98       (0.17)       35,445       1.18            1.60           75            1.18               N/A
        (0.30)        13.72       12.80        32,607       1.21            1.73           64            1.22               N/A
        (0.56)        12.45       16.96+++     24,536       1.06            2.15           60            1.15               N/A
        (0.36)        11.16       18.79+++     13,514       0.53            3.33           51            0.99               N/A
        (0.32)         9.71       (0.16)+++     7,020       0.21+           4.19+          24            1.11+              N/A
       $(3.98)       $19.81       37.29%   $  149,635       1.87%(c)        0.12%          79%           1.87%(c)       $0.0590
        (1.56)        17.81       17.21        99,999       1.72(c)         0.76           47            1.72 (c)        0.0649
        (0.68)        16.55        6.90        88,861       1.71+           0.55+          12            1.71+           0.0648
        (0.85)        16.15       33.55        83,699       1.69            1.15           63            1.69               N/A
        (0.70)        12.94       (0.69)       42,530       1.68            1.10           75            1.68               N/A
        (0.11)        13.71        5.65        10,449       1.71+           1.23+          64            1.72+              N/A
       $(3.99)       $19.75       37.55%   $   13,969       1.78%(c)        0.21%          79%           1.78%(c)       $0.0590
        (1.60)        17.75       17.51         6,519       1.47(c)         1.01           47            1.47 (c)        0.0649
        (0.68)        16.50        6.99         4,633       1.58+           0.68+          12            1.58+           0.0648
        (0.82)        16.09       33.15         4,185       1.94            0.90           63            1.94               N/A
        (0.64)        12.90       (0.92)        2,983       1.93            0.85           75            1.93               N/A
        (0.22)        13.64       11.85         2,997       1.96            0.98           64            1.97               N/A
        (0.07)        12.41        7.33+++      1,286       1.98+           1.22+          60            1.98+              N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   NET
                                   NET ASSET                 NET REALIZED      INCREASE IN      DIVIDENDS     DISTRIBUTIONS
                                     VALUE        NET       AND UNREALIZED   NET ASSET VALUE     FROM NET        FROM NET
                                   BEGINNING   INVESTMENT      GAIN ON             FROM         INVESTMENT   REALIZED CAPITAL
                                   OF PERIOD     INCOME      INVESTMENTS        OPERATIONS        INCOME          GAINS
                                   ------------------------------------------------------------------------------------------
GROWTH & INCOME
PRIMARY A SHARES
Period ended 03/31/1998*#........   $10.00       $ 0.01         $2.02             $2.03           $0.00           $0.00
INVESTOR A SHARES
Period ended 03/31/1998*#........   $10.00       $ 0.00(c)      $2.02             $2.02           $0.00           $0.00
INVESTOR B SHARES
Period ended 03/31/1998*#........   $10.00       $(0.02)        $2.04             $2.02           $0.00           $0.00
INVESTOR C SHARES
Period ended 03/31/1998*#........   $10.00       $(0.02)        $2.04             $2.02           $0.00           $0.00


                                       TOTAL
                                     DIVIDENDS
                                        AND
                                   DISTRIBUTIONS
                                   -------------
GROWTH & INCOME
PRIMARY A SHARES
Period ended 03/31/1998*#........      $0.00
INVESTOR A SHARES
Period ended 03/31/1998*#........      $0.00
INVESTOR B SHARES
Period ended 03/31/1998*#........      $0.00
INVESTOR C SHARES
Period ended 03/31/1998*#........      $0.00

---------------

  *  Growth & Income Fund's Primary A, Investor A, Investor B and
     Investor C Shares commenced operations on December 31, 1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
(c)  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                               ---------------
                                         RATIO OF     RATIO OF NET                RATIO OF
    NET ASSET              NET ASSETS    OPERATING     INVESTMENT                 OPERATING
      VALUE                  END OF     EXPENSES TO   INCOME/LOSS    PORTFOLIO   EXPENSES TO     AVERAGE
     END OF      TOTAL       PERIOD     AVERAGE NET    TO AVERAGE    TURNOVER    AVERAGE NET    COMMISSION
     PERIOD     RETURN++    (000'S)       ASSETS       NET ASSETS      RATE        ASSETS      Rate Paid(a)
-----------------------------------------------------------------------------------------------------------
     $12.03      20.30%      $2,517        1.09%+(b)      0.38%+        22%         1.97%+(b)    $0.0528
     $12.02      20.20%      $1,141        1.34%+(b)      0.13%+        22%         2.22%+(b)    $0.0528
     $12.02      20.20%      $7,907        2.09%+(b)     (0.62)%+       22%         2.97%+(b)    $0.0528
     $12.02      20.20%      $  518        2.09%+(b)     (0.62)%+       22%         2.97%+(b)    $0.0528

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                             NET ASSET                 NET REALIZED     NET INCREASE   DIVIDENDS    DISTRIBUTIONS       TOTAL
                               VALUE        NET       AND UNREALIZED    IN NET ASSET    FROM NET      FROM NET        DIVIDENDS
                             BEGINNING   INVESTMENT   GAIN/(LOSS) ON     VALUE FROM    INVESTMENT     REALIZED           AND
                             OF PERIOD     INCOME       INVESTMENTS      OPERATIONS      INCOME     CAPITAL GAINS   DISTRIBUTIONS
                             ----------------------------------------------------------------------------------------------------
EQUITY INDEX
PRIMARY A SHARES
Year ended 03/31/1998#.....   $15.89       $0.27          $ 7.11           $7.38         $(0.27)       $(0.59)         $(0.86)
Year ended 03/31/1997......    13.58        0.26            2.36            2.62          (0.26)        (0.05)          (0.31)
Period ended
  03/31/1996(a)............    12.91        0.08            0.86            0.94          (0.13)        (0.14)          (0.27)
Year ended 11/30/1995......     9.84        0.28            3.20            3.48          (0.28)        (0.13)          (0.41)
Period ended 11/30/1994*...    10.00        0.24           (0.21)           0.03          (0.19)           --           (0.19)
PRIMARY B SHARES
Year ended 03/31/1998#.....   $15.89       $0.18          $ 7.12           $7.30         $(0.14)       $(0.59)         $(0.73)
Period ended 03/31/1997*...    14.13        0.16            1.80            1.96          (0.15)        (0.05)          (0.20)
INVESTOR A SHARES
Year ended 03/31/1998#.....   $15.87       $0.21          $ 7.05           $7.26         $(0.23)       $(0.59)         $(0.82)
Year ended 03/31/1997......    13.58        0.25            2.32            2.57          (0.23)        (0.05)          (0.28)
Period ended
  03/31/1996(a)............    12.91        0.06            0.87            0.93          (0.12)        (0.14)          (0.26)
Period ended 11/30/1995*...    12.29        0.03            0.59            0.62             --            --              --

---------------

 * Equity Index's Primary A, Primary B and Investor A Shares commenced operations on December 15, 1993, June 28, 1996 and October 10, 1995, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                          RATIO OF                                  REIMBURSEMENTS
                                                         OPERATING                                  ---------------
                                         RATIO OF       EXPENSES TO      RATIO OF NET                  RATIO OF
    NET ASSET              NET ASSETS    OPERATING        AVERAGE         INVESTMENT                   OPERATING
      VALUE                  END OF     EXPENSES TO      NET ASSETS       INCOME TO     PORTFOLIO     EXPENSES TO     AVERAGE
     END OF      TOTAL       PERIOD       AVERAGE        INCLUDING         AVERAGE      TURNOVER        AVERAGE      COMMISSION
     PERIOD     RETURN++    (000'S)     NET ASSETS    INTEREST EXPENSE    NET ASSETS      RATE        NET ASSETS    Rate Paid(b)
--------------------------------------------------------------------------------------------------------------------------------
     $22.41      47.38%     $656,523       0.35%(c)         0.36%            1.39%          26%           0.66%(c)    $0.0255
      15.89      19.41       567,039       0.35(c)           N/A             1.91            5            0.70(c)      0.0173
      13.58       7.33       192,388       0.35%+           0.35+           1.99+            2            0.73+        0.0291
      12.91      36.35       145,021       0.37             0.38             2.44           18            0.78            N/A
       9.84       0.29       123,147       0.35+              --            2.64+           14            0.79+           N/A
     $22.46      46.75%     $    123       0.85%(c)         0.86%            0.89%          26%           1.16%(c)    $0.0255
      15.89      13.93         5,505       0.85+(c)          N/A            1.41+            5            1.20+(c)     0.0173
     $22.31      46.58%     $  4,595       0.60%(c)         0.61%            1.14%          26%           0.91%(c)    $0.0255
      15.87      19.06         2,574       0.60(c)           N/A             1.66            5            0.95(c)      0.0173
      13.58       7.26            95       0.35+            0.35%+          1.99+            2            0.73+        0.0291
      12.91       5.04            11       0.62+            0.63+           2.19+           18            1.03+           N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      NET ASSET                    NET REALIZED                      DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED   NET INCREASE IN    FROM NET      FROM NET
                                      BEGINNING    INVESTMENT        GAIN ON       NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME     CAPITAL GAINS
                                      -----------------------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 03/31/1998##.............   $11.70        $ 0.02           $5.27             $5.29          $(0.01)       $(3.68)
Year ended 03/31/1997##.............    13.43          0.05            1.66              1.71           (0.05)        (3.39)
Period ended 03/31/1996(a)..........    14.24          0.02            0.38              0.40           (0.02)        (1.19)
Year ended 11/30/1995...............    11.23          0.09            3.28              3.37           (0.10)        (0.26)
Year ended 11/30/1994...............    11.08          0.09            0.14              0.23           (0.08)        (0.00)(b)
Year ended 11/30/1993...............    10.68          0.09            0.42              0.51           (0.10)        (0.01)
Period ended 11/30/1992*............    10.00          0.02            0.66#             0.68              --            --
PRIMARY B SHARES
Year ended 03/31/1998##.............   $11.68        $(0.05)          $5.25             $5.20          $   --        $(3.68)
Period ended 03/31/1997##*..........    13.96         (0.01)           1.12              1.11              --         (3.39)
INVESTOR A SHARES
Year ended 03/31/1998##.............   $11.67        $(0.01)          $5.28             $5.27          $   --        $(3.68)
Year ended 03/31/1997##.............    13.41          0.02            1.65              1.67           (0.02)        (3.39)
Period ended 03/31/1996(a)..........    14.22          0.01            0.38              0.39           (0.01)        (1.19)
Year ended 11/30/1995...............    11.21          0.06            3.28              3.34           (0.07)        (0.26)
Year ended 11/30/1994...............    11.06          0.07            0.14              0.21           (0.06)        (0.00)(b)
Year ended 11/30/1993...............    10.67          0.07            0.41              0.48           (0.08)        (0.01)
Period ended 11/30/1992*............    10.00          0.01            0.66#             0.67              --            --
INVESTOR B SHARES
Year ended 03/31/1998##.............   $11.47        $(0.10)          $5.14             $5.04          $   --        $(3.68)
Year ended 03/31/1997##.............    13.31         (0.08)           1.63              1.55              --         (3.39)
Period ended 03/31/1996(a)..........    14.15         (0.02)           0.37              0.35              --         (1.19)
Year ended 11/30/1995...............    11.17         (0.03)           3.27              3.24              --         (0.26)
Year ended 11/30/1994...............    11.05         (0.01)           0.13              0.12              --         (0.00)(b)
Period ended 11/30/1993*............    10.55         (0.01)           0.53              0.52           (0.02)           --
INVESTOR C SHARES
Year ended 03/31/1998##.............   $11.50        $(0.08)          $5.18             $5.10          $   --        $(3.68)
Year ended 03/31/1997##.............    13.26         (0.01)           1.64              1.63              --         (3.39)
Period ended 03/31/1996(a)..........    14.09          0.00(b)         0.36              0.36              --         (1.19)
Year ended 11/30/1995...............    11.14         (0.03)           3.24              3.21              --         (0.26)
Year ended 11/30/1994...............    11.01         (0.02)           0.15              0.13              --         (0.00)(b)
Year ended 11/30/1993...............    10.67         (0.00)(b)        0.38              0.38           (0.03)        (0.01)
Period ended 11/30/1992*............    10.00         (0.00)(b)        0.67#             0.67              --            --

---------------

 * Capital Growth's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on September 30, 1992, June 28, 1996, October 2, 1992, June 7, 1993 and October 2, 1992, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                WITHOUT WAIVERS
                                                                                                AND/OR EXPENSE
                                                                                                REIMBURSEMENTS
                                                                                                ---------------
                                                         RATIO OF     RATIO OF NET                 RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                  OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO   EXPENSES TO     AVERAGE
         AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE     TURNOVER      AVERAGE      COMMISSION
    DISTRIBUTIONS    PERIOD     RETURN++    (000'S)     NET ASSETS     NET ASSETS       RATE      NET ASSETS    Rate Paid(c)
----------------------------------------------------------------------------------------------------------------------------
       $(3.69)       $13.30      53.89%     $872,150       0.95%(d)(e)      0.13%        113%         0.95%(d)    $0.0586
        (3.44)        11.70      11.88       533,168       0.96(e)         0.39           75          0.96         0.0604
        (1.21)        13.43       3.14       839,300       0.96+           0.38+          25          0.96+        0.0632
        (0.36)        14.24      30.96       867,361       0.98            0.71           80          0.98            N/A
        (0.08)        11.23       2.14       717,914       0.90            0.85           56          0.91            N/A
        (0.11)        11.08       4.84       646,661       0.80            0.84           81          0.89            N/A
           --         10.68       6.80+++    728,629       0.30+           1.33+           7          1.05+           N/A
       $(3.68)       $13.20      52.99%     $    271       1.45%(d)(e)     (0.37)%       113%         1.45%(d)    $0.0586
        (3.39)        11.68       7.07        12,367       1.46+(e)       (0.11)+         75          1.46+        0.0604
       $(3.68)       $13.26      53.83%     $ 43,380       1.20%(d)(e)     (0.12)%       113%         1.20%(d)    $0.0586
        (3.41)        11.67      11.58        20,465       1.21(e)         0.14           75          1.21         0.0604
        (1.20)        13.41       3.02        18,311       1.21+           0.13+          25          1.21+        0.0632
        (0.33)        14.22      30.70        16,770       1.23            0.46           80          1.23            N/A
        (0.06)        11.21       1.93        11,038       1.15            0.60           56          1.16            N/A
        (0.09)        11.06       4.56        11,182       1.05            0.59           81          1.14            N/A
           --         10.67       6.70+++      1,225       0.55+           1.08+           7          1.30+           N/A
       $(3.68)       $12.83      52.52%     $ 59,496       1.95%(d)(e)     (0.87)%       113%         1.95%(d)    $0.0586
        (3.39)        11.47      10.68        41,933       1.96(e)        (0.61)          75          1.96         0.0604
        (1.19)        13.31       2.77        41,045       1.96+          (0.62)+         25          1.96+        0.0632
        (0.26)        14.15      29.80        40,868       1.98           (0.29)          80          1.98            N/A
        (0.00)(b)     11.17       1.12        23,591       1.90           (0.15)          56          1.91            N/A
        (0.02)        11.05       4.95         9,511       1.80+          (0.16)+         81          1.89+           N/A
       $(3.68)       $12.92      53.02%     $  6,176       1.78%(d)(e)     (0.70)%       113%         1.78%(d)    $0.0586
        (3.39)        11.50      11.39         5,752       1.46(e)        (0.11)          75          1.46         0.0604
        (1.19)        13.26       2.86         3,655       1.58+          (0.24)+         25          1.58+        0.0632
        (0.26)        14.09      29.61         3,322       1.98           (0.29)          80          1.98            N/A
        (0.00)(b)     11.14       1.22         2,394       1.90           (0.15)          56          1.91            N/A
        (0.04)        11.01       3.61         2,919       1.80           (0.16)          81          1.89            N/A
        (0.00)(b)     10.67       6.70+++        406       1.30+           0.33+           7          2.05+           N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    NET ASSET                    NET REALIZED      NET INCREASE/    DIVIDENDS     DISTRIBUTIONS
                                      VALUE          NET        AND UNREALIZED     (DECREASE) IN     FROM NET        FROM NET
                                    BEGINNING    INVESTMENT     GAIN/(LOSS) ON    NET ASSET VALUE   INVESTMENT   REALIZED CAPITAL
                                    OF PERIOD   INCOME/(LOSS)     INVESTMENTS     FROM OPERATIONS     INCOME          GAINS
                                    ---------------------------------------------------------------------------------------------
DISCIPLINED EQUITY
PRIMARY A SHARES
Year ended 03/31/1998##...........   $18.47        $ 0.08           $ 7.88            $ 7.96          $(0.03)         $(4.23)
Year ended 03/31/1997.............    17.19          0.14             2.79              2.93           (0.14)          (1.51)
Period ended 03/31/1996(a)........    17.06          0.05             0.35              0.40           (0.04)          (0.23)
Year ended 11/30/1995.............    13.08          0.10             3.96              4.06           (0.08)             --
Period ended 11/30/1994*..........    13.31          0.01            (0.23)#           (0.22)          (0.01)             --
Period ended 04/29/1994*..........    13.65         (0.05)            2.66              2.61              --           (2.95)
Period ended 04/30/1993*..........    10.00         (0.03)            3.74              3.71              --           (0.06)
PRIMARY B SHARES
Year ended 03/31/1998##...........   $18.47        $(0.03)          $ 7.96            $ 7.93              --          $(4.23)
Period ended 03/31/1997***........    17.84          0.03             2.15              2.18          $(0.04)          (1.51)
INVESTOR A SHARES
Year ended 03/31/1998##...........   $18.44        $ 0.02           $ 7.87            $ 7.89          $(0.01)         $(4.23)
Year ended 03/31/1997.............    17.16          0.08             2.80              2.88           (0.09)          (1.51)
Period ended 03/31/1996(a)........    17.04          0.04             0.35              0.39           (0.04)          (0.23)
Year ended 11/30/1995.............    13.06          0.09             3.96              4.05           (0.07)             --
Period ended 11/30/1994**.........    13.30          0.00(b)         (0.23)#           (0.23)          (0.01)             --
Period ended 04/30/1994**.........    14.94         (0.04)            1.35              1.31              --           (2.95)
INVESTOR B SHARES
Year ended 03/31/1998##...........   $18.20        $(0.12)          $ 7.72            $ 7.60              --          $(4.23)
Year ended 03/31/1997.............    17.00         (0.05)            2.76              2.71              --           (1.51)
Period ended 03/31/1996(a)........    16.89         (0.01)            0.35              0.34              --           (0.23)
Year ended 11/30/1995.............    13.02          0.03             3.87              3.90          $(0.03)             --
Period ended 11/30/1994***........    12.77         (0.02)            0.28              0.26           (0.01)             --
INVESTOR C SHARES
Year ended 03/31/1998##...........   $18.41        $(0.09)          $ 7.83            $ 7.74              --          $(4.23)
Year ended 03/31/1997.............    17.10          0.04             2.79              2.83          $(0.01)          (1.51)
Period ended 03/31/1996(a)........    16.97          0.01             0.35              0.36              --           (0.23)
Period ended 11/30/1995***........    14.08         (0.00)(b)         2.92              2.92           (0.03)             --

---------------
 * The period for the Disciplined Equity's Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds' Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
 ** The period for the Disciplined Equity's Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
*** The Disciplined Equity's Primary B, Investor B and Investor C Shares commenced operations on June 28, 1996, May 20, 1994 and May 10, 1995, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
 (f) Amount represents less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                     RATIO OF                              REIMBURSEMENTS
                                                                    OPERATING                              ---------------
                                                                     EXPENSES    RATIO OF NET                 RATIO OF
                    TOTAL       NET ASSET              NET ASSETS       TO        INVESTMENT                  OPERATING
                  DIVIDENDS       VALUE                  END OF      AVERAGE     INCOME/(LOSS)   PORTFOLIO   EXPENSES TO
    RETURN OF        AND         END OF      TOTAL       PERIOD        NET        TO AVERAGE     TURNOVER      AVERAGE
     CAPITAL    DISTRIBUTIONS    PERIOD     RETURN++    (000'S)       ASSETS      NET ASSETS       RATE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
         --        $(4.26)       $22.17      48.65%     $132,504       0.98%(d)(e)     0.37%         79%         0.98%(d)(e)
         --         (1.65)        18.47      17.00       100,260       1.04(d)         0.70         120          1.04
         --         (0.27)        17.19       2.44       116,469       1.02+           0.82+         47          1.02+
         --         (0.08)        17.06      31.13       109,939       1.30            0.85         124           1.3
     $(0.00)(b)     (0.01)        13.08      (1.62)        9,947       1.13+           0.12+        177          1.56+
         --         (2.95)        13.31      18.79         8,079       1.20+          (0.60)+       475          1.53+
         --         (0.06)        13.65      37.13         4,638       1.20+          (0.58)+       203          1.31+
         --        $(4.23)       $22.17      48.44%     $      0(f)    1.48%(d)(e)    (0.13)%        79%         1.48%(d)(e)
         --         (1.55)        18.47      12.13         1,121       1.54+(d)        0.20+        120          1.54+
         --        $(4.24)       $22.09      48.28%     $ 21,725       1.23%(d)(e)     0.12%         79%         1.23%(d)(e)
         --         (1.60)        18.44      16.76         6,837       1.29(d)         0.45         120          1.29
         --         (0.27)        17.16       2.35         4,722       1.12+           0.72+         47          1.12+
         --         (0.07)        17.04      31.05         3,234       1.40            0.75         124           1.4
     $(0.00)(b)     (0.01)        13.06      (1.71)          252       1.23+           0.02+        177          1.66+
         --         (2.95)        13.30       8.31           165       1.30+          (0.62)+       475          1.74+
         --        $(4.23)       $21.57      47.14%     $ 38,079       1.98%(d)(e)    (0.63)%        79%         1.98%(d)(e)
         --         (1.51)        18.20      15.86        20,257       2.04(d)        (0.30)        120          2.04
         --         (0.23)        17.00       2.08        18,412       2.02+          (0.18)+        47          2.02+
         --         (0.03)        16.89      29.94        16,874       2.30           (0.15)        124           2.3
     $(0.00)(b)     (0.01)        13.02       2.02           177       2.09+          (0.84)+       177          2.52+
         --        $(4.23)       $21.92      47.38%     $  1,199       1.81%(d)(e)    (0.46)%        79%         1.81%(d)(e)
         --         (1.52)        18.41      16.45           446       1.54(d)         0.20         120          1.54
         --         (0.23)        17.10       2.19           283       1.65+           0.19+         47          1.65+
         --         (0.03)        16.97      20.78           322       2.30+          (0.15)+       124          2.30+


       AVERAGE
      COMMISSION
     RATE PAID(c)
---  ------------
       $0.0263
        0.0377
        0.0627
           N/A
           N/A
           N/A
           N/A
       $0.0263
        0.0377
       $0.0263
        0.0377
        0.0627
           N/A
           N/A
           N/A
       $0.0263
        0.0377
        0.0627
           N/A
           N/A
       $0.0263
        0.0377
        0.0627
           N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         NET            NET
                                     NET ASSET                       REALIZED AND   INCREASE IN   DIVIDENDS    DISTRIBUTIONS
                                       VALUE            NET           UNREALIZED     NET ASSET     FROM NET      FROM NET
                                     BEGINNING      INVESTMENT         GAIN ON      VALUE FROM    INVESTMENT     REALIZED
                                     OF PERIOD     INCOME/(LOSS)     INVESTMENTS    OPERATIONS      INCOME     CAPITAL GAINS
                                     ---------------------------------------------------------------------------------------
FOCUSED EQUITIES
PRIMARY A SHARES
Period ended 03/31/1998*#..........   $10.00          $(0.01)           $2.14          $2.13        $0.00          $0.00
INVESTOR A SHARES
Period ended 03/31/1998*#..........   $10.00          $(0.01)           $2.15          $2.14        $0.00          $0.00
INVESTOR B SHARES
Period ended 03/31/1998*#..........   $10.00          $(0.04)           $2.17          $2.13        $0.00          $0.00
INVESTOR C SHARES
Period ended 03/31/1998*#..........   $10.00          $(0.04)           $2.17          $2.13        $0.00          $0.00

---------------

  *  Focused Equities' Primary A, Investor A, Investor B and
     Investor C Shares commenced operations on December 31, 1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          WITHOUT WAIVERS
                                                                                                          AND/OR EXPENSE
                                                                                                          REIMBURSEMENTS
                                                                                                          ---------------
                                                            RATIO OF        RATIO OF NET                     RATIO OF
        TOTAL        NET ASSET               NET ASSETS     OPERATING        INVESTMENT                      OPERATING
      DIVIDENDS        VALUE                   END OF      EXPENSES TO        LOSS TO         PORTFOLIO     EXPENSES TO
         AND          END OF       TOTAL       PERIOD        AVERAGE          AVERAGE         TURNOVER        AVERAGE
    DISTRIBUTIONS     PERIOD      RETURN++     (000'S)     NET ASSETS        NET ASSETS         RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
        $0.00         $12.13       21.30%      $ 8,808        1.52%+(b)        (0.30)%+          25%           1.52%+(b)
        $0.00         $12.14       21.40%      $ 6,056        1.77%+(b)        (0.55)%+          25%           1.77%+(b)
        $0.00         $12.13       21.30%      $20,446        2.52%+(b)        (1.30)%+          25%           2.52%+(b)
        $0.00         $12.13       21.30%      $   469        2.52%+(b)        (1.30)%+          25%           2.52%+(b)


       AVERAGE
      COMMISSION
     RATE PAID(a)
---  ------------
       $0.0544
       $0.0544
       $0.0544
       $0.0544

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    NET ASSET                    NET REALIZED      NET INCREASE/    DISTRIBUTIONS       TOTAL
                                      VALUE          NET        AND UNREALIZED     (DECREASE) IN      FROM NET        DIVIDENDS
                                    BEGINNING    INVESTMENT     GAIN/(LOSS) ON    NET ASSET VALUE     REALIZED           AND
                                    OF PERIOD   INCOME/(LOSS)     INVESTMENTS     FROM OPERATIONS   CAPITAL GAINS   DISTRIBUTIONS
                                    ---------------------------------------------------------------------------------------------
EMERGING GROWTH
PRIMARY A SHARES
Year ended 03/31/1998#............   $12.86        $(0.06)          $ 5.55            $ 5.49           $(1.79)         $(1.79)
Year ended 03/31/1997#............    14.04         (0.04)            0.20              0.16            (1.34)          (1.34)
Period ended 03/31/1996#(a).......    14.28         (0.00)(b)         1.26              1.26            (1.50)          (1.50)
Year ended 11/30/1995.............    11.41          0.01             3.26              3.27            (0.40)          (0.40)
Year ended 11/30/1994#............    10.87         (0.03)            0.71              0.68            (0.14)          (0.14)
Period ended 11/30/1993*..........    10.00         (0.01)            0.89              0.88            (0.01)          (0.01)
PRIMARY B SHARES
Year ended 03/31/1998#............   $12.81        $(0.15)          $ 5.54            $ 5.39           $(1.79)         $(1.79)
Year ended 03/31/1997#*...........    15.08         (0.08)           (0.85)            (0.93)           (1.34)          (1.34)
INVESTOR A SHARES
Year ended 03/31/1998#............   $12.69        $(0.10)          $ 5.50            $ 5.40           $(1.79)         $(1.79)
Year ended 03/31/1997#............    13.91         (0.07)            0.19              0.12            (1.34)          (1.34)
Period ended 03/31/1996#(a).......    14.17         (0.01)            1.25              1.24            (1.50)          (1.50)
Year ended 11/30/1995.............    11.35         (0.01)            3.23              3.22            (0.40)          (0.40)
Year ended 11/30/1994#............    10.85         (0.06)            0.70              0.64            (0.14)          (0.14)
Period ended 11/30/1993*..........     9.87         (0.03)            1.02              0.99            (0.01)          (0.01)
INVESTOR B SHARES
Year ended 03/31/1998#............   $12.29        $(0.20)          $ 5.28            $ 5.08           $(1.79)         $(1.79)
Year ended 03/31/1997#............    13.61         (0.18)            0.20              0.02            (1.34)          (1.34)
Period ended 03/31/1996#(a).......    13.93         (0.05)            1.23              1.18            (1.50)          (1.50)
Year ended 11/30/1995.............    11.24         (0.07)            3.16              3.09            (0.40)          (0.40)
Year ended 11/30/1994#............    10.82         (0.14)            0.70              0.56            (0.14)          (0.14)
Period ended 11/30/1993*..........     9.88         (0.02)            0.96              0.94               --              --
INVESTOR C SHARES
Year ended 03/31/1998#............   $12.31        $(0.18)          $ 5.29            $ 5.11           $(1.79)         $(1.79)
Year ended 03/31/1997#............    13.56         (0.10)            0.19              0.09            (1.34)          (1.34)
Period ended 03/31/1996#(a).......    13.87         (0.03)            1.22              1.19            (1.50)          (1.50)
Year ended 11/30/1995.............    11.20         (0.08)            3.15              3.07            (0.40)          (0.40)
Year ended 11/30/1994#............    10.78         (0.14)            0.70              0.56            (0.14)          (0.14)
Period ended 11/30/1993*..........     9.89         (0.09)            0.98              0.89               --              --

---------------

 * Emerging Growth's Primary A, Primary B, Investor A, Investor B and Investor C Shares commenced operations on December 4, 1992, June 28, 1996, December 10, 1992, June 7, 1993 and December 18, 1992, respectively.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                     RATIO OF         RATIO OF                                   ---------------
                                     OPERATING       OPERATING          RATIO OF                    RATIO OF
NET ASSET              NET ASSETS   EXPENSES TO     EXPENSES TO      NET INVESTMENT                 OPERATING
  VALUE                  END OF       AVERAGE       AVERAGE NET       INCOME/(LOSS)    PORTFOLIO   EXPENSES TO     AVERAGE
 END OF      TOTAL       PERIOD         NET       ASSETS INCLUDING     TO AVERAGE      TURNOVER      AVERAGE      COMMISSION
 PERIOD     RETURN++    (000'S)       ASSETS      INTEREST EXPENSE     NET ASSETS        RATE      NET ASSETS    Rate Paid(c)
-----------------------------------------------------------------------------------------------------------------------------
 $16.56      45.09%     $318,584       0.98%(d)        0.99%              (0.42)%          76%        0.98%(d)     $0.0526
  12.86       0.48       267,319       0.98(d)          N/A               (0.26)           93         0.98(d)       0.0562
  14.04       9.87       295,764       0.99+            N/A               (0.06)+          39         0.99%+        0.0599
  14.28      29.95       269,484       0.98             N/A                0.08           139         0.98        N/A
  11.41       6.26       182,459       1.01             N/A               (0.29)          129         1.01        N/A
  10.87       8.81       121,281       0.80+            N/A               (0.15)+         159         1.01+       N/A
 $16.41      44.33%     $     23       1.48%(d)        1.49%              (0.92)%          76%        1.48%(d)     $0.0526
  12.81      (6.80)        2,897       1.48+(d)         N/A               (0.76)+          93         1.48+(d)      0.0562
 $16.30      44.86%     $ 21,591       1.23%(d)        1.24%              (0.67)%          76%        1.23%(d)     $0.0526
  12.69       0.18        12,126       1.23(d)          N/A               (0.51)           93         1.23(d)       0.0562
  13.91       9.80         7,802       1.24+            N/A               (0.31)+          39         1.24+         0.0599
  14.17      29.65         5,765       1.23             N/A               (0.17)          139         1.23        N/A
  11.35       5.90         3,234       1.26             N/A               (0.54)          129         1.26        N/A
  10.85       9.99         2,095       1.05+            N/A               (0.40)+         159         1.26+       N/A
 $15.58      43.64%     $ 45,451       1.98%(d)        1.99%              (1.42)%          76%        1.98%(d)     $0.0526
  12.29      (0.57)       33,342       1.98(d)          N/A               (1.26)           93         1.98(d)       0.0562
  13.61       9.52        34,989       1.99+            N/A               (1.06)+          39         1.99+         0.0599
  13.93      28.75        32,349       1.98             N/A               (0.92)          139         1.98        N/A
  11.24       5.17        15,909       2.01             N/A               (1.29)          129         2.01        N/A
  10.82       9.51         3,594       1.80+            N/A               (1.15)+         159         2.01+       N/A
 $15.63      43.80%     $  2,266       1.81%(d)        1.82%              (1.25)%          76%        1.81%(d)     $0.0526
  12.31      (0.04)        1,437       1.48(d)          N/A               (0.76)           93         1.48(d)       0.0562
  13.56       9.64           936       1.61+            N/A               (0.68)+          39         1.61+         0.0599
  13.87      28.67           805       1.98             N/A               (0.92)          139         1.98        N/A
  11.20       5.19           542       2.01             N/A               (1.29)          129         2.01        N/A
  10.78       9.00           469       1.80+            N/A               (1.15)+         159         2.01+       N/A

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        NET ASSET                 NET REALIZED    NET INCREASE   DIVIDENDS    DISTRIBUTIONS
                                          VALUE        NET       AND UNREALIZED   IN NET ASSET    FROM NET      FROM NET
                                        BEGINNING   INVESTMENT      GAIN ON        VALUE FROM    INVESTMENT     REALIZED
                                        OF PERIOD     INCOME      INVESTMENTS      OPERATIONS      INCOME     CAPITAL GAINS
                                        -----------------------------------------------------------------------------------
SMALL COMPANY GROWTH
PRIMARY A SHARES
Period ended 03/31/1998*..............   $12.07       $ 0.01         $4.43           $4.44         $(0.01)       $(0.71)
Period ended 05/16/97*................    10.65         0.04          1.47            1.51          (0.04)        (0.05)
Period ended 08/31/96*(c).............    10.00         0.09          0.64            0.73          (0.08)           --
INVESTOR A SHARES
Period ended 03/31/1998*..............   $12.05       $(0.02)        $4.42           $4.40         $   --        $(0.71)
Period ended 05/16/97*................    10.64         0.03          1.46            1.49          (0.03)        (0.05)
Period ended 08/31/96*(c).............    10.00         0.05          0.64            0.69          (0.05)           --
INVESTOR B SHARES
Period ended 03/31/1998*..............   $12.03       $(0.08)        $4.35           $4.27         $   --        $(0.71)
Period ended 05/16/97*................    10.65        (0.03)         1.46            1.43             --         (0.05)
Period ended 08/31/96*(c).............    10.00         0.01          0.65            0.66          (0.01)           --
INVESTOR C SHARES
Period ended 03/31/1998**.............   $15.18       $(0.08)        $1.35           $1.27         $   --        $(0.71)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, Class
     A Shares and Class B Shares, which were reorganized into the Primary A Shares, Investor A Shares and Investor B Shares, respectively, as of the close of business on May 23, 1997.
     Prior to May 23, 1997, the investment manager to Small
     Company Growth was Boatmen's Trust Company. Effective May
     23, 1997, the investment manager to Small Company Growth was TradeStreet Investment Associates, Inc.
 **  Investor C Shares commenced operations on September 22,
     1997.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%
     for Primary A, Investor A and Investor C Shares and 0.01% for Investor B Shares.
(c) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                WITHOUT WAIVERS
                                                                                                                AND/OR EXPENSE
                                                                                                                REIMBURSEMENTS
                                                                      RATIO OF                                  ---------------
                                                     RATIO OF        OPERATING       RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING      EXPENSES TO       INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO     AVERAGE NET      INCOME/LOSS    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE     ASSETS INCLUDING    TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++    (000'S)     NET ASSETS    INTEREST EXPENSE    NET ASSETS      RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
   $(0.72)       $15.79      37.27%     $235,427       0.95%+(b)       0.95%+            0.05%+        59%           1.26%+(b)
    (0.09)        12.07      14.21       109,450       0.98+             --              0.54+         48           1.41+
    (0.08)        10.65       7.37        70,483       1.00+             --              1.06+         31           1.54+
   $(0.71)       $15.74      37.02%     $  6,772       1.20%+(b)       1.20%+           (0.20)%+       59%           1.51%+(b)
    (0.08)        12.05      13.98         3,697       1.23+             --              0.30+         48           1.66+
    (0.05)        10.64       6.88         2,611       1.25+             --              0.66+         31           1.65+
   $(0.71)       $15.59      36.06%     $  3,384       1.87%+(b)       1.88%+           (0.87)%+       59%           2.18%+(b)
    (0.05)        12.03      13.43         2,635       1.97+             --             (0.45)+        48           2.41+
    (0.01)        10.65       6.65         1,878       2.01+             --             (0.07)+        31           2.44+
   $(0.71)       $15.74       8.75%     $  3,122       1.95%+(b)       1.95%+           (0.95)%+       59%           2.26%+(b)

                  AVERAGE
                COMMISSION
               RATE PAID(a)
               ------------
                  $0.0356
                   0.0323
                   0.0340
                  $0.0356
                   0.0323
                   0.0340
                  $0.0356
                   0.0323
                   0.0340
                  $0.0356


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust") and Nations Fund, Inc. (the "Company") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1998, the Trust offered thirty-seven separate portfolios and the Company offered eight separate portfolios. Information presented in these financial statements pertains only to the domestic stock portfolios of the Trust and the Company (each a "Fund" and collectively, the "Funds"). The financial statements for the other portfolios of the Trust and the Company are presented under separate cover. The Funds (except Equity Index Fund, Focused Equities Fund and Growth & Income Fund) currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. Index Fund currently offers Primary A Shares, Primary B Shares and Investor A Shares and Focused Equities Fund and Growth & Income Fund currently offer Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Each class of shares of a Fund has identical voting rights (except shareholders of a class have exclusive voting rights on matters that relate solely to that class), dividend, liquidation and other rights, except each class bears different shareholder servicing and distribution plan fees.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: The Funds' portfolio securities which are traded on a recognized stock exchange or on the NASDAQ system are valued at the last sales price on the securities exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets (other than on the NASDAQ system) are valued at the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets are valued by the investment adviser under the supervision of the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Futures Contracts: The Equity Index Fund may invest in futures contracts for the purpose of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or for gaining exposure to the equity market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day. The Fund recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks arise in the possible movement of the securities or indices underlying those investments. Risks also include the possibility that there may not be a liquid secondary market for these contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities or that the counterparty to a contract may default on its obligation to perform.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividends and Distributions to Shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Balanced Assets, Emerging Growth, Equity Index, Focused Equities and Growth & Income Funds; all other Funds declare and pay distributions monthly.

Each Fund will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for organization costs, paydowns, net operating losses, currency gains and losses and the Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 1998 were as follows:

                                                INCREASE/
                                               (DECREASE)      INCREASE/
                                 INCREASE/    UNDISTRIBUTED    (DECREASE)
                                 (DECREASE)        NET        ACCUMULATED
                                  PAID-IN      INVESTMENT     NET REALIZED
                                  CAPITAL        INCOME       GAIN/(LOSS)
                                 -----------------------------------------
Balanced Assets................  4,634,817        (46,783)     (4,588,034)
Equity Income..................  7,979,630             --      (7,979,630)
Value..........................  46,360,281            --     (46,360,281)
Growth & Income................    (11,642)        10,926             716
Equity Index...................  4,388,447         (2,460)     (4,385,987)
Capital Growth.................  33,962,903       191,581     (34,154,484)
Disciplined Equity.............  4,259,550             --      (4,259,550)
Focused Equities...............    (28,127)        27,920             207
Emerging Growth................  8,746,211      2,066,915     (10,813,126)
Small Company Growth...........      3,628         (3,628)             --

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.

Expenses: General expenses of the Trust or the Company are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or class of shares are charged to such Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and the Company has, on behalf of the Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of these Investment Advisory Agreements, NBAI is entitled to receive an advisory fee calculated daily and payable monthly based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                          ANNUAL
                                                           RATE
                                                          ------
Small Company Growth....................................  1.00%
Focused Equities, Growth & Income.......................  0.85%
Balanced Assets, Value, Capital Growth, Disciplined
 Equity, Emerging Growth................................  0.75%
Equity Index............................................  0.50%

                             FEES ON          FEES ON          FEES ON
                            NET ASSETS       NET ASSETS       NET ASSETS
                              UP TO         BETWEEN $100      EXCEEDING
                           $100 MILLION   AND $250 MILLION   $250 MILLION
                           ----------------------------------------------
Equity Income............     0.75%            0.70%            0.60%

Each of the Trust and the Company has, on behalf of the Funds, entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at the

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

following annual rates of each Fund's average daily net assets:

                                                          ANNUAL
                                                           RATE
                                                          ------
Growth & Income, Focused Equities.......................  0.45%
Balanced Assets, Value, Capital Growth, Disciplined
 Equity, Emerging Growth, Small Company Growth..........  0.25%
Equity Income...........................................  0.20%
Equity Index............................................  0.10%

The Trust has, on behalf of the Focused Equities and Growth & Income Funds, entered into a sub-advisory agreement with NBAI and Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from NBAI at the annual rate of 0.45% of each Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as the administrator of the Trust and the Company. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the co-administrator of the Trust and the Company. Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average net assets. Effective November 18, 1997 NBAI became the sub-administrator of the Trust and the Company pursuant to a sub-administration agreement with Stephens. Prior to that date, NationsBank served as sub-administrator. For the year ended March 31, 1998, Stephens earned $3,276,473 from the Funds for its administration services, of which $312,936 and $202,992 was paid to NBAI and NationsBank, respectively, for their services as sub-administrator.

The investment adviser, sub-adviser and administrator may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1998, the fee waivers were as follows:

                                                     FEES WAIVED
                                                     BY ADVISER
                                                     -----------
Value..............................................  $   49,168
Equity Index.......................................   2,088,839
Small Company Growth...............................     419,890
Growth & Income....................................      11,246

NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian of the Trust's and the Company's assets and, for the year ended March 31, 1998, earned $52,077 for providing such services. The Bank of New York ("BONY") has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY serves as sub-custodian for the Funds. For the year ended March 31, 1998, expenses of the Funds were reduced by $34,917 under expense offset arrangements with BONY. Custodian fees reported in the Statements of Operations exclude these credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas served as the sub-transfer agent for the Primary Shares of the Funds for the year ended March 31, 1998, and earned approximately $41,600 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1998, the Funds were informed that the distributor received $564,079 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees are paid to affiliates of NationsBank and NBAI.

The Trust and the Company pay each unaffiliated Trustee or Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust and the Company also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's and the Company's eligible Trustees or Directors, respectively, may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of Operations.

The Company has made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Ex-

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

change Commission. For the period ended March 31, 1998, the Funds earned $2,063,627 in the aggregate from such investments.

A significant portion of each Fund's Primary A Shares represent investments by fiduciary accounts over which Nations Bank N.A. has either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND
    DISTRIBUTION PLANS

The Trust and the Company each have adopted a shareholder administration plan for Primary B shares of each Fund (except Growth & Income and Focused Equities) and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund (except Equity Index). The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate as a percentage of average daily net assets set forth from time to time by the Board of Trustees/ Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans are paid to affiliates of NationsBank and NBAI.

At March 31, 1998, the actual rates in effect and the plan limits, as a percentage of average daily assets, were as follows:

                                                           PLAN
                                           CURRENT RATE    LIMIT
                                           ---------------------
Primary B Administration Plan............      0.50%       0.60%
Investor A Shareholder Servicing and
 Distribution Plan.......................      0.25%       0.25%
Investor B Distribution Plan:
 Balanced Assets, Equity Income, Value,
   Small Company Growth..................      0.75%*      0.75%
 Focused Equities, Growth & Income,
   Capital Growth, Disciplined Equity,
   Emerging Growth.......................      0.75%       0.75%
Investor B and C Shareholder Servicing
 Plans...................................      0.25%       0.25%
Investor C Distribution Plan:
 Balanced Assets, Equity Income, Value,
   Capital Growth, Disciplined Equity,
   Emerging Growth, Small Company
   Growth................................      0.75%**     0.75%
 Focused Equities, Growth & Income.......      0.75%       0.75%

---------------
 * Reflects a rate change effective August 1, 1997 from 0.50%.

** Reflects a rate change effective August 1, 1997 from 0.25%.
4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the year ended March 31, 1998 were as follows:

                                    PURCHASES           SALES
                                  --------------------------------
Balanced Assets.................  $  371,727,361    $  474,933,741
Equity Income...................     835,752,289       485,182,747
Value...........................   1,562,625,593     1,657,270,096
Growth & Income.................      11,274,909         1,073,193
Equity Index....................     170,471,874       331,035,182
Capital Growth..................     833,869,288       978,957,525
Disciplined Equity..............     126,754,889       166,064,456
Focused Equities................      33,505,583         3,340,174
Emerging Growth.................     272,816,826       352,191,148
Small Company Growth............     148,238,055        81,329,765

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1998 were as follows:

                                      PURCHASES         SALES
                                     ----------------------------
Balanced Assets....................  $128,493,732    $160,136,960
Equity Income......................            --      30,449,743

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. SHARES OF BENEFICIAL
    INTEREST/CAPITAL STOCK

As of March 31, 1998, an unlimited number of shares of beneficial interest without par value were authorized for the Trust and 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's Declaration of Trust and the Company's Articles of Incorporation authorize the Board of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  LINE OF CREDIT

The Trust and the Company participate in a uncommitted line of credit provided by BONY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement.

For the year ended March 31, 1998, borrowings by the Funds under the Agreement were as follows:

                                 AVERAGE                   AVERAGE
                                 AMOUNT       AVERAGE       DEBT
            FUND               OUTSTANDING     SHARES     PER SHARE
-------------------------------------------------------------------
Balanced Assets..............   $  1,397     16,956,566     $0.00(a)
Equity Index.................    696,740     34,729,749      0.02
Capital Growth...............     26,849     61,689,987      0.00(a)
Disciplined Equity...........    224,682      8,053,520      0.03
Emerging Growth..............    981,123     25,078,950      0.04
Small Company Growth.........     49,945     20,902,377      0.00(a)

---------------
(a) Amount represents less than $0.01 per share.

The average amount outstanding was calculated based on daily balances in the period.

7. LENDING OF PORTFOLIO SECURITIES

Under an agreement with BONY, the Funds have the ability to lend their securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash, in an amount at least equal to the market value of the securities on loan. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BONY to borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

At March 31, 1998 the following Funds had securities on loan:

                                  MARKET VALUE OF    MARKET VALUE
             FUND                LOANED SECURITIES   OF COLLATERAL
------------------------------------------------------------------
Balanced Assets................     $ 1,086,146       $ 1,131,571
Equity Income..................       5,592,532         6,779,281
Value..........................      39,717,192        42,397,955
Equity Index...................         771,624           792,679
Capital Growth.................      11,232,629        11,452,643
Disciplined Equity.............       5,013,500         5,107,552
Emerging Growth................      13,233,983        13,817,177
Small Company Growth...........       8,522,301         8,681,166

8.  REORGANIZATIONS

ACQUISITION OF THE PILOT FUNDS

On May 23, 1997, the Small Company Growth Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot Small Capitalization Equity Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the Small Company Growth Fund in an amount equal to the outstanding shares of the Pilot Small Capitalization Equity Fund. The financial statements of the Small Company Growth Fund reflect the historical financial results of the Pilot Small Capitalization Equity Fund prior to the reorganization. Additionally, the fiscal year end of the Pilot Small Capitalization Equity Fund for financial reporting purposes was changed to coincide with that of the Company.

On May 16, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Pilot Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund,

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                  ACQUIRED
                                                                                          TOTAL NET ASSETS OF       FUND
                            ACQUIRED          TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
  ACQUIRING FUND              FUND               ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Equity Income       Pilot Equity Income Fund     $141,496,141         $  380,383,623        $  521,879,764      $21,628,696
Value               Pilot Growth and Income       340,919,486          1,483,907,876         1,824,827,362       70,611,659
                    Fund
Disciplined Equity  Pilot Growth Fund              37,750,653            134,469,491           172,220,144        6,637,133

CONVERSION OF COMMON TRUST FUNDS

On November 12, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Nations Bank, as listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                                            ACQUIRED
                                                                                    TOTAL NET ASSETS OF       FUND
   ACQUIRING           ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
     FUND                FUND              ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Capital Growth   Common Trust
                 Equity Funds
                 for Personal Trusts       $ 53,754,003         $  994,840,057        $1,048,594,060      $  23,336,044
Capital Growth   Common Trust
                 Capital Growth             469,943,520            524,896,537           994,840,057        131,129,004
Value            Common Trust
                 Value Equity               916,928,568          1,630,080,894         2,547,009,462        256,045,444
Equity Income    Common Trust
                 Equity Income              563,468,074            508,666,543         1,072,134,617         75,094,683
Emerging Growth  Common Trust
                 Emerging Growth            103,027,379            347,819,198           450,846,577         26,813,115

ACQUISITION OF PEACHTREE FUND

On September 27, 1996 the Capital Growth Fund ("Acquiring Fund") acquired the assets and certain liabilities of the Peachtree Equity Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                            ACQUIRED
                                                                                    TOTAL NET ASSETS OF       FUND
   ACQUIRING           ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
     FUND                FUND              ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
----------------------------------------------------------------------------------------------------------------------
Capital Growth   Peachtree Equity Fund         $95,758,235        $697,812,337            $793,570,572     $24,195,257
  Fund

9.  SUBSEQUENT EVENT

The Trust and the Company are each parties to Agreements and Plans of Reorganization with The Emerald Funds (which are advised by Barnett Capital Advisors, Inc., an indirect wholly-owned subsidiary of NationsBank Corporation) pursuant to which the assets and liabilities (net) of the Emerald Balanced Assets Fund of $76,886,508, Emerald Equity Value Fund of $26,394,353, Emerald Equity Fund of $296,852,074 and Emerald Small Capitalization Fund of $153,087,518, were acquired in a tax free exchange of shares by the Balanced Assets Fund, Value Fund,

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Disciplined Equity Fund and Small Company Growth Fund, respectively, on May 15, 1998.

In addition, NationsBank of Texas merged into NationsBank on May 6, 1998. NationsBank began serving as custodian of the Company's and the Trust's assets and sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas.

NATIONS FUNDS

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Assets Fund, Nations Equity Income Fund, Nations Value Fund, Nations Marsico Growth & Income Fund, Nations Equity Index Fund, Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Marsico Focused Equities Fund, Nations Emerging Growth Fund, and Nations Small Company Growth Fund (portfolios of Nations Fund Trust or Nations Fund, Inc., hereafter referred to as the "Funds") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received by the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations Small Company Growth Fund, formerly Pilot Small Capitalization Equity Fund, for the periods ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
Boston, Massachusetts
May 28, 1998

NATIONS FUNDS
--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

     For the fiscal year ended March 31, 1998, the amount of long-term capital gains designated by the Trust and/or the Company were as follows:

                                                     28%           20%
                     FUND                         RATE GAIN     RATE GAIN       TOTAL
----------------------------------------------------------------------------------------
Balanced Assets................................    4,516,412     1,007,627     5,524,039
Equity Income..................................   21,489,578    28,485,671    49,975,249
Value..........................................  105,123,406   213,062,690   318,186,096
Equity Index...................................    7,314,496     3,764,940    11,079,436
Capital Growth.................................  111,761,157    65,295,843   177,057,000
Disciplined Equity.............................   13,122,368     9,876,366    22,998,734
Emerging Growth................................   21,895,734    21,323,586    43,219,320
Small Company Growth...........................    3,068,952     1,105,413     4,174,365

     Of the ordinary income (including short-term capital gain) distributions made by the Trust and the Company during the fiscal year ended March 31, 1998, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Balanced Assets.............................................   6.48%
Equity Income...............................................  30.13%
Value.......................................................  44.32%
Equity Index................................................  50.88%
Capital Growth..............................................  32.82%
Disciplined Equity..........................................  18.88%
Emerging Growth.............................................  19.87%
Small Company Growth........................................  23.52%

                         [BACKGROUND DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                             BULK RATE
                                                                U.S. POSTAGE
P.O. BOX 32602                                                      PAID
Charlotte, NC 28234-4602                                        N READING, MA
Toll Free 1-800-982-2271                                          PERMIT NO.
                                                                     105





AR1 IN96116 3/98